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                                                                  EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as
                                                         ---------
of March 7, 2007, is by and among CENVEO CORPORATION, a Delaware corporation (the "Borrower"), CENVEO, INC., a Colorado corporation ("Holdings"), the
      --------                                           --------
financial institutions listed on the signature pages of this Amendment as "Lenders" (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent
                -------
on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the "Administrative Agent").
                        --------------------

                              W I T N E S S E T H

         WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 21, 2006 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement");
              ----------------

         WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.1 Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Amended Credit Agreement (as hereinafter defined).

         1.2 The term "Loan Party" shall include each of the Domestic Subsidiaries of Cadmus Communications Corporation, a Virginia corporation ("Cadmus") other than Cadmus Receivables Corp. and Washburn of New York, Inc.
  ------
The Domestic Subsidiaries of Cadmus shall be referred to herein as the "Acquired Companies".
 ------------------

                                  ARTICLE II
                        AMENDMENTS TO CREDIT AGREEMENT

         2.1 AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of
             ------------------------------
the conditions precedent set forth in Section 3.1 below, from and after the First Amendment Effective Date (as

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hereinafter defined), (i) the Credit Agreement is amended in its entirety to read in the form of such Credit Agreement attached hereto as Exhibit A to this
                                                             ---------
Amendment (the "Amended Credit Agreement") and (ii) the schedules attached
                ------------------------
hereto as Exhibit B to this Amendment shall be deemed to amend and replace the
          ---------
corresponding schedules to the Credit Agreement in their entirety.

                                  ARTICLE III
                          CONDITIONS TO EFFECTIVENESS

         3.1 CLOSING CONDITIONS. This Amendment shall become effective as of
             ------------------
the day and year set forth above (the "First Amendment Effective Date") upon
                                       ------------------------------
satisfaction of the following conditions (in form and substance reasonably acceptable to Wachovia Capital Markets, LLC (the "Arranger") and the
                                             -------------
Administrative Agent):

         (a) Executed Amendment. The Arranger shall have received and shall
             ------------------
have delivered to counsel for the Administrative Agent a copy of this Amendment duly executed by each of the Borrower, Holdings, the Required Lenders, and the Administrative Agent.

         (b) Acquisition. Contemporaneously with the making of the Term C
             -----------
Loans by the Term C Lenders to the Borrower, the acquisition of Cadmus and its Subsidiaries (the "Acquisition") shall be consummated pursuant to that certain
                   -----------
Agreement and Plan of Merger, dated as of December 26, 2006, among Holdings, Mouse Acquisition Corp. and Cadmus and no material provision thereof shall have been waived, amended, supplemented or otherwise modified, except with the consent of the Arranger and the Administrative Agent. Contemporaneously with the closing of the Acquisition, Cadmus shall be merged, directly or indirectly, with and into the Borrower.

         (c) Financial Statements. The Arranger and the Administrative Agent
             --------------------
shall have received a pro forma consolidated balance sheet of Holdings as of the date of the most recent Form 10-Q or 10-K (as applicable) of Holdings filed with the Securities and Exchange Commission, adjusted to give effect to the consummation of the Acquisition and the financings contemplated by this Amendment as if such transactions had occurred on such date.

         (d) Patriot Act Compliance. The Arranger and the Administrative Agent
             ----------------------
shall have received all documentation and other information require by bank regulatory authorities under applicable "know your customer" and Anti-Money
                                         ------------------
Laundering rules and regulations, including without limitation, the USA Patriot Act, in each case to the extent requested by the Arranger, the Administrative Agent or any Lender.

         (e) Executed Guarantor Consent. The Arranger and the Administrative
             --------------------------
Agent shall have received a consent with respect to this Amendment executed by each Guarantor.

         (f) Notes. The Arranger shall have received and shall have delivered
             -----
to counsel for the Administrative Agent a duly executed Note, for each Lender requesting a Note.

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         (g) Joinder Agreement. The Arranger shall have received and shall
             -----------------
have delivered to counsel for the Administrative Agent duly executed Joinder Agreements for each of the Acquired Companies.

         (h) Financing Statements. The Arranger shall have received and shall
             --------------------
have delivered to counsel for the Administrative Agent proper Financing Statements for the Acquired Companies in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Arranger and/or the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement.

         (i) Existing Indebtedness. All of the existing Indebtedness for
             ---------------------
borrowed money (excluding Indebtedness permitted pursuant to Section 7.02 of the Credit Agreement) of Cadmus and the Acquired Companies shall have been repaid in full and extinguished and the Lenders shall have received the results of a recent Lien search in each relevant jurisdiction with respect to the Loan Parties, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by the Amended Credit Agreement or Liens to be discharged on or prior to the First Amendment Effective Date pursuant to documentation satisfactory to the Arranger and the Administrative Agent. The Arranger shall have received and shall have delivered to counsel for the Administrative Agent evidence that all other actions that the Arranger and the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement have been taken (including receipt of duly executed payoff letters, UCC-3 termination statements) with respect to Cadmus and the Acquired Companies.

         (j) Security Actions. The Arranger shall have received and shall have
             ----------------
delivered to counsel for the Administrative Agent evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Arranger may deem necessary or desirable in order to perfect the Liens created thereby.

         (k) Material Contracts. The Arranger shall have received and shall
             ------------------
have delivered to counsel for the Administrative Agent copies of the Material Contracts of Cadmus and the Acquired Companies referred to in the Security Agreement.

         (l) Perfection Certificate. The Arranger shall have received and
             ----------------------
shall have delivered to counsel for the Administrative Agent a completed Perfection Certificate with respect to Cadmus and the Acquired Companies, in the form previously provided by the Arranger to the Borrower.

         (m) Intellectual Property. The Arranger shall have received and
             ---------------------
delivered to counsel for the Administrative Agent evidence that all action that the Arranger or the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement with respect to Cadmus and the Acquired Companies has been taken.

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         (n) Authorization Documents. The Arranger shall have received and
             -----------------------
delivered to counsel for the Administrative Agent such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Arranger or the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party.

         (o) Corporate Documents. The Arranger shall have received and
             -------------------
delivered to counsel for the Administrative Agent such documents and certifications as the Arranger or the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (p) Legal Opinions. The Arranger shall have received and delivered to
             --------------
counsel for the Administrative Agent (i) a favorable opinion of Timothy Davis, Esq., General Counsel of Holdings, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit J-1 to the Credit
                                            -----------
Agreement and such other matters concerning the Loan Parties, this Amendment and the Loan Documents as the Arranger or the Administrative Agent may reasonably request and (ii) a favorable opinion of Hughes Hubbard & Reed LLP special New York counsel to the Loan Parties addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit J-2 to the
                                                      -----------
Credit Agreement and such other matters concerning the Loan Parties, this Amendment, the Acquisition and the Loan Documents as the Arranger or the Administrative Agent may reasonably request (including, without limitation, opinions as to the non-contravention of the Loan Parties' organizational documents and Material Contracts, including the Cadmus Subordinated Notes).

          (q) Officer's Certificates. The Arranger shall have received and
              ----------------------
delivered to counsel for the Administrative Agent (i) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Amendment, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required, (ii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections
                                                                --------
4.02(a) and (b) of the Credit Agreement have been satisfied, and (B) since the
-------     ---
date of the Audited Financial Statements, except as disclosed in Holdings' public filings with the SEC made prior to the First Amendment Effective Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect, and (iii) certificates attesting to the Solvency of each Loan Party before and after giving effect to this Amendment, from its chief financial officer.

         (r) Consents. All governmental and material third party approvals
             --------
(including shareholders' and other material consents) necessary or, in the reasonable discretion of the Arranger or the Administrative Agent, advisable in connection with the Acquisition, the

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financing contemplated by this Amendment and the continuing operations of the
Borrower and its Subsidiaries shall have been obtained and be in full force and effect (other than any third party approvals and consents with respect to the Acquisition that, pursuant to the terms of the Merger Agreement, are not required to be obtained by any Loan Party as a condition to the consummation of the Acquisition (including, without limitation, any approvals or consents under the contracts listed in Schedule 3.4(a) to the Company Disclosure Schedule (as defined in the Merger Agreement))), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose material adverse conditions on the Acquisition or the financing thereof.

          (s) Insurance. The Arranger shall have received and delivered to
              ---------
counsel for the Administrative Agent evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties (including the Acquired Companies) that constitutes Collateral.

         (t) Compliance Certificate. The Arranger shall have received and
             ----------------------
delivered to counsel for the Administrative Agent a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Borrower ended December 31, 2006, signed by chief executive officer, chief financial officer, treasurer or controller of the Borrower.

         (u) Borrower Information. All of the information made available to
             --------------------
the Administrative Agent or the Arranger prior to the First Amendment Effective Date shall be complete and correct in all material respects; and since December 31, 2006, no changes or developments shall have occurred, and no new or additional information shall have been received or discovered by the Administrative Agent, the Arranger or the Lenders regarding Holdings, the Borrower and their respective Subsidiaries or the Acquisition that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) purports to materially adversely affect the Facilities or any other aspect of the Acquisition.

         (v) Debt Rating. The Arranger shall have received and delivered to
             -----------
counsel for the Administrative Agent evidence of an effective Debt Rating from both S&P and Moody's.

         (w) Term B Facility. Simultaneously with the closing of this
             ---------------
Amendment and the extensions of credit under the Term C Facility, a portion of the proceeds of the Term C Facility shall be used to pay the principal amount outstanding of the Term B Facility (as defined in the Credit Agreement as in effect immediately prior to the First Amendment Effective Date (the "Existing
                                                                     --------
Credit Agreement")) (and any interest and fees, including, without limitation,
----------------
breakage costs, owing with respect thereto) in full.

         (x) Fees and Expenses. The Lenders, the Administrative Agent and the
             -----------------
Arranger shall have received all fees required to be paid on or before the First Amendment Effective Date, and the Administrative Agent and the Arranger shall have received reimbursement of all reasonable and documented out-of-pocket expenses of the Arranger and the Administrative Agent payable by the Borrower in connection with the Term C Facility, the Acquisition and the

                                      5

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other transactions contemplated hereunder, to the extent invoiced prior to the
First Amendment Effective Date.

         (y) Miscellaneous. All other documents and legal matters in
             -------------
connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Arranger and its counsel and the Administrative Agent and its counsel.

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

         3.2 POST-CLOSING REQUIREMENTS. The Borrower hereby agrees as follows:
             -------------------------

         (a) Stock Certificates. Within thirty (30) days after the First
             ------------------
Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent certificates (if any) representing the Pledged Equity of the Acquired Companies accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt (if any) indorsed in blank.

         (b) Account Control Agreements. Within thirty (30) days after the
             --------------------------
First Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent the Account Control Agreements referred to in the Security Agreement duly executed by the appropriate Loan Parties, to the extent required pursuant to the terms of the Security Agreement.

         (c) Real Estate Documents. Within sixty (60) days after the First
             ---------------------
Amendment Effective Date, the Borrower shall have delivered (or caused to be delivered) to the Administrative Agent, with respect to the appropriate Loan Parties, deeds of trust, trust deeds, deeds to secure debt and mortgages (or amendments thereto, as applicable), (other than leasehold mortgages and leasehold deeds of trust), in substantially the form of Exhibit H to the
                                                        ---------
Credit Agreement (with such changes as may be satisfactory to the Administrative Agent and its counsel to account for local law matters) and covering the properties identified to be mortgaged on Schedule 5.08(c) (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 6.12 of the Credit Agreement, in each case as amended), duly executed by the appropriate Loan Party, together with:

                  (i) evidence that counterparts of such Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid (or that

                                      6

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         arrangements for the payment thereof satisfactory to the
         Administrative Agent have been made);

                  (ii) if requested by the Administrative Agent, fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance,
                                  -----------------
         with endorsements and in amounts acceptable to the Administrative
         Agent, issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring such Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances and other Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics' and materialmen's Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable;

                  (iii) if requested by the Administrative Agent, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Administrative Agent and the issuer of such Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent;

                  (iv) if requested by the Administrative Agent, engineering, soils and other reports as to the properties described in such Mortgages, in form and substance and from professional firms reasonably acceptable to the Administrative Agent;

                  (v) if requested by the Administrative Agent, estoppel and consent agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the lessors of the leased real properties listed on Schedule 5.08(d)(1) that are leased by
                                   -------------------
         Cadmus or an Acquired Company, along with (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent's reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Administrative Agent;

                                      7

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                  (vi) evidence of the insurance required by the terms of such
         Mortgages;

                  (vii) if requested by the Administrative Agent, an appraisal of each of the properties described in such Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989; and

                  (viii) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in such Mortgages has been taken.

         (d) Cadmus Receivables Corp. and Washburn of New York, Inc. Within
             -------------------------------------------------------
five (5) Business Days after the First Amendment Effective Date, the Borrower shall have filed the appropriate documentation to cause the dissolution of Cadmus Receivables Corp. and Washburn of New York, Inc. and shall thereafter deliver to the Administrative Agent satisfactory evidence of such dissolution promptly after receipt of such documentation from the appropriate Governmental Authority.

         (e) Landlord/Bailee Letters. Within forty-five (45) days after the
             -----------------------
First Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent such landlords' and bailees' waiver and consent agreements with respect to the real properties listed on Schedule 5.08(d)(1)
                                                         -------------------
that are leased by Cadmus or an Acquired Company, as requested by the Administrative Agent.

         (f) Corporate Documents. Within twenty (20) days after the First
             -------------------
Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent with respect to each Loan Party set forth on Schedule
                                                                  --------
5.01, (i) charter documents and certificates of good standing or its
----
equivalent or such other evidence that each such Loan Party is authorized to conduct business under the laws of its jurisdiction of incorporation or organization as the Administrative Agent shall reasonably request, certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization, and/or (ii) evidence that the Borrower has filed the appropriate documentation to cause the dissolution of any such Loan Party or the merger of any such Loan Party into another Loan Party (provided,
                                                                    --------
that such other Loan Party is in good standing under the laws of its jurisdiction of incorporation or organization), in each case to the extent permitted under the terms of the Credit Agreement, and shall thereafter deliver to the Administrative Agent satisfactory evidence of such dissolution or merger (as the case may be) promptly after receipt of such documentation from the appropriate Governmental Authority.

                                  ARTICLE IV
                                 MISCELLANEOUS

         4.1 SOLE LEAD ARRANGER AND LEFT BOOK RUNNER. Wachovia Capital
             ---------------------------------------
Markets, LLC shall be the sole lead arranger and left book runner with respect to the Term C Facility and the Delayed-Draw Facility (collectively, the "Term
                                                                         ----
Facility").
--------

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         4.2 CO-BOOK RUNNERS. Banc of America Securities LLC and Lehman
             ---------------
Brothers Inc., shall be the co-book runners with respect to the Term Facility.

         4.3 ADDITIONAL TERM FACILITY. The parties hereto acknowledge that the
             ------------------------
Term Facility does not constitute an Additional Term Loan or an Additional Term Facility and the aggregate principal amount of Additional Term Facilities available (subject to the terms and conditions of the Amended Credit Agreement) as of the First Amendment Effective Date pursuant to Section 2.14 of the Amended Credit Agreement remains at $400,000,000.

         4.4 AMENDED TERMS. On and after the First Amendment Effective Date,
             -------------
all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Amended Credit Agreement. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         4.5 REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND HOLDINGS. Each
             -----------------------------------------------------------
of the Borrower and Holdings represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, except for (i) filings and recordings necessary to perfect Liens created under the Collateral Documents and (ii) such consents, approvals, authorizations, orders, filings, registrations and qualifications that have been duly obtained, taken, given or made and are in full force and effect.

                  (d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

                  (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default.

                  (f) The provisions of the Collateral Documents continue to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and

                                      9

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         enforceable first priority Lien (subject to Liens permitted by
         Section 7.01 of the Credit Agreement) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings and recordings completed prior to the First Amendment Effective Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

                  (g) Except as specifically provided in this Amendment and the Amended Credit Agreement, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         4.6 REAFFIRMATION OF OBLIGATIONS. Each of the Borrower and Holdings
             ----------------------------
hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. Holdings hereby acknowledges and reaffirms its obligations under
Article X of the Credit Agreement.

         4.7 LOAN DOCUMENT. This Amendment shall constitute a Loan Document
             -------------
under the terms of the Credit Agreement.

         4.8 WAIVER OF NOTICE OF PREPAYMENT. By its execution of this
             ------------------------------
Amendment, each Lender hereby waives the notice requirements set forth in
Section 2.05(a)(i) of the Credit Agreement with respect to the prepayment in full of the Term B Loans (as defined in the Existing Credit Agreement) on the First Amendment Effective Date.

         4.9 FURTHER ASSURANCES. Each of the Borrower and Holdings agrees to
             ------------------
promptly take such action, upon the reasonable request of the Arranger or the Administrative Agent, as is necessary to carry out the intent of this Amendment.

         4.10 FEES AND EXPENSES. The Borrower agrees to pay all reasonable and
              -----------------
documented out-of-pocket expenses of the Administrative Agent and the Arranger in connection with this Amendment, the Term C Facility, the Acquisition and the other transactions contemplated hereunder.

         4.11 ENTIRETY. This Amendment and the other Loan Documents embody the
              --------
entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         4.12 COUNTERPARTS; TELECOPY. This Amendment may be executed in any
              ----------------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

         4.13 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
              -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE

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LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW
YORK GENERAL OBLIGATIONS LAW).

         4.14 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and
              ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

         4.15 CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY
              -----------------------------------------------------------
TRIAL. The jurisdiction, services of process and waiver of jury trial
-----
provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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                              CENVEO CORPORATION
                         AMENDMENT TO CREDIT AGREEMENT

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:                   CENVEO CORPORATION,
--------                    a Delaware corporation


                            By: /s/ Sean S. Sullivan
                                ---------------------------
                            Name:   Sean S. Sullivan
                            Title:  Chief Financial Officer

HOLDINGS:                   CENVEO, INC.,
--------                    a Colorado corporation


                            By: /s/ Sean S. Sullivan
                                ---------------------------
                            Name:   Sean S. Sullivan
                            Title:  Chief Financial Officer

                              CENVEO CORPORATION
                         AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:       BANK OF AMERICA, N.A.,
--------------------        as Administrative Agent


                            By: /s/ John Margetanski
                                ---------------------------
                            Name:   John Margetanski
                            Title:  Vice President


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

                              CENVEO CORPORATION
                         AMENDMENT TO CREDIT AGREEMENT

LENDERS:                    BANK OF AMERICA, N.A.,
-------                     as a Lender, L/C Issuer and Swing Line Lender


                            By: /s/ John Margetanski
                                ---------------------------
                            Name:   John Margetanski
                            Title:  Vice President

                              CENVEO CORPORATION
                         AMENDMENT TO CREDIT AGREEMENT

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as a Lender

                            By: /s/ Mark B. Felker
                                ---------------------------
                            Name:   Mark B. Felker
                            Title:  Managing Director

   [signatures of other members of the banking syndicate have been omitted]

                                   EXHIBIT A

                           AMENDED CREDIT AGREEMENT

                                                                     EXHIBIT A
                                                      AMENDED CREDIT AGREEMENT


==============================================================================
------------------------------------------------------------------------------
                                             Published CUSIP Number: 15671FAA0

                               CREDIT AGREEMENT

                          Dated as of June 21, 2006,

                                     among

                              CENVEO CORPORATION,
                                 as Borrower,

                                 CENVEO, INC.,
                                as a Guarantor,

                            BANK OF AMERICA, N.A.,
                as Administrative Agent, Swing Line Lender and
                                  L/C Issuer,

                         LEHMAN COMMERCIAL PAPER INC.,
                             as Syndication Agent,

                     GENERAL ELECTRIC CAPITAL CORPORATION,
                           JPMORGAN CHASE BANK, N.A.
                                CITIBANK N.A.,
                                      and
                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                          as Co-Documentation Agents,

                                      and

                        the other lenders party hereto

                        WACHOVIA CAPITAL MARKETS, LLC,
               as Sole Lead Arranger and Left Lead Book Manager
                      with respect to the Term C Facility

                        BANC OF AMERICA SECURITIES LLC,
                                      and
                             LEHMAN BROTHERS INC.,
                              as Co-Book Managers
                    with respect to the Term C Facility and
                 Joint Lead Arrangers and Joint Book Managers
                 with respect to the Revolving Credit Facility


-------------------------------------------------------------------------------
===============================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS...................................1
   1.01     Defined Terms.....................................................1
   1.02     Other Interpretive Provisions....................................34
   1.03     Accounting Terms.................................................35
   1.04     Rounding.........................................................37
   1.05     Times of Day.....................................................37
   1.06     Letter of Credit Amounts.........................................37

ARTICLE II  THE COMMITMENTS AND CREDIT EXTENSIONS............................37
   2.01     The Loans........................................................37
   2.02     Borrowings, Conversions and Continuations of Loans...............39
   2.03     Letters of Credit................................................41
   2.04     Swing Line Loans.................................................51
   2.05     Prepayments......................................................54
   2.06     Termination or Reduction of Commitments..........................58
   2.07     Repayment of Loans...............................................59
   2.08     Interest.........................................................60
   2.09     Fees.............................................................61
   2.10     Computation of Interest and Fees.................................62
   2.11     Evidence of Debt.................................................63
   2.12     Payments Generally; Administrative Agent's Clawback..............63
   2.13     Sharing of Payments by Lenders...................................65
   2.14     Increase in Term Facility........................................66

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY..........................69
   3.01     Taxes............................................................69
   3.02     Illegality.......................................................72
   3.03     Inability to Determine Rates.....................................72
   3.04     Increased Costs; Reserves on Eurodollar Rate Loans...............73
   3.05     Compensation for Losses..........................................74
   3.06     Mitigation Obligations; Replacement of Lenders...................75
   3.07     Survival.........................................................76

ARTICLE IV  CONDITIONS PRECEDENT TO CREDIT EXTENSIONS........................76
   4.01     Conditions of Initial Credit Extension...........................76
   4.02     Conditions to all Credit Extensions..............................82

ARTICLE V  REPRESENTATIONS AND WARRANTIES....................................83
   5.01     Existence, Qualification and Power...............................83
   5.02     Authorization; No Contravention..................................83
   5.03     Governmental Authorization; Other Consents.......................83
   5.04     Binding Effect...................................................84
   5.05     Financial Statements; No Material Adverse Effect;
              No Internal Control Event......................................84
   5.06     Litigation.......................................................85
   5.07     No Default.......................................................85

   5.08     Ownership of Property; Liens; Investments........................85
   5.09     Environmental Compliance.........................................86
   5.10     Insurance........................................................87
   5.11     Taxes............................................................87
   5.12     ERISA Compliance.................................................88
   5.13     Subsidiaries; Equity Interests; Loan Parties.....................88
   5.14     Margin Regulations; Investment Company Act.......................89
   5.15     Disclosure.......................................................89
   5.16     Compliance with Laws.............................................90
   5.17     Intellectual Property; Licenses, Etc.............................90
   5.18     Solvency.........................................................90
   5.19     Casualty, Etc....................................................90
   5.20     Labor Matters....................................................90
   5.21     Collateral Documents.............................................91

ARTICLE VI  AFFIRMATIVE COVENANTS............................................91
   6.01     Financial Statements.............................................91
   6.02     Certificates; Other Information..................................92
   6.03     Notices..........................................................95
   6.04     Payment of Obligations...........................................96
   6.05     Preservation of Existence, Etc...................................96
   6.06     Maintenance of Properties........................................97
   6.07     Maintenance of Insurance.........................................97
   6.08     Compliance with Laws.............................................97
   6.09     Books and Records................................................97
   6.10     Inspection Rights................................................97
   6.11     Use of Proceeds..................................................98
   6.12     Covenant to Guarantee Obligations and Give Security..............98
   6.13     Compliance with Environmental Laws..............................102
   6.14     Preparation of Environmental Reports............................102
   6.15     Further Assurances..............................................103
   6.16     Compliance with Terms of Leaseholds.............................103
   6.17     Interest Rate Hedging...........................................103
   6.18     Material Contracts..............................................103
   6.19     Designation as Senior Debt......................................104
   6.20     Cash Collateral Accounts........................................104

ARTICLE VII  NEGATIVE COVENANTS.............................................104
   7.01     Liens...........................................................104
   7.02     Indebtedness....................................................106
   7.03     Investments.....................................................108
   7.04     Fundamental Changes.............................................110
   7.05     Dispositions....................................................110
   7.06     Restricted Payments.............................................111
   7.07     Change in Nature of Business....................................112
   7.08     Transactions with Affiliates....................................113
   7.09     Burdensome Agreements...........................................113
   7.10     Use of Proceeds.................................................113

   7.11     Financial Covenants.............................................113
   7.12     Capital Expenditures............................................114
   7.13     Amendments of Organization Documents............................114
   7.14     Accounting Changes..............................................114
   7.15     Prepayments, Etc. of Indebtedness...............................115
   7.16     Amendment, Etc. of Related Documents and Indebtedness...........116
   7.17     Holding Company.................................................117
   7.18     Designation of Senior Debt......................................117

ARTICLE VIII  EVENTS OF DEFAULT AND REMEDIES................................117
   8.01     Events of Default...............................................117
   8.02     Remedies upon Event of Default..................................120
   8.03     Application of Funds............................................121

ARTICLE IX  ADMINISTRATIVE AGENT............................................122
   9.01     Appointment and Authority.......................................122
   9.02     Rights as a Lender..............................................122
   9.03     Exculpatory Provisions..........................................123
   9.04     Reliance by Administrative Agent................................124
   9.05     Delegation of Duties............................................124
   9.06     Resignation of Administrative Agent.............................124
   9.07     Non-Reliance on Administrative Agent and Other Lenders..........125
   9.08     No Other Duties, Etc............................................125
   9.09     Administrative Agent May File Proofs of Claim...................126
   9.10     Collateral and Guaranty Matters.................................126

ARTICLE X  CONTINUING GUARANTY..............................................127
   10.01       Guaranty.....................................................127
   10.02       Rights of Lenders............................................128
   10.03       Certain Waivers..............................................128
   10.04       Obligations Independent......................................129
   10.05       Subrogation..................................................129
   10.06       Termination; Reinstatement...................................129
   10.07       Subordination................................................129
   10.08       Stay of Acceleration.........................................130
   10.09       Condition of Borrower........................................130
   10.10       Additional Guarantor Waivers and Agreements..................130

ARTICLE XI  MISCELLANEOUS...................................................131
   11.01       Amendments, Etc..............................................131
   11.02       Notices; Effectiveness; Electronic Communications............133
   11.03       No Waiver; Cumulative Remedies...............................135
   11.04       Expenses; Indemnity; Damage Waiver...........................136
   11.05       Payments Set Aside...........................................138
   11.06       Successors and Assigns.......................................138
   11.07       Treatment of Certain Information; Confidentiality............143
   11.08       Right of Setoff..............................................144
   11.09       Interest Rate Limitation.....................................144
   11.10       Counterparts; Effectiveness..................................145

   11.11       Survival of Representations and Warranties...................145
   11.12       Severability.................................................145
   11.13       Replacement of Lenders.......................................145
   11.14       Governing Law; Jurisdiction; Etc.............................146
   11.15       Waiver of Jury Trial.........................................147
   11.16       California Judicial Reference................................147
   11.17       No Advisory or Fiduciary Responsibility......................148
   11.18       USA PATRIOT Act Notice.......................................149
   11.19       Time of the Essence..........................................149
   11.20       ENTIRE AGREEMENT.............................................149
   11.21       Amendment and Restatement....................................149
   11.22       Designated Senior Debt.......................................150

SCHEDULES
---------

1.01           -    Existing Letters of Credit
1.02           -    Material Contracts
1.03           -    Consolidated Adjusted EBITDA
2.01           -    Commitments and Applicable Percentages
5.01           -    Excluded Loan Parties
5.06           -    Litigation
5.08(b)        -    Existing Liens
5.08(c)        -    Owned Real Property
5.08(d)(i)     -    Leased Real Property (Lessee)
5.08(d)(ii)    -    Leased Real Property (Lessor)
5.08(e)        -    Existing Investments
5.09           -    Environmental Matters
5.13           -    Subsidiaries and Other Equity Investments; Loan Parties
5.17           -    Intellectual Property Matters
5.20           -    Labor Matters
6.12           -    Guarantors
7.02           -    Existing Indebtedness
7.09           -    Existing Burdensome Agreements
11.02          -    Administrative Agent's Office, Certain Addresses for Notices
11.06          -    Processing and Recordation Fees


EXHIBITS
--------
Form of
-------

A              -    Loan Notice
B              -    Swing Line Loan Notice
C-1            -    Term Note
C-2            -    Revolving Credit Note
D              -    Compliance Certificate
E              -    Assignment and Assumption
F              -    Guaranty
G              -    Security Agreement
H              -    Mortgage
I              -    Intellectual Property Security Agreement
J-1            -    Opinion Matters - General Counsel to Holdings
J-2            -    Opinion Matters - Special New York Counsel to Loan Parties
K              -    Joinder Agreement
L              -    Additional Term Lender Joinder

                               CREDIT AGREEMENT

         This CREDIT AGREEMENT ("Agreement") is entered into as of June 21,
                                 ---------
2006, among CENVEO CORPORATION, a Delaware corporation (the "Borrower"),
                                                             --------
CENVEO, INC., a Colorado corporation ("Holdings"), each lender from time to
                                       --------
time party hereto (collectively, the "Lenders" and individually, a "Lender"),
                                      -------                       ------
and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

                            PRELIMINARY STATEMENTS:
                            ----------------------

         The Borrower, Holdings, certain of the Lenders and Bank of America, N.A., as administrative agent for such lenders, are parties to the Existing Credit Agreement (defined below) pursuant to which certain revolving credit and letter of credit facilities have been made available to the Borrower.

         The Borrower has requested that the Lenders amend and restate the Existing Credit Agreement to provide a term loan facility and to continue to provide a revolving credit facility, and the Lenders have indicated their willingness to provide the term loan facility and to continue to lend revolving loans and the L/C Issuer has indicated its willingness to continue to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the Existing Credit Agreement is hereby amended and restated in its entirety and the parties hereto covenant and agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS.
              -------------

         As used in this Agreement, the following terms shall have the meanings set forth below:

         "Account Control Agreements" has the meaning specified in the
          --------------------------
Security Agreement.

         "Acquisition", by any Person, means the purchase or acquisition in a
          -----------
single transaction or a series of related transactions by any such Person, individually or, together with its Affiliates, of (a) any Equity Interest of any other Person (other than an existing Subsidiary of the Borrower) which are sufficient such that such other Person becomes a direct or indirect Subsidiary of the Borrower or (b) all or a substantial portion of the Property, including, without limitation, all or a substantial portion of the property comprising a division, business unit or line of business, of any other Person (other than a Subsidiary of the Borrower), whether involving a merger or consolidation with such other Person. "Acquire" has a meaning correlative
                                       -------
thereto.

         "Acquisition Debt" means Indebtedness permitted under Section 7.02(j)
          ----------------                                     ---------------
the proceeds of which are paid within ten (10) days of the incurrence thereof as part of the consideration in connection with an acquisition or purchase permitted under Section 7.03(h).
                ---------------

         "Additional Term Borrowing" means a borrowing consisting of
          -------------------------
simultaneous Additional Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Additional Term Lenders and/or existing Lenders pursuant to the applicable Credit Agreement Supplement establishing the applicable Additional Term Facility.

         "Additional Term Commitment" means, each Additional Term Lender's
          --------------------------
and/or existing Lender's obligation to make Additional Term Loans to the Borrower pursuant to Section 2.14 and any applicable Credit Agreement
                     ------------
Supplement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth in the applicable Credit Agreement Supplement, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Additional Term Facility" has the meaning specified in Section 2.14.
          ------------------------                               ------------

         "Additional Term Lender" has the meaning specified in Section 2.14.
          ----------------------                               ------------

         "Additional Term Loan" means an advance made by any Additional Term
          --------------------
Lender and/or any existing Lender under an Additional Term Facility.

         "Additional Term Note" means a promissory note made by the Borrower
          --------------------
in favor of an Additional Term Lender and/or existing Lender evidencing Additional Term Loans made by such Lender, substantially in the form of Exhibit C-1.
-----------

         "Administrative Agent" means Bank of America in its capacity as
          --------------------
administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's
          -----------------------------
address and, as appropriate, account as set forth on Schedule 11.02, or such
                                                     --------------
other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire
          ----------------------------
in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to any Person, another Person that
          ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Aggregate Commitments" means the Commitments of all the Lenders.
          ---------------------

         "Aggregate Credit Exposures" means, at any time, in respect of (a)
          --------------------------
the Term C Facility, the aggregate amount of the Term C Loans outstanding at such time, (b) any Additional Term Facility, the aggregate amount of Additional Term Loans outstanding at such time under such Additional Term Facility, (c) the Revolving Credit Facility, the sum of (i) the unused portion of the Revolving Credit Facility at such time and (ii) the Total Revolving Credit Outstandings at such time and (d) the Delayed-Draw Facility, the aggregate amount of the Delayed-Draw Term Loans outstanding at such time.

         "Agreement" means this Credit Agreement.
          ---------

         "Applicable Commitment Fee Percentage" means, at any time, in respect
          ------------------------------------
of the Revolving Credit Facility, (a) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to
Section 6.02(b) for the fiscal quarter ending December 31, 2006, 0.375% per
---------------
annum and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):
            ---------------

----------------------------------------------------------------------------
                   Applicable Commitment Fee Percentage
----------------------------------------------------------------------------
Pricing Level     Consolidated Leverage               Commitment
                          Ratio                          Fee
----------------------------------------------------------------------------
      1                 > 5.00:1                        0.500%
                        -
----------------------------------------------------------------------------
      2           > 4.00:1 but < 5.00:1                 0.375%
                  -
----------------------------------------------------------------------------
      3           > 3.00.1 but < 4.00:1                 0.375%
                  -
----------------------------------------------------------------------------
      4                 < 3.00:1                        0.250%
----------------------------------------------------------------------------

         Any increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided,
                                                ---------------  --------
however, that if a Compliance Certificate is not delivered when due in
-------
accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (provided, that on the first Business Day immediately following the date on which such Compliance Certificate is delivered to the Administrative Agent, any such increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall become effective).

         "Applicable Percentage" means (a) in respect of the Term C Facility,
          ---------------------
with respect to any Term C Lender at any time, the percentage (carried out to the ninth decimal place) of the Term C Facility represented by (i) on or prior to the First Amendment Effective Date, such Term C Lender's Term C Commitment at such time and (ii) thereafter, the principal amount of such Term C Lender's Term C Loans at such time, (b) in respect of any Additional Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of such Additional Term Facility represented by (i) on or prior to the date of funding any such Additional Term Loans, such Term Lender's Additional Term Commitment with respect to such Additional Term Loan at such time and (ii) thereafter, the outstanding principal amount of such Additional Term Loans made by such Term Lender at such time, (c) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender's Revolving Credit Commitment at such time and
(d) in respect of the Delayed-Draw Facility, with respect to any Delayed-Draw Lender at any time, the percentage (carried out to the ninth decimal place) of the Delayed-Draw Facility represented by (i) on or prior to any Delayed-Draw Funding Date, such Delayed-Draw Lender's Delayed-Draw Commitment at such time and (ii) thereafter, the principal amount of such Delayed-Draw Lender's Delayed-Draw Term Loans outstanding at such time. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to
Section 8.02, or if the Revolving Credit Commitments have expired, then the
------------
Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the
                                                 -------------
Assignment and Assumption or Credit Agreement Supplement pursuant to which such Lender becomes a party hereto, as applicable.

         "Applicable Rate" means:
          ---------------

                  (a) In respect of the Revolving Credit Facility, (i) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the
                                                       ---------------
         fiscal quarter ending December 31, 2006, 0.75% per annum for Base Rate Loans and 1.75% per annum for Eurodollar Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):
                                          ---------------

-------------------------------------------------------------------------------
                                 Applicable Rate
-------------------------------------------------------------------------------
                                         Eurodollar Rate
                      Consolidated         (Letters of
Pricing Level        Leverage Ratio          Credit)            Base Rate
-------------------------------------------------------------------------------
      1                > 5.00:1               2.00%               1.00%
                       -
-------------------------------------------------------------------------------
      2         > 4.00:1 but < 5.00:1         1.75%               0.75%
                -
-------------------------------------------------------------------------------
      3         > 3.00:1 but < 4.00:1         1.50%               0.50%
                -
-------------------------------------------------------------------------------
      4                < 3.00:1               1.25%               0.25%
-------------------------------------------------------------------------------

                  (b) In respect of the Term C Facility and the Delayed-Draw Term Facility, to the extent drawn, 1.75% for Eurodollar Rate Loans and 0.75% for Base Rate Loans.

                  (c) In respect of any Additional Term Loan, as set forth in the applicable Credit Agreement Supplement establishing such Additional Term Loan.

         Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance
                      ---------------  --------  -------
Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply in respect of the Revolving Credit Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (provided, that on the first Business Day immediately following the date on which such Compliance Certificate is delivered to the Administrative Agent, any such increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective).

         "Applicable Revolving Credit Percentage" means with respect to any
          --------------------------------------
Revolving Credit Lender at any time, such Revolving Credit Lender's Applicable Percentage in respect of the Revolving Credit Facility at such time.

         "Appropriate Lender" means, at any time, (a) with respect to any Term
          ------------------
Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit,
(i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the
   ---------------
Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit
                                  ---------------
Lenders.

         "Approved Fund" means any Fund that is administered or managed by (a)
          -------------
a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Assignee Group" means two or more Eligible Assignees that are
          --------------
Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

         "Assignment and Assumption" means an assignment and assumption
          -------------------------
entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the
                                   -----------------
Administrative Agent, in substantially the form of Exhibit E or any other form
                                                   ---------
approved by the Administrative Agent.

         "Attributable Indebtedness" means, on any date, (a) in respect of any
          -------------------------
Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

         "Audited Financial Statements" means the audited consolidated balance
          ----------------------------
sheet of Holdings and its Subsidiaries for the fiscal year ended December 31, 2005, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of Holdings and its Subsidiaries, including the notes thereto, in each case as included in Holdings Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

         "Auto-Extension Letter of Credit" has the meaning specified in
          -------------------------------
Section 2.03(b)(iii).
--------------------

         "Available Loss Proceeds" means the difference of (a) Loss Proceeds
          -----------------------
received during any fiscal year less (b) the amount of such proceeds that are applied to the repair of the property subject to such loss or to the purchase price of similar replacement property in either case within 120 days of receipt of such Loss Proceeds or, so long as Borrower gives written notice to the Administrative Agent within such 120 day period that it intends to so apply such Loss Proceeds, within 365 of receipt of such Loss Proceeds.

         "Availability Period" means, in respect of the Revolving Credit
          -------------------
Facility, the period from and including the Closing Date to the earliest of
(a) the Maturity Date for the Revolving Credit Facility, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and
                                                            ------------
(c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
                                  ------------

         "Bank of America" means Bank of America, N.A. and its successors.
          ---------------

         "Bank of America Fee Letter" means the letter agreement, dated May
          --------------------------
16, 2006 among the Borrower, Holdings, the Administrative Agent and Banc of America Securities LLC.

         "Base Rate" means for any day a fluctuating rate per annum equal to
          ---------
the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of
                                         ----
interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Revolving Credit Loan, a Term C Loan, a
          --------------
Delayed-Draw Term Loan or an Additional Term Loan that bears interest based on the Base Rate.

         "Borrower" has the meaning specified in the introductory paragraph
          --------
hereto.

         "Borrower Materials" has the meaning specified in Section 6.02.
          ------------------                               ------------

         "Borrowing" means a Revolving Credit Borrowing, a Swing Line
          ---------
Borrowing, a Term C Borrowing, a Delayed-Draw Borrowing or an Additional Term Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday or other
          ------------
day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located or Stamford, Connecticut and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

         "Cadmus" means Cadmus Communications Corporation, a Virginia
          ------
corporation.

         "Cadmus Change of Control Offer" means any offer to purchase the
          ------------------------------
Cadmus Subordinated Notes required to be made to the holders thereof pursuant to the Cadmus Subordinated Notes Documents as a result of the Acquisition, and any purchase of the Cadmus Subordinated Notes resulting from such offer.

         "Cadmus Existing Letters of Credit" means those certain letters of
          ---------------------------------
credit identified on Schedule 1.01 as the "Cadmus Existing Letters of Credit".

         "Cadmus Subordinated Notes" means the 8-3/8% Senior Subordinated
          -------------------------
Notes due 2014 issued pursuant to the Cadmus Subordinated Notes Documents in an aggregate principal amount of $125,000,000.

         "Cadmus Subordinated Notes Documents" means the Indenture, dated as
          -----------------------------------
of June 15, 2004, among Cadmus, the subsidiary guarantors party thereto and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee, the Cadmus Subordinated Notes and all other agreements, instruments and other documents pursuant to which the Cadmus Subordinated Notes have been issued or otherwise setting forth the terms of the Cadmus Subordinated Notes.

         "Cadmus Tender Offer" means the tender offer for and repurchase of
          -------------------
all of the Cadmus Subordinated Notes made by the Borrower.

         "Capital Expenditures" means, with respect to any Person for any
          --------------------
period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations). For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

         "Capitalized Leases" means all leases that have been or should be, in
          ------------------
accordance with GAAP, recorded as capitalized leases.

         "Cash Collateral Account" means a blocked, interest bearing deposit
          -----------------------
account of one or more of the Loan Parties at Bank of America (or another commercial bank selected in compliance with Section 6.20) in the name of the
                                            ------------
Administrative Agent and under the sole
dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.

         "Cash Collateralize" has the meaning specified in Section 2.03(g).
          ------------------                               ---------------

         "Cash Equivalents" means any of the following types of Investments,
          ----------------
to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents):

                  (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full
                                                        --------
         faith and credit of the United States of America is pledged in support thereof;

                  (b) time deposits with, or insured certificates of deposit or bankers' acceptances of, any nationally-recognized securities dealer or any commercial bank, trust company, savings and loan association or savings bank that (i) (A) is a Lender or (B) is (x) organized under the laws of the United States of America, any state thereof or the District of Columbia, or a political subdivision thereof, (y) a U.S. branch of any such institution organized under the laws of any other country that is a member of the OECD, or (z) the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

                  (c) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least "Prime-2" (or the then equivalent grade) by Moody's or at least "A-2" (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

                  (d) Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition, and

                  (e) obligations with any Lender, any other bank or trust company described in clause (b) above, or any nationally-recognized securities dealer, in respect of the repurchase of obligations of the type described in clause (a) above, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clause and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, such Lender, such other bank or trust company or such securities dealer.

         "Cash Management Agreement" means any agreement to provide cash
          -------------------------
management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

         "Cash Management Bank" means any Person that, at the time it enters
          --------------------
into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

         "Cenveo Existing Letters of Credit" means those certain standby
          ---------------------------------
letters of credit issued pursuant to the Existing Credit Agreement and more specifically identified on Schedule 1.01 as the "Cenveo Existing Letters of
                           -------------
Credit".

         "CERCLA" means the Comprehensive Environmental Response, Compensation
          ------
and Liability Act of 1980.

         "CERCLIS" means the Comprehensive Environmental Response,
          -------
Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

         "CFC" means a Person that is a controlled foreign corporation under
          ---
Section 957 of the Code.

         "Change in Law" means the occurrence, after the date of this
          -------------
Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

         "Change of Control" means an event or series of events by which:
          -----------------

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), except the Permitted Holders, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of
         1934), directly or indirectly, of 35% or more of the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis; or

                  (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause
         (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

                  (c) any Person or two or more Persons acting in concert (excluding the Permitted Holders) shall have acquired by contract or otherwise, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Holdings, or control over the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis representing 35% or more of the combined voting power of such securities; or

                  (d) Holdings shall cease, directly or indirectly, to own and control legally and beneficially all of the Equity Interests in the Borrower.

         "Closing Date" means the first date all the conditions precedent in
          ------------
Section 4.01 are satisfied or waived in accordance with Section 11.01.
------------                                            -------------

         "Code" means the Internal Revenue Code of 1986.
          ----

         "Collateral" means all of the "Collateral" and "Mortgaged Property"
          ----------                    ----------       ------------------
referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Collateral Documents" means, collectively, the Security Agreement,
          --------------------
the Intellectual Property Security Agreement, the Mortgages, the Account Control Agreements, the Security Agreement Supplements, the IP Security Agreement Supplements, or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other
                                 ------------
agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Commitment" means a Term Commitment or a Revolving Credit
          ----------
Commitment, as the context may require.

         "Compliance Certificate" means a certificate substantially in the
          ----------------------
form of Exhibit D.
        ---------

         "Condemnation Award" means all proceeds of any taking of real or
          ------------------
personal property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner, or transfer in lieu thereof.

         "Consolidated Adjusted EBITDA" means, at any date of determination,
          ----------------------------
an amount equal to Consolidated Net Income of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus
                                                                        ----
(a) the following to the extent deducted in calculating such Consolidated Net Income for such Measurement Period: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income taxes payable and tax contingencies, (iii) depreciation and amortization expense and (iv) all other non-cash items decreasing Consolidated Net Income (in each case of or by Holdings and its Subsidiaries for such Measurement Period), minus (b) the
                                                            -----
following to the extent added in calculating such Consolidated Net Income for such Measurement Period: (i) Federal, state, local and foreign income tax credits and tax contingency credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by Holdings and its Subsidiaries for such Measurement Period), and excluding (c) without duplication, the
                                  ---------
following to the extent included in the calculation of Consolidated Net Income for such Measurement Period: (i) cash restructuring, impairment and related fees, expenses and charges included in the Audited Financial Statements and cash restructuring, integration, impairment and related fees, expenses and charges in an aggregate amount of up to $20,000,000 incurred during the fiscal year ending December 31, 2007, (ii) non-cash restructuring, integration, impairment and related fees, expenses and charges, (iii) gain (loss) on the Disposition of non-strategic businesses and discontinued operations, (iv) stock based compensation expensed in accordance with Statement of Financial Account Standards 123R, (v) gain (loss) arising from the Tender Offer, the Cadmus Change of Control Offer or the Cadmus Tender Offer, (vi) non-cash gain
(loss) on the early extinguishment of Indebtedness other than in connection with the Tender Offer, the Cadmus Change of Control Offer or the Cadmus Tender Offer, (vii) cumulative effect of changes in accounting principles, (viii) non-cash extraordinary gains and non-cash extraordinary losses for such Measurement Period and (ix) other non-cash non-recurring charges and expenses (in each case of or by Holdings and its Subsidiaries for such Measurement Period). For the purpose of determining the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio, Consolidated Adjusted EBITDA shall be calculated on a Pro Forma Basis in accordance with the provisions in
Section 1.03. Notwithstanding the foregoing, (a) Consolidated Adjusted EBITDA
------------
shall be the amount set forth on Schedule 1.03 for each of the respective
                                 -------------
periods referenced therein and (b) for the fiscal quarter ending March 31, 2007, Consolidated Adjusted EBITDA, as calculated above, shall be determined by adding an adjustment of $8,000,000 for such period.

         "Consolidated Funded Indebtedness" means, as of any date of
          --------------------------------
determination, for Holdings and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) all Attributable Indebtedness, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than Holdings or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar legal entity) in which

Holdings or a Subsidiary is a general partner or joint venturer, except to the extent such Indebtedness is expressly made non-recourse to Holdings or such Subsidiary. For the purpose of determining the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio, Consolidated Funded Indebtedness shall be calculated on a Pro Forma Basis in accordance with the provisions in
Section 1.03.
------------

         "Consolidated Interest Charges" means, at any date of determination,
          -----------------------------
the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (but excluding
(i) any premium paid in respect of the Senior Notes in connection with the Tender Offer or any prepayment, purchase or redemption of the Senior Notes or the Cadmus Subordinated Notes permitted under Section 7.15(g), (ii) any
                                              ---------------
premium paid in respect of the Cadmus Subordinated Notes in connection with the Cadmus Tender Offer or the Cadmus Change of Control Offer and (iii) any write-off or acceleration of deferred financing fees associated with the Senior Notes, the Cadmus Subordinated Notes, the Existing Credit Agreement or the transactions contemplated by the First Amendment), (b) all interest that is treated as "interest" under GAAP that is paid or payable with respect to discontinued operations, and (c) the portion of rent expense under Capitalized Leases that is treated as interest expense in accordance with GAAP, in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period. For the purpose of determining the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio, Consolidated Interest Charges shall be calculated on a Pro Forma Basis in accordance with the provisions in Section 1.03; provided that: (i) for
                                  ------------  --------
purposes of calculating the amount of Consolidated Interest Charges for the Measurement Period ending March 31, 2007, such amount shall equal actual Consolidated Interest Charges (as calculated above) for the fiscal quarter ending March 31, 2007, multiplied by four (4); (ii) for purposes of
                       ----------
calculating the amount of Consolidated Interest Charges for the Measurement Period ending June 30, 2007, such amount shall equal actual Consolidated Interest Charges (as calculated above) for the fiscal quarters ending March 31, 2007 and June 30, 2007, multiplied by two (2), and (iii) for purposes of
                            ----------
calculating the amount of Consolidated Interest Charges for the Measurement Period ending September 30, 2007, such amount shall equal actual Consolidated Interest Charges (as calculated above) for the fiscal quarters ending March 31, 2007, June 30, 2007 and September 30, 2007, multiplied by four-thirds
                                                ----------
(4/3).

         "Consolidated Interest Coverage Ratio" means, as of any date of
          ------------------------------------
determination, the ratio of (a) Consolidated Adjusted EBITDA to (b) Consolidated Interest Charges.

         "Consolidated Leverage Ratio" means, as of any date of determination,
          ---------------------------
the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated Adjusted EBITDA.

         "Consolidated Net Income" means, at any date of determination, the
          -----------------------
net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated
                                                    --------
Net Income shall exclude (a) the net income of any Subsidiary (other than any Loan Party) during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that Holdings' equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, and (b) any income (or loss) for such Period of any Person if such Person is not a Subsidiary, except that Holdings' equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Period to Holdings or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary (other than any Loan Party), such Subsidiary is not precluded from further distributing such amount as described in clause (a) of this proviso). For the purpose of determining the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio, Consolidated Net Income shall be calculated on a Pro Forma Basis in accordance with the provisions in Section 1.03.
                       ------------

         "Contractual Obligation" means, as to any Person, any provision of
          ----------------------
any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Control" means the possession, directly or indirectly, of the power
          -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
            -----------       ----------

         "Credit Agreement Supplement" has the meaning specified in Section
          ---------------------------                               -------
2.14.
----

         "Credit Extension" means each of the following: (a) a Borrowing and
          ----------------
(b) an L/C Credit Extension.

         "Debt Rating" means, as of any date of determination, the rating as
          -----------
determined by either S&P or Moody's of the Facilities.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States,
          ------------------
and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of
          -------
Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means (a) when used with respect to Obligations other
          ------------
than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus
                                                                        ----
(ii) the Applicable Rate, if any, applicable to Base Rate Loans under the Term C Facility plus (iii) 2% per annum; provided, however, that with respect to a
           ----                     --------  -------
Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus
     ----

2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.
                             ----

         "Defaulting Lender" means any Lender that (a) has failed to fund any
          -----------------
portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Delayed-Draw Borrowing" means a borrowing consisting of simultaneous
          ----------------------
Delayed-Draw Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Delayed-Draw Lenders pursuant to Section 2.01(a)(iv).
                    -------------------

         "Delayed-Draw Commitment" means, as to each Delayed-Draw Lender, its
          -----------------------
obligation to make Delayed-Draw Term Loans to the Borrower pursuant to Section
                                                                       -------
2.01(a)(iv) in an aggregate principal amount at any one time outstanding not
-----------
to exceed the amount set forth opposite such Lender's name on Schedule 2.01
                                                              -------------
under the caption "Delayed-Draw Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Delayed-Draw Lender becomes a party hereto, as applicable, or otherwise adjusted from time to time in accordance with this Agreement.

         "Delayed-Draw Commitment Termination Date" shall mean the date that
          ----------------------------------------
is sixty (60) days following the First Amendment Effective Date.

         "Delayed-Draw Facility" means, at any time, (A) on or prior to the
          ---------------------
first Delayed-Draw Funding Date, the aggregate amount of the Delayed-Draw Commitments at such time, (B) after the first Delayed-Draw Funding Date but prior to the Delayed-Draw Commitment Termination Date, unused Delayed-Draw Commitments and outstanding Delayed-Draw Term Loans and (C) thereafter, the aggregate principal amount of the Delayed-Draw Term Loans of all Delayed-Draw Lenders outstanding at such time.

         "Delayed-Draw Funding Date" has the meaning specified in 2.01(a)(iv).
          -------------------------

         "Delayed-Draw Lender" means at any time, (A) on or prior to the first
          -------------------
Delayed-Draw Funding Date, any Lender that has a Delayed-Draw Commitment at such time, (B) after the first Delayed-Draw Funding Date but prior to the Delayed-Draw Commitment Termination Date, any Lender that has a Delayed-Draw Commitment at such time and any Lender that holds Delayed-Draw Term Loans at such time and (C) at any time after the Delayed-Draw Commitment Termination Date, any Lender that holds Delayed-Draw Term Loans at such time.

         "Delayed-Draw Note" means a promissory note made by the Borrower in
          -----------------
favor of a Delayed-Draw Lender, evidencing Delayed-Draw Term Loans made by such Delayed-Draw Lender, substantially in the form of Exhibit C-1.
                                                       -----------

         "Delayed-Draw Percentage" means, with respect to any Delayed-Draw
          -----------------------
Lender at any time on or before the Delayed-Draw Commitment Termination Date, the percentage (carried out to the ninth decimal place) of the aggregate Delayed-Draw Commitments represented by such Delayed-Draw Lender's Delayed-Draw Commitment at such time.

         "Delayed-Draw Term Loan" means an advance made by any Delayed-Draw
          ----------------------
Lender under the Delayed-Draw Facility.

         "Disclosed Litigation" has the meaning set forth in Section 5.06.
          --------------------                               ------------

         "Disposition" or "Dispose" means the sale, transfer, license, lease
          -----------      -------
or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" mean lawful money of the United States.
          ------       -

         "Domestic Subsidiary" means any Subsidiary that is organized under
          -------------------
the laws of any political subdivision of the United States.

         "Eligible Assignee" means any Person that meets the requirements to
          -----------------
be an assignee under Section 11.06(b)(iii), (v) and (vi) (subject to such
                     ---------------------  ---     ----
consents, if any, as may be required under Section 11.06(b)(iii)).
                                           ----------------------

         "Environmental Laws" means any and all Federal, state, local, and
          ------------------
foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Environmental Liability" means any liability, contingent or
          -----------------------
otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Environmental Permit" means any permit, approval, identification
          --------------------
number, license or other authorization required under any Environmental Law.

         "Equipment Loans" means those certain senior unsecured equipment
          ---------------
loans owing by Washburn Graphics, Inc. and Cadmus Journal Services, Inc. (and Guaranteed by the Borrower,
as successor to Cadmus) and set forth on Schedule 7.02 in an aggregate amount
                                         -------------
not to exceed $13,200,000.

         "Equity Interests" means, with respect to any Person, all of the
          ----------------
shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

         "ERISA" means the Employee Retirement Income Security Act of 1974.
          -----

         "ERISA Affiliate" means any trade or business (whether or not
          ---------------
incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension
          -----------
Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means, for any Interest Period with respect to a
          ---------------
Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other
                         ---------
commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the

London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "Eurodollar Reserve Percentage" of any Lender for each Interest
          -----------------------------
Period for any Eurodollar Rate Loan means the reserve percentage applicable to such Lender during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under Regulation D or other regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) then applicable to such Lender with respect to liabilities or assets consisting of or including "Eurocurrency liabilities" (as defined in Regulation D of the FRB) having a term equal to such Interest Period.

         "Eurodollar Rate Loan" means a Revolving Credit Loan or a Term Loan
          --------------------
that bears interest at a rate based on the Eurodollar Rate.

         "Event of Default" has the meaning specified in Section 8.01.
          ----------------                               ------------

         "Excess Cash Flow" means, for any fiscal year of Holdings, the excess
          ----------------
(if any) of (a) Consolidated Adjusted EBITDA for such fiscal year minus (b)
                                                                  -----
the sum (for such fiscal year) of (i) Consolidated Interest Charges actually paid in cash by Holdings and its Subsidiaries, (ii) principal repayments, to the extent actually made by the Borrower, of Term Loans pursuant to Section
                                                                    -------
2.05(a) or (b)(iii), (iv) or (v) or Section 2.07, (iii) all income taxes
-------    --------  ----    ---    ------------
actually paid in cash by Holdings and its Subsidiaries, (iv) Capital Expenditures actually made by Holdings and its Subsidiaries in such fiscal year, (v) Restricted Payments by Holdings, to the extent actually made, permitted by Section 7.06(d), and (vi) all principal repayments and
             ---------------
prepayments of Consolidated Funded Indebtedness (other than the Obligations), to the extent actually made by Holdings or any Subsidiary, so long as such repayment or prepayment is permitted hereunder (including, without limitation, any prepayment, purchase, redemption or defeasance of the Subordinated Notes permitted under Section 7.15(d)).
                ----------------

         "Excluded Taxes" means, with respect to the Administrative Agent, any
          --------------
Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any Obligation of the Borrower or Holdings hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower or Holdings is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 11.13), any withholding tax that is
                              --------------
imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the
                                          ---------------
extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending

Office (or assignment), to receive additional amounts from the Borrower or Holdings with respect to such withholding tax pursuant to Section 3.01(a).
                                                          ---------------

         "Existing Credit Agreement" means that certain Second Amended and
          -------------------------
Restated Credit Agreement dated as of March 25, 2004 among the Borrower, Holdings, Bank of America, N.A., as agent, certain other co-syndication agents and co-documentation agents, and a syndicate of lenders, as amended or supplemented and in effect from time to time.

         "Existing Letters of Credit" means the Cenveo Existing Letters of
          --------------------------
Credit and the Cadmus Existing Letters of Credit.

         "Facility" means the Term C Facility, the Delayed-Draw Facility, any
          --------
Additional Term Facility or the Revolving Credit Facility, as the context may require.

         "Federal Funds Rate" means, for any day, the rate per annum equal to
          ------------------
the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business
                              --------
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letters" means, collectively, (a) the Bank of America Fee Letter
          -----------
and (b) the letter agreement, dated May 16, 2006, among the Borrower, Holdings, Lehman Brothers Inc. and Lehman Commercial Paper Inc.

         "First Amendment" means the First Amendment to Credit Agreement,
          ---------------
dated as of March 7, 2007, by and among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

         "First Amendment Effective Date" shall mean March 7, 2007.
          ------------------------------

         "Foreign Lender" means any Lender that is organized under the laws of
          --------------
a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "FRB" means the Board of Governors of the Federal Reserve System of
          ---
the United States.

         "Fund" means any Person (other than a natural person) that is (or
          ----
will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means generally accepted accounting principles in the United
          ----
States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means the government of the United States or
          ----------------------
any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Guarantee" means, as to any Person, (a) any obligation, contingent
          ---------
or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or
                     ---------------
indirectly, and including any obligation of such Person, direct or indirect,
(i) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding
                                ---------
meaning.

         "Guarantors" means, collectively, Holdings, the Subsidiaries listed
          ----------
on Schedule 6.12 and each other Subsidiary of the Borrower that shall be
   -------------
required to execute and deliver a guaranty or guaranty supplement pursuant to
Section 6.12.
------------

         "Guaranty" means, collectively, the Guaranty made by Holdings under
          --------
Article X in favor of the Secured Parties and the Guaranty made by the
---------
Guarantors in favor of the Secured Parties, substantially in the form of Exhibit F, together with each other guaranty and guaranty supplement delivered
---------
pursuant to Section 6.12.
            ------------

         "Hazardous Materials" means all explosive or radioactive substances
          -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedge Bank" means any Person that, at the time it enters into a
          ----------
Secured Hedge Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Secured Hedge Agreement.

         "Holdings" has the meaning specified in the introductory paragraph
          --------
hereto.

         "Indebtedness" means, as to any Person at a particular time, without
          ------------
duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations of such Person under any Swap Contract;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than 90 days after the date on which such trade account was created);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

                  (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any Affiliate of such Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and
                                                         ----
         unpaid dividends; and

                  (h) all Guarantees of such Person in respect of any of the foregoing.

                  For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation limited liability company or similar legal entity) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligations of any Person under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof due and payable by such Person as of such date.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.
          -----------------

         "Indemnitees" has the meaning specified in Section 11.04(b).
          -----------                               ----------------

         "Information" has the meaning specified in Section 11.07.
          -----------                               -------------

         "Insurance Proceeds" means all insurance proceeds (other than
          ------------------
business interruption insurance proceeds), damages, awards, claims and rights of action with respect to any casualty or other loss, damage or destruction of any real or personal property of Holdings or its Subsidiaries.

         "Intellectual Property Security Agreement" has the meaning specified
          ----------------------------------------
in Section 4.01(a)(v).
   ------------------

         "Interest Payment Date" means, (a) as to any Eurodollar Rate Loan,
          ---------------------
the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that
                                                     --------  -------
if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the first Business Day of each January, April, July and October and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition).

         "Interest Period" means, as to each Eurodollar Rate Loan, the period
          ---------------
commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice or such other period that is twelve months or less requested by the Borrower and available to all the Lenders; provided that:
                              --------

                  (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

         "Internal Control Event" means a material weakness in, or fraud that
          ----------------------
involves management or other employees who have a significant role in, Holdings' and its Subsidiaries' internal controls over financial reporting, in each case as described in the Securities Laws.

         "Investment" means, as to any Person, any direct or indirect
          ----------
acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (C) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IP Rights" has the meaning specified in Section 5.17.
          ---------

         "IP Security Agreement Supplement" has the meaning specified in
          --------------------------------
Section 1.03 of the Security Agreement.
------------

         "IRS" means the United States Internal Revenue Service.
          ---

         "ISP" means, with respect to any Letter of Credit, the "International
          ---
Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents" means with respect to any Letter of Credit, the
          ----------------
Letter of Credit Application, and any other document, agreement or instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) relating to such Letter of Credit.

         "Joinder Agreement" means a Joinder Agreement executed and delivered
          -----------------
in accordance with the provisions of Section 6.12, substantially in the form
                                     ------------
of Exhibit K hereto.
   ---------

         "Laws" means, collectively, all international, foreign, Federal,
          ----
state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Revolving Credit Lender,
          -----------
such Lender's funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.

         "L/C Borrowing" means an extension of credit resulting from a drawing
          -------------
under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit,
          --------------------
the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "L/C Issuer" means (a) Bank of America in its capacity as issuer of
          ----------
Letters of Credit hereunder, or any successor or additional issuer of Letters of Credit hereunder and (b) solely with respect to the Cadmus Existing Letters of Credit, Wachovia Bank, National Association in its capacity as issuer of the Cadmus Existing Letters of Credit.

         "L/C Obligations" means, as at any date of determination, the
          ---------------
aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.
----
For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of
     ------------
determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Lead Arrangers" means Banc of America Securities LLC and Lehman
          --------------
Brothers Inc., each in their respective capacity as joint lead arranger and joint book manager.

         "Lender" has the meaning specified in the introductory paragraph
          ------
hereto and, as the context requires, includes the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of
          --------------
such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any standby or commercial letter of credit
          ----------------
issued hereunder and shall include the Existing Letters of Credit.

         "Letter of Credit Application" means an application and agreement for
          ----------------------------
the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is seven days
          --------------------------------
prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Fee" has the meaning specified in Section 2.03(i).
          --------------------                               ---------------

         "Letter of Credit Sublimit" means an amount equal to $50,000,000. The
          -------------------------
Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
          ----
arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Loan" means an extension of credit by a Lender to the Borrower under
          ----
Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line
----------
Loan.

         "Loan Documents" means, collectively, (a) this Agreement, (b) the
          --------------
Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letters,
(f) each Issuer Document, (g) each Secured Hedge Agreement, (h) each Cash Management Agreement, (i) each Joinder Agreement and (j) all other documents and agreements executed and delivered in connection with the Obligations hereunder.

         "Loan Notice" means a notice of (a) a Term Borrowing, (b) a Revolving
          -----------
Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, in each case pursuant to Section
                                                                  -------
2.02(a). Each Loan Notice, if in writing, shall be substantially in the form
-------
of Exhibit A.
   ---------

         "Loan Parties" means, collectively, the Borrower and each Guarantor.
          ------------

         "Loss Proceeds" means the sum of (a) all Insurance Proceeds and (b)
          -------------
all Condemnation Awards, and payments in lieu thereof.

         "Material Adverse Effect" means (a) a material adverse change in, or
          -----------------------
a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Loan Parties taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Contract" means, with respect to any Loan Party, each
          -----------------
contract or agreement listed on Schedule 1.02 hereto and each other contract
                                -------------
or agreement entered into after the Closing Date by any Loan Party the breach or termination of which could reasonably be expected to have a Material Adverse Effect.

         "Maturity Date" means (a) with respect to the Revolving Credit
          -------------
Facility, June 21, 2012, (b) with respect to the Term C Facility and the Delayed-Draw Facility, June 21, 2013 and (c) with respect to any Additional Term Facility, the date set forth in the Credit Agreement Supplement establishing such Additional Term Facility, but in no event earlier than June 21, 2013; provided, however, that, in each case, if such date is not a
          --------  -------
Business Day, the Maturity Date shall be the next preceding Business Day.

         "Maximum Cap Ex Amount" has the meaning specified in Section 7.12.
          ---------------------                               ------------

         "Maximum Dividend Amount" has the meaning specified in Section
          -----------------------                               -------
7.06(d).
-------

         "Measurement Period" means, at any date of determination, the most
          ------------------
recently completed four fiscal quarters of the Borrower.

         "Moody's" means Moody's Investors Service, Inc. and any successor
          -------
thereto.

         "Mortgage" has the meaning specified in Section 4.01(a)(iv).
          --------                               -------------------

         "Mortgage Policy" has the meaning specified in Section
          ---------------                               -------
4.01(a)(iv)(B).
--------------

         "Multiemployer Plan" means any employee benefit plan of the type
          ------------------
described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Net Cash Proceeds" means:
          -----------------

                  (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents),
         (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that,
                                                                --------
         if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; and

                  (b) with respect to the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith.

         "Non-Extension Notice Date" has the meaning specified in Section
          -------------------------                               -------
2.03(b)(iii).
------------

         "Non-Operating Subsidiary" means any non-operating, inactive
          ------------------------
Subsidiary with assets having a net book value of less than $100,000.

         "Note" means a Term C Note, a Delayed-Draw Note, an Additional Term
          ----
Note or a Revolving Credit Note, as the context may require.

         "NPL" means the National Priorities List under CERCLA.
          ---

         "Obligations" means all advances to, and debts, liabilities,
          -----------
obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "OECD" means the Organization for Economic Cooperation and
          ----
Development.

         "Organization Documents" means, (a) with respect to any corporation,
          ----------------------
the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

         "Other Taxes" means all present or future stamp or documentary taxes
          -----------
or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

         "Outstanding Amount" means (a) with respect to all Term Loans,
          ------------------
Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

         "Participant" has the meaning specified in Section 11.06(d).
          -----------                               ----------------

         "PBGC" means the Pension Benefit Guaranty Corporation.
          ----

         "PCAOB" means the Public Company Accounting Oversight Board.
          -----

         "Pension Plan" means any "employee pension benefit plan" (as such
          ------------
term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

         "Perfection Certificate" has the meaning given such term in Section
          ----------------------                                     -------
1.03 of the Security Agreement.
----

         "Permitted Encumbrances" has the meaning (if any) specified in the
          ----------------------
Mortgages and includes any Liens on any real property interests of any Loan Party permitted to be created, incurred or assumed, or otherwise permitted to exist, pursuant to the terms of any Mortgage.

         "Permitted Holders" means Robert G. Burton, Sr., his immediate family
          -----------------
and their heirs and estates and any Person (other than a natural Person and Holdings and its Subsidiaries) that is wholly-owned or otherwise directly Controlled by any of the foregoing, including, without limitation, Burton Capital Management, LLC.

         "Person" means any natural person, corporation, limited liability
          ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in
          ----
Section 3(3) of ERISA) established by the Borrower.

         "Platform" has the meaning specified in Section 6.02.
          --------                               ------------

         "Pledged Debt" has the meaning specified in Section 2.01 of the
          ------------                               ------------
Security Agreement.

         "Pledged Equity" has the meaning specified in Section 2.01 of the
          --------------                               ------------
Security Agreement.

         "Pro Forma Basis" has the meaning specified in Section 1.03.
          ---------------                               ------------

         "Register" has the meaning specified in Section 11.06(c).
          --------                               ----------------

         "Registered Public Accounting Firm" has the meaning specified by the
          ---------------------------------
Securities Laws and shall be independent of Holdings as prescribed by the Securities Laws.

         "Related Documents" means (a) the Tender Offer Documents, (b) the
          -----------------
Subordinated Notes Documents and (c) all Material Contracts.

         "Related Parties" means, with respect to any Person, such Person's
          ---------------
Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person's Affiliates.

         "Reportable Event" means any of the events set forth in Section
          ----------------
4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing,
          ----------------------------
conversion or continuation of Term Loans or Revolving Credit Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Delayed-Draw Lenders" means, as of any date of
          -----------------------------
determination, Delayed-Draw Lenders holding more than 50% of the sum of (a) all Delayed-Draw Term Loans outstanding and (b) the aggregate unused Delayed-Draw Commitments; provided that the unused Delayed-Draw Commitment of,
                          --------
and the portion of the outstanding Delayed-Draw Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Delayed-Draw Lenders.

         "Required Lenders" means, as of any date of determination, Lenders
          ----------------
holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Credit Lender for purposes of this definition) and
(b) aggregate unused Revolving Credit Commitments; provided that the unused
                                                   --------
Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Required Revolving Lenders" means, as of any date of determination,
          --------------------------
Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the
             --------
portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Required Additional Term Lenders" means, as of any date of
          --------------------------------
determination, Term Lenders holding more than 50% of any Additional Term Facility on such date; provided that the portion of the Additional Term
                       --------
Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Additional Term Lenders.

         "Required Term Lenders" means, as of any date of determination, Term
          ---------------------
Lenders holding more than 50% of the Term Facilities on such date, provided that the portion of the Term Facilities held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders.

         "Responsible Officer" means the chief executive officer, president,
          -------------------
chief financial officer, treasurer, assistant treasurer or controller of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution
          ------------------
(whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person's stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

         "Revolving Credit Borrowing" means a borrowing consisting of
          --------------------------
simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(a)(iii).
                                     --------------------

         "Revolving Credit Commitment" means, as to each Revolving Credit
          ---------------------------
Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(a)(iii), (b) purchase participations in L/C
            --------------------
Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the
                                                -------------
caption "Revolving Credit Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Revolving Credit Facility" means, at any time, the aggregate amount
          -------------------------
of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

         "Revolving Credit Lender" means, at any time, any Lender that has a
          -----------------------
Revolving Credit Commitment at such time or, if the Revolving Credit Commitments have terminated or expired, holds a Revolving Credit Loan or a participation in L/C Obligations or Swing Line Loans at such time.

         "Revolving Credit Loan" has the meaning specified in Section
          ---------------------                               -------
2.01(a)(iii).
------------

         "Revolving Credit Note" means a promissory note made by the Borrower
          ---------------------
in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2.
                             -----------

         "S&P" means Standard & Poor's Ratings Services, a division of The
          ---
McGraw-Hill Companies, Inc., and any successor thereto.

         "Sarbanes-Oxley" means the Sarbanes-Oxley Act of 2002.
          --------------

         "SEC" means the Securities and Exchange Commission, or any
          ---
Governmental Authority succeeding to any of its principal functions.

         "Secured Hedge Agreement" means any interest rate Swap Contract
          -----------------------
permitted under Article VI or VII that is entered into by and between the
                ----------    ---
Borrower and any Hedge Bank.

         "Secured Parties" means, collectively, the Administrative Agent, the
          ---------------
Lenders, the L/C Issuer, the Hedge Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and
                                                          ------------
the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

         "Securities Laws" means the Securities Act of 1933, the Securities
          ---------------
Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

         "Security Agreement" has the meaning specified in Section
          ------------------                               -------
4.01(a)(iii).
------------

         "Security Agreement Supplement" has the meaning specified in Section
          -----------------------------                               -------
1.03 of the Security Agreement.
----

         "Senior Notes" means the 9-5/8% Senior Notes due 2012 issued pursuant
          ------------
to that certain Indenture dated as of March 13, 2002 among the Borrower (formerly known as "Mail-Well I Corporation"), the guarantors party thereto and U.S. Bank National Association (as successor to State Street Bank and Trust Company), as trustee.

         "Solvent" and "Solvency" mean, with respect to any Person on any date
          -------       --------
of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Notes" means the 7-7/8% Senior Subordinated Notes due
          ------------------
2013 (Series A and Series B) issued pursuant to the Subordinated Notes
Documents.

         "Subordinated Notes Documents" means the Indenture dated as of
          ----------------------------
February 4, 2004 by and among the Borrower (formerly known as "Mail-Well I Corporation"), the guarantors party thereto and U.S. Bank National Association, as trustee, the Subordinated Notes and all other agreements, instruments and other documents pursuant to which the Subordinated Notes have been or will be issued or otherwise setting forth the terms of the Subordinated Notes.

         "Subsidiary" of a Person means a corporation, partnership, joint
          ----------
venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a
                        ----------         ------------
Subsidiary or Subsidiaries of Holdings.

         "Supremex Disposition" means the sale or other disposition of the
          --------------------
Borrower's interest in the Supremex Income Fund, an unincorporated open-ended trust established under the laws of the Province of Quebec.

         "Swap Contract" means (a) any and all rate swap transactions, basis
          -------------
swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement governing any transaction described in clause (a) above (any such master agreement, together with any related schedules, a "Master Agreement"),
                                                   ----------------
including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap
          ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and
(b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line" means the revolving credit facility made available by
          ----------
the Swing Line Lender pursuant to Section 2.04.
                                  ------------

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan
          --------------------
pursuant to Section 2.04.
            ------------

         "Swing Line Lender" means Bank of America in its capacity as provider
          -----------------
of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).
          ---------------                               ---------------

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing
          ----------------------
pursuant to Section 2.04(b), which, if in writing, shall be substantially in
            ---------------
the form of Exhibit B.
            ---------

         "Swing Line Sublimit" means an amount equal to the lesser of (a)
          -------------------
$25,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.

         "Synthetic Debt" means, with respect to any Person as of any date of
          --------------
determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of "Indebtedness" or as a liability on the
                               ------------
consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

         "Synthetic Lease Obligation" means the monetary obligation of a
          --------------------------
Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Taxes" means all present or future taxes, levies, imposts, duties,
          -----
deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Tender Offer" means the tender offer for and repurchase of all of
          ------------
Senior Notes.

         "Tender Offer Documents" means the offer to Purchase and Consent
          ----------------------
Solicitation Statement and the Letter of Transmittal and Consent, each prepared in connection with the Tender Offer.

         "Term Borrowing" means a Term C Borrowing, a Delayed-Draw Borrowing
          --------------
or an Additional Term Borrowing.

         "Term C Borrowing" means a borrowing consisting of simultaneous Term
          ----------------
C Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term C Lenders pursuant to Section
                                                                    -------
2.01(a)(i) or pursuant to any increase in the Term C Facility pursuant to
----------
Section 2.14 and in accordance with the Credit Agreement Supplement applicable
------------
to such borrowing.

         "Term C Commitment" means, as to each Term C Lender, its obligation
          -----------------
to make Term C Loans to the Borrower pursuant to Section 2.01(a)(i) in an
                                                 ------------------
aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the
                                                -------------
caption "Term C Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Term C Lender becomes a party hereto, as applicable, as such amount may be increased pursuant to Section 2.14 or
                                                        ------------
otherwise adjusted from time to time in accordance with this Agreement.

         "Term C Facility" means, at any time, (a) on or prior to the First
          ---------------
Amendment Effective Date, the aggregate amount of the Term C Commitments at such time and (b) thereafter, the aggregate principal amount of the Term C Loans of all Term C Lenders outstanding at such time.

         "Term C Lender" means at any time, (a) on or prior to the First
          -------------
Amendment Effective Date, any Lender that has a Term C Commitment at such time and (b) at any time after the First Amendment Effective Date, any Lender that holds Term C Loans at such time.

         "Term C Loan" means an advance made by any Term C Lender under the
          -----------
Term C Facility.

         "Term C Note" means a promissory note made by the Borrower in favor
          -----------
of a Term C Lender, evidencing Term C Loans made by such Term C Lender, substantially in the form of Exhibit C-1.
                             -----------

         "Term Commitment" means the Term C Commitment, the Delayed-Draw
          ---------------
Commitment or an Additional Term Commitment.

         "Term Facility" means the Term C Facility, the Delayed-Draw Facility
          -------------
or an Additional Term Facility.

         "Term Facility Increase Effective Date" has the meaning specified in
          -------------------------------------
Section 2.14(d).
---------------

         "Term Lender" means a Term C Lender, a Delayed-Draw Lender, an
          -----------
Additional Term Lender or any other Lender that has an Additional Term Commitment or holds any Additional Term Loans.

         "Term Loan" means a Term C Loan, a Delayed-Draw Term Loan or an
          ---------
Additional Term Loan.

         "Threshold Amount" means $35,000,000.
          ----------------

         "Ticking Fee" has the meaning specified in Section 2.09(b).
          -----------                               ---------------

         "Total Revolving Credit Outstandings" means the aggregate Outstanding
          -----------------------------------
Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.

         "Total Outstandings" means the aggregate Outstanding Amount of all
          ------------------
Loans and all L/C Obligations.

         "Transaction" means, collectively, (a) the consummation of the Tender
          -----------
Offer, the Acquisition (as defined in the First Amendment), the Cadmus Tender Offer and the Cadmus Change of Control Offer, (b) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party, and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

         "Type" means, with respect to a Loan, its character as a Base Rate
          ----
Loan or a Eurodollar Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect in the State of
          ---
New York; provided that, if perfection or the effect of perfection or
          --------
non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in
                             ---
effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         "Unfunded Pension Liability" means the excess of a Pension Plan's
          --------------------------
benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." mean the United States of America.
          -------------       ----

         "Unreimbursed Amount" has the meaning specified in Section
          -------------------                               -------
2.03(c)(i).
----------

         "U.S. Loan Party" means any Loan Party that is organized under the
          ---------------
laws of one of the states of the United States of America and that is not a CFC.

         1.02 OTHER INTERPRETIVE PROVISIONS.
              -----------------------------

         With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

                  (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes"
                                                          -------    --------
         and "including" shall be deemed to be followed by the phrase "without
              ---------
         limitation." The word "will" shall be construed to have the same
                                ----
         meaning and effect as the word "shall." Unless the context requires
                                         -----
         otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns,
         (iii) the words "herein," "hereof" and "hereunder," and words of
                          ------    ------       ---------
         similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to
                                   -----       --------
         have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and
                                                   ----         --------
         including;" the words "to" and "until" each mean "to but excluding;"
         ---------              --       -----             ----------------
         and the word "through" means "to and including."
                       -------         ----------------

                  (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS.
              ----------------

                  (a) Generally. All accounting terms not specifically or
                      ---------
         completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except
                                                                       ------
         as otherwise specifically prescribed herein.

                  (b) Changes in GAAP. If at any time any change in GAAP would
                      ---------------
         affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall
         --------
         continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                  (c) Pro Forma Calculations. Notwithstanding anything herein
                      ----------------------
         to the contrary, any calculation of the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio for any Measurement Period during which an Acquisition or Disposition shall have occurred (or shall be deemed to have occurred for the purposes described in clause (iii) of this Section 1.03(c)) shall each be made on a Pro
         ------------         ----------------
         Forma Basis for purposes of making the following determinations:

                           (i) determining the applicable pricing level under
                  the definitions of "Applicable Rate" and "Applicable Commitment Fee Percentage";

                           (ii) determining compliance with the Consolidated
                  Leverage Ratio and the Consolidated Interest Coverage Ratio (other than whether the conditions precedent for a proposed transaction have been satisfied as contemplated by subsection (iii) of this Section 1.03(c));
                  ----------------         ----------------

                           (iii) determining whether the conditions precedent
                  have been satisfied for a proposed transaction which is permitted hereunder only so long as no Default will result from the consummation thereof, including, without limitation, any Disposition or any Investment which results in an Acquisition; and

                           (iv) determining whether a mandatory prepayment is
                  required to be made by the Borrower pursuant to Section
                                                                  -------
                  2.05(b)(ii) or (v).
                  -----------    ---

         "Pro Forma Basis" means, for purposes of calculating any financial
          ---------------
ratio (including the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio) or financial amount for any Measurement Period for any of the purposes specified in this Section 1.03(c), and with respect to each proposed
                           ---------------
Acquisition or Disposition and each such transaction actually consummated in such Measurement Period, that such financial ratio or financial amount shall be calculated on a pro forma basis based on the following assumptions: (a) each such transaction shall be deemed to have occurred on the first day of such Measurement Period; (b) any funds to be used by any Person in consummating any such transaction will be assumed to have been used for that purpose as of the first day of such Measurement Period; (c) any Indebtedness to be incurred by any Person in connection with the consummation of any such transaction will be assumed to have been incurred on the first day of such Measurement Period; (d) the gross interest expenses, determined in accordance with GAAP, with respect to such Indebtedness assumed to have been incurred on the first day of such Measurement Period that bears interest at a floating rate shall be calculated at the current rate (as of the date of such calculation) under the agreement governing such Indebtedness (including this Agreement if the Indebtedness is incurred hereunder); and (e) any gross interest expense, determined in accordance with GAAP, with respect to Indebtedness outstanding during such Measurement Period that was or is to be refinanced with proceeds of a transaction assumed to have been incurred as of the first day of the Measurement Period will be excluded from such calculations (and to the extent not already excluded pursuant to clause (a) or (b) above, the principal amount of such Indebtedness shall be excluded). "Pro Forma Basis" may also include such adjustments for expected cost savings as forecasted by the Borrower in a reasonable manner with appropriate supporting documentation and representations by management, reasonably satisfactory to the Administrative Agent.

                  (d) Consolidation of Variable Interest Entities. All
                      -------------------------------------------
         references herein to consolidated financial statements of Holdings and its Subsidiaries or to the determination of any amount for Holdings and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Holdings is required to consolidate pursuant to FASB Interpretation No. 46 - Consolidation of Variable Interest
         Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

         1.04 ROUNDING.
              --------

         Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 TIMES OF DAY.
              ------------

         Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         1.06 LETTER OF CREDIT AMOUNTS.
              ------------------------

         Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of
                        --------  -------
Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

                                  ARTICLE II

                     THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 THE LOANS.
                  -----

                  (a) Term Borrowings.
                      ---------------

                           (i) Term C Borrowings. Subject to the terms and
                               -----------------
                  conditions set forth herein, each Term C Lender severally agrees to make a single loan to the Borrower on the First Amendment Effective Date in an amount not to exceed such Term C Lender's Term C Commitment. The Term C Borrowing shall consist of Term C Loans made simultaneously by the Term C Lenders in accordance with their respective Term C Commitments. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid
                                      ------------------
                  may not be reborrowed. Term C Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein.

                           (ii) Additional Term Borrowings. The Borrower, the
                                --------------------------
                  Administrative Agent and the applicable Lenders and Additional Term Lenders may establish and provide for Additional Term Facilities hereunder, or an increase in any existing Term Facility, in each case pursuant to the terms of one or more Credit Agreement Supplements in accordance with Section 2.14. Amounts borrowed under this Section
                       ------------                              -------
                  2.01(a)(ii) and the applicable Credit Agreement Supplement
                  -----------
                  and repaid or prepaid may not be reborrowed. Additional Term Loans, and any other Term Loans made pursuant to this
                  Section 2.01(a)(ii) may be Base Rate Loans or Eurodollar
                  -------------------
                  Rate Loans as further provided in the applicable Credit Agreement Supplement.

                           (iii) The Revolving Credit Borrowings. Subject to
                                 -------------------------------
                  the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a "Revolving Credit Loan") to the Borrower from time
                           ---------------------
                  to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Credit Commitment; provided, however, that after giving effect to any Revolving
                  --------  -------
                  Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender plus such
                                                              ----
                  Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations plus such Revolving Credit Lender's Applicable Revolving
                  ----
                  Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender's Revolving Credit Commitment. Within the limits of each Revolving Credit Lender's Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(a)(iii), prepay
                                                 --------------------
                  under Section 2.05, and reborrow under this Section
                        ------------                          -------
                  2.01(a)(iii). Revolving Credit Loans may be Base Rate Loans
                  ------------
                  or Eurodollar Rate Loans, as further provided herein.

                           (iii) Delayed-Draw Term Loan. Subject to the terms
                                 ----------------------
                  and conditions set forth herein, each Delayed-Draw Lender severally agrees to make its Delayed-Draw Percentage of each Delayed-Draw Term Loan to the Borrower from time to time in up to three (3) separate draws, on any Business Day from and including the First Amendment Effective Date to and including the Delayed-Draw Commitment Termination Date (each, a "Delayed-Draw Funding Date"), in an aggregate
                            -------------------------
                  amount not to exceed such Delayed-Draw Lender's Delayed-Draw Commitment. Each Delayed-Draw Borrowing shall consist of Delayed-Draw Term Loans made simultaneously by the Delayed-Draw Lenders in accordance with their respective Delayed-Draw Commitments. Amounts borrowed under this
                  Section 2.01(a)(iv) and repaid or prepaid may not be
                  -------------------
                  reborrowed. Delayed-Draw

                  Term Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein.

         2.02 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF LOANS.
              --------------------------------------------------

                  (a) Borrowings, Conversions and Continuations Generally.
                      ---------------------------------------------------
         Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 Noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if
                                                   --------  -------
         the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of "Interest Period," (A) the applicable notice must be received by the Administrative Agent not later than 12:00 Noon four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is available to all of them, and (B) not later than 12:00 Noon, three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period is available to all the Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be
                                                 ---------------
         confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each
                                        ----------------     -------
         Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term C Borrowing, a Delayed-Draw Borrowing, an Additional Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans,
         (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued,
         (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan

         Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Eurodollar Rate Loan.

                  (b) Notice to Lenders and Funding of Borrowings. Following
                      -------------------------------------------
         receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term C Loans, Delayed-Draw Term Loans, Additional Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in
         Section 2.02(a). In the case of a Term Borrowing or a Revolving
         ---------------
         Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 PM on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section
                                                                     -------
         4.02 (and, if such Borrowing is the initial Credit Extension, Section
         ----                                                          -------
         4.01), the Administrative Agent shall make all funds so received
         -----
         available to the Borrower on such Business Day in like funds as received by the Administrative Agent, either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided,
                                                                  --------
         however, that if, on the date a Loan Notice with respect to a
         -------
         Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such
                    -----
         L/C Borrowings, and second, shall be made available to the Borrower
                             ------
         as provided above.

                  (c) Eurodollar Rate Loans. Except as otherwise provided
                      ---------------------
         herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

                  (d) Notice of Interest Rate. The Administrative Agent shall
                      -----------------------
         promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

                  (e) Interest Periods. After giving effect to all Term C
                      ----------------
         Borrowings, all Delayed-Draw Borrowings, all conversions of Term C Loans from one Type to the other, all conversions of Delayed-Draw Term Loans from one Type to the other, all continuations of Term C Loans as the same Type, and all continuations of Delayed-Draw Term Loans as the same Type, there shall not be more than twelve (12) Interest Periods in effect in respect of the Term C Facility and Delayed-Draw Facility. After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect in respect of the Revolving Credit Facility. The maximum number of Interest Periods in effect for any Additional Term Loans shall be set forth in the applicable Credit Agreement Supplement.

         2.03 LETTERS OF CREDIT.
              -----------------

                  (a) The Letter of Credit Commitment.
                      -------------------------------

                           (i) Subject to the terms and conditions set forth
                  herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this
                  Section 2.03, (1) from time to time on any Business Day
                  ------------
                  during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries or, only with respect to the Cenveo Existing Letters of Credit for the account of Holdings, Holdings, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the
                       ---------------
                  Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries or, only with respect to the Cenveo Existing Letters of Credit for the account of Holdings, Holdings, and any drawings thereunder; provided that after giving effect to any L/C
                              --------
                  Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender plus such Lender's Applicable Revolving Credit
                         ----
                  Percentage of the Outstanding Amount of all L/C Obligations plus such Lender's Applicable Revolving Credit Percentage of
                  ----
                  the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. The Cenveo Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof. The Cadmus Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the First Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.

                           (ii) The L/C Issuer shall not issue any Letter of
                  Credit if:

                                    (A) subject to Section 2.03(b)(iii), the
                                                   --------------------
                           expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the L/C Issuer has approved such expiry date; or

                                    (B) the expiry date of such requested
                           Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date.

                           (iii) The L/C Issuer shall not be under any
                  obligation to issue any Letter of Credit if:

                                    (A) any order, judgment or decree of any
                           Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                                    (B) the issuance of such Letter of Credit
                           would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

                                    (C) except as otherwise agreed by the
                           Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $500,000;

                                    (D) such Letter of Credit is to be
                           denominated in a currency other than Dollars;

                                    (E) such Letter of Credit contains any
                           provisions for automatic reinstatement of the stated amount after any drawing thereunder except in accordance with Section 2.03(b)(iii); or
                                              --------------------

                                    (F) a default of any Lender's obligations
                           to fund under Section 2.03(C) exists or any Lender
                                         ---------------
                           is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender.

                           (iv) The L/C Issuer shall not amend any Letter of
                  Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

                           (v) The L/C Issuer shall be under no obligation to
                  amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                           (vi) The L/C Issuer shall act on behalf of the
                  Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
                  Article IX with respect to any acts taken or omissions
                  ----------
                  suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in
                  Article IX included the L/C Issuer with respect to such acts
                  ----------
                  or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

                  (b) Procedures for Issuance and Amendment of Letters of
                      ---------------------------------------------------
         Credit; Auto-Extension Letters of Credit.
         ----------------------------------------

                           (i) Each Letter of Credit shall be issued or
                  amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 12:00 Noon at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer:
                  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business

                  Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then
                                                    ----------
         be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender's Applicable Revolving Credit Percentage times the amount of such Letter of
                                     -----
         Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit");
                                         -------------------------------
         provided that any such Auto-Extension Letter of Credit must permit
         --------
         the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such
                                    -------------------------
         twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however,
                                                          --------  -------
         that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or
                                                   ---------------
         otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in
                                 ------------
         each such case directing the L/C Issuer not to permit such extension.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

                  (c) Drawings and Reimbursements; Funding of Participations.
                      ------------------------------------------------------

                           (i) Upon receipt from the beneficiary of any Letter
                  of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 12:00 Noon on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall
                                              ----------
                  reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the
                                             -------------------
                  amount of such Revolving Credit Lender's Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in
                  Section 2.02 for the principal amount of Base Rate Loans,
                  ------------
                  but subject to the amount of the unutilized portion of the Revolving Credit Commitments (taking into account any reduction in the stated amount of such Letter of Credit resulting from such drawing thereunder) and the conditions set forth in Section 4.02 (other than the delivery of a Loan
                               ------------
                  Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may
                                                        ------------------
                  be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation
                  --------
                  shall not affect the conclusiveness or binding effect of such notice.

                           (ii) Each Revolving Credit Lender shall upon any
                  notice pursuant to Section 2.03(c)(i) make funds available
                                     ------------------
                  to the Administrative Agent for the account of the L/C
                  Issuer at the Administrative Agent's Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section
                                                          -------
                  2.03(c)(iii), each Revolving Credit Lender that so makes
                  ------------
                  funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                           (iii) With respect to any Unreimbursed Amount that
                  is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section
                                                                      -------
                  4.02 cannot be satisfied or for any other reason, the
                  ----

                  Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with accrued and unpaid interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed
                                     -------------------
                  payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
                       ------------

                           (iv) Until each Revolving Credit Lender funds its
                  Revolving Credit Loan or L/C Advance pursuant to this
                  Section 2.03(c) to reimburse the L/C Issuer for any amount
                  ---------------
                  drawn under any Letter of Credit, interest in respect of such Lender's Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

                           (v) Each Revolving Credit Lender's obligation to
                  make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and
                                       ---------------
                  unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that
                                                       --------  -------
                  each Revolving Credit Lender's obligation to make Revolving Credit Loans pursuant to this Section 2.03(C) is subject to
                                                ---------------
                  the conditions set forth in Section 4.02 (other than
                                              ------------
                  delivery by the Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                           (vi) If any Revolving Credit Lender fails to make
                  available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c)
                                                               ---------------
                  by the time specified in Section 2.03(c)(ii), the L/C Issuer
                                           -------------------
                  shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section
                                                                      -------
                  2.03(c)(vi) shall be conclusive absent manifest error.
                  -----------

                  (d) Repayment of Participations.
                      ---------------------------

                           (i) At any time after the L/C Issuer has made a
                  payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the
                                                     ---------------
                  Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower from the proceeds of a Revolving Credit Borrowing pursuant to Section 2.02(b) or otherwise, including proceeds
                              ---------------
                  of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.

                           (ii) If any payment received by the Administrative
                  Agent for the account of the L/C Issuer pursuant to Section
                                                                      -------
                  2.03(c)(i) is required to be returned under any of the
                  ----------
                  circumstances described in Section 11.05 (including pursuant
                                             -------------
                  to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the
                                            ----
                  date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

                  (e) Obligations Absolute. The obligation of the Borrower to
                      --------------------
         reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable (subject to any claims of the Borrower against the L/C Issuer pursuant to Section 2.03(f)), and shall be paid strictly in
                            ----------------
         accordance with the terms of this Agreement under all circumstances, including the following:

                           (i) any lack of validity or enforceability of such
                  Letter of Credit, this Agreement, or any other Loan
                  Document;

                           (ii) the existence of any claim, counterclaim,
                  setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                           (iii) any draft, demand, certificate or other
                  document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                           (iv) any payment by the L/C Issuer under such
                  Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

                           (v) any exchange, release or non-perfection of any
                  collateral, or any release or amendment or waiver of or consent to the departure from any Guarantee, or all or any of the Obligations of the Borrower in respect of any Letter of Credit; or

                           (vi) any other circumstance or happening
                  whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer within one Business Day after the Borrower's receipt of such Letter of Credit or amendment. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

                  (f) Role of L/C Issuer. Each Lender and the Borrower agree
                      ------------------
         that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided,
                                                                     --------
         however, that this assumption is not intended to, and shall not,
         -------
         preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section
                                                                -------
         2.03(e); provided, however, that anything in such clauses to the
         -------  --------  -------
         contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                  (g) Cash Collateral. Upon the request of the Administrative
                      ---------------
         Agent, if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Sections 2.05 and 8.02(c) set forth certain additional
                      -------------     -------
         requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), "Cash
              ------------  ------------     ---------------   ----
         Collateralize" means to pledge and deposit with or deliver to the
         -------------
         Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer.

                  (h) Applicability of ISP and UCP. Unless otherwise expressly
                      ----------------------------
         agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

                  (i) Letter of Credit Fees. The Borrower shall pay to the
                      ---------------------
         Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee (the "Letter of Credit Fee") for each Letter of
                                    --------------------
         Credit equal to the product of the Applicable Rate times the daily
                                                            -----
         amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees
                                       ------------
         shall be (i) due and payable on the first Business Day of each January, April, July and October, commencing October 2, 2006, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

                  (j) Fronting Fee and Documentary and Processing Charges
                      ---------------------------------------------------
         Payable to L/C Issuer. The Borrower shall pay directly to the L/C
         ---------------------
         Issuer for its own account a fronting fee (i) with respect to each commercial Letter of Credit, at the rate per annum specified in the Bank of America Fee Letter, computed on the amount of such commercial Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at the rate per annum specified in the Bank of America Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day of each January, April, July and October in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with October 2, 2006, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.
                                                                 ------------
         In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within 10 Business Days after demand and are nonrefundable.

                  (k) Conflict with Issuer Documents. In the event of any
                      ------------------------------
         conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

                  (l) Letters of Credit Issued for Subsidiaries.
                      -----------------------------------------
         Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

         2.04 SWING LINE LOANS.
              ----------------

                  (a) The Swing Line. Subject to the terms and conditions set
                      --------------
         forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to
                                                           ------------
         make loans (each such loan, a "Swing Line Loan") to the Borrower from
                                        ---------------
         time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's Revolving Credit Commitment; provided,
                                                                  --------
         however, that after giving effect to any Swing Line Loan, (i) the
         -------
         Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender's Applicable
                       ----
         Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender's
                                   ----
         Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender's Revolving Credit Commitment and provided further that the Borrower
                                         -------- -------
         shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow
                    ------------               ------------
         under this Section 2.04. Each Swing Line Loan shall bear interest
                    ------------
         only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender's Applicable Revolving Credit Percentage times the amount of such Swing
                                                -----
         Line Loan.

                  (b) Borrowing Procedures. Each Swing Line Borrowing shall be
                      --------------------
         made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the

         Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section
                                                                       -------
         2.04(a), or (B) that one or more of the applicable conditions
         -------     ---
         specified in Article IV is not then satisfied, then, subject to the
                      ----------
         terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

                  (c) Refinancing of Swing Line Loans.
                      -------------------------------

                           (i) The Swing Line Lender at any time in its sole
                  and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender's Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without
                                                      ------------
                  regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender
                                          ------------
                  shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so
                     -------------------
                  makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                           (ii) If for any reason any Swing Line Loan cannot
                  be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base
                                  ------------------
                  Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to
                  Section 2.04(c)(i) shall be deemed payment in respect of
                  ------------------
                  such participation.

                           (iii) If any Revolving Credit Lender fails to make
                  available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section
                                                                      -------
                  2.04(c) by the time specified in Section 2.04(c)(i), the
                  -------                          ------------------
                  Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                           (iv) Each Revolving Credit Lender's obligation to
                  make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section
                                                                      -------
                  2.04(c) shall be absolute and unconditional and shall not be
                  -------
                  affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving
                                        --------  -------
                  Credit Lender's obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the
                                   ---------------
                  conditions set forth in Section 4.02. No such funding of
                                          ------------
                  risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

                  (d) Repayment of Participations.
                      ---------------------------

                           (i) At any time after any Revolving Credit Lender
                  has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender

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

                  receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.

                           (ii) If any payment received by the Swing Line
                  Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05
                                                              -------------
                  (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of
                                        ----
                  such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

                  (e) Interest for Account of Swing Line Lender. The Swing
                      -----------------------------------------
         Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this
         Section 2.04 to refinance such Revolving Credit Lender's Applicable
         ------------
         Revolving Credit Percentage of such Swing Line Loan, interest in respect of such Lender's Applicable Revolving Credit Percentage of such Swing Line Loan shall be solely for the account of the Swing Line Lender.

                  (f) Payments Directly to Swing Line Lender. The Borrower
                      --------------------------------------
         shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.05 PREPAYMENTS.
              -----------

                  (a) Optional.
                      --------

                           (i) Term Loans and Revolving Credit Loans. The
                               -------------------------------------
                  Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice must be
                                      --------
                  received by the Administrative Agent not later than 12:00 Noon (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Facility to which such prepayment shall apply and the Type(s) of Loans to be prepaid and, if

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

                  Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's ratable portion of such prepayment (based on such Lender's Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to
                  Section 3.05. Each prepayment of the outstanding Term Loans
                  ------------
                  pursuant to this Section 2.05(a) shall be applied (x) to one
                                   ---------------
                  or more Term Facilities as the Borrower may elect and (y) to the principal repayment installments of the applicable Term Facility on a pro-rata basis, and each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

                           (ii) Swing Line Loans. The Borrower may, upon
                                ----------------
                  notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice
                                              --------
                  must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

                  (b) Mandatory.
                      ---------

                           (i) Revolving Credit Commitments. If for any reason
                               ----------------------------
                  the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Commitments then in effect, the Borrower shall immediately prepay the Revolving Credit Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however,
                                                         --------  -------
                  the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless,
                                                   ------------------
                  after the prepayment in full of the Revolving Credit Loans and Swing Line Loans, the Total Revolving Credit Outstandings exceed the Revolving Credit Commitments then in effect.

                           (ii) Excess Cash Flow. If the Consolidated Leverage
                                ----------------
                  Ratio for any fiscal year of Holdings commencing after December 31, 2006 is greater than 3.50 to 1.0 on a Pro Forma Basis as of the end of such fiscal year, no more than five Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance
                              ---------------
                  Certificate has been delivered pursuant to Section 6.02(b)
                                                             ---------------
                  for such fiscal year, the Borrower shall prepay an aggregate principal amount of Loans equal to the excess (if any) of
                  (A) 50% of

                  Excess Cash Flow for the fiscal year covered by such financial statements over (B) the aggregate principal amount
                                       ----
                  of Term Loans prepaid pursuant to Section 2.05(a)(i).
                                                    ------------------

                           (iii) Dispositions. If any Loan Party or any of its
                                 ------------
                  Subsidiaries Disposes of any property (other than any Disposition of any property permitted by Section 7.05(a)
                                                           ---------------
                  through (h)) which results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds within two (2) Business Days of receipt thereof by such Person; provided, however, that, with respect to any
                               --------  -------
                  Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(iii), at the election of the Borrower
                       --------------------
                  (as notified by the Borrower to the Administrative Agent no more than two (2) Business Days after the date of such Disposition), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets so long as within 365 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated (as certified by the Borrower in writing to the Administrative Agent); and provided further, however,
                                                 -------- -------  -------
                  that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii).
                                -------------------

                           (iv) Loss Proceeds. Within five Business Days after
                                -------------
                  financial statements have been delivered pursuant to Section
                                                                       -------
                  6.01(a), the Borrower shall prepay an aggregate principal
                  -------
                  amount of Loans in an amount equal to 100% of the excess (if any) of (A) Available Loss Proceeds for the immediately preceding fiscal year, less (B) the amount of any voluntary prepayments of the Term Loans during such prior fiscal year; provided, however, that, notwithstanding the forgoing,
                  --------  -------
                  within two (2) Business Days of receipt of Loss Proceeds from any single casualty or taking, or series of related casualties or takings, in excess of the Threshold Amount, the Borrower shall prepay the Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to 100% of such Loss Proceeds.

                           (v) Debt Issuance. Upon the incurrence or issuance
                               -------------
                  by any Loan Party or any of its Subsidiaries of any Indebtedness (other than permitted Acquisition Debt and other Indebtedness expressly permitted to be incurred or issued pursuant to Sections 7.02(a) through (i) and Sections
                                     ----------------         ---     --------
                  7.02(k), (l) and (m)), the Borrower shall prepay an
                  -------  ---     ----
                  aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary; provided,
                                                                 --------
                  however, that if the Consolidated Leverage Ratio (calculated
                  -------
                  on a Pro Forma Basis based on the most recently delivered Compliance Certificate and financial statements delivered pursuant to Section 6.01(a) or (b)) is less than or equal to
                              ---------------    ----
                  3.50 to 1.0, no prepayment under this Section 2.05(b)(v)
                                                        ------------------
                  shall be required.

                           (vi) Application of Prepayments Generally. Each
                                ------------------------------------
                  prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied, first, ratably to
                       ---------------                   -----
                  each of THE Term C Facility, the Delayed-Draw Facility and any Additional Term Facility (with such ratable payment being applied (A) with respect to the Term C Facility, to the principal repayment installments thereof on a pro-rata basis, (B) with respect to any Additional Term Facility, to the principal repayment installments thereof on a pro rata basis or as otherwise set forth in the applicable Credit Agreement Supplement and (C) with respect to the Delayed-Draw Facility, to the principal repayment installments thereof on a pro-rata basis) and, second, after
                                                                 ------
                  the outstanding principal amount of the Term Loans has been repaid in full, to the Revolving Credit Facility in the manner set forth in clause (vii) of this Section 2.05(b).
                                                           ---------------

                           (vii) Application of Prepayments of Revolving
                                 ---------------------------------------
                  Credit Facility. Prepayments of the Revolving Credit
                  ---------------
                  Facility made pursuant to this Section 2.05(b) shall be
                                                 ---------------
                  applied first, ratably to the L/C Borrowings and the Swing
                          -----
                  Line Loans, second, ratably to the outstanding Revolving
                              ------
                  Credit Loans, and third, to Cash Collateralize the remaining
                                    -----
                  L/C Obligations. The amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrower for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable, for such drawing. Prepayments of the Revolving Credit Facility made pursuant to this Section
                                                                  -------
                  2.05(b) shall in no event reduce the Revolving Credit
                  -------
                  Commitments.

                  (c) Prepayment Accounts. Amounts to be applied as provided
                      -------------------
         in clause (b) above to the prepayment of Loans shall be applied first to reduce outstanding Base Rate Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurodollar Rate Loans immediately and/or shall be deposited in a separate Prepayment Account (as defined below) for such Eurodollar Rate Loans. The Administrative Agent shall apply any cash deposited in the Prepayment Account to prepay Eurodollar Rate Loans on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Eurodollar Rate Loans have been prepaid or until all the allocable cash on deposit in the Prepayment Account has been exhausted. For purposes of this Agreement, the term "Prepayment
                                                              ----------
         Account" shall mean an account established by the Borrower with the
         -------
         Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this clause (c). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the Eurodollar Rate Loans to be prepaid; provided, however, that (i)
                                                  --------  -------
         the Administrative Agent shall not be
         required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any Law, (ii) such Cash Equivalents shall be subjected to a first priority perfected security interest in favor of the Administrative Agent and (iii) if any Event of Default shall have occurred and be continuing, the selection of such Cash Equivalents shall be in the sole discretion of the Administrative Agent. The Borrower shall indemnify the Administrative Agent for any losses relating to such investments in Cash Equivalents so that the amount available to prepay Eurodollar Rate Loans on the last day of the applicable Interest Periods is not less than the amount that would have been available had no investments been made pursuant hereto. Other than any interest or profits earned on such investments, the Prepayment Accounts shall not bear interest. Interest or profits, if any, on the investments in any Prepayment Account shall accumulate in such Prepayment Account and, so long as no Event of Default has occurred and is continuing, shall be paid by the Administrative Agent to the Borrower at the end of each fiscal quarter. If the maturity of the Loans has been accelerated pursuant to Section 8.02, the
                                                    ------------
         Administrative Agent may, in its sole discretion, apply such funds to satisfy any of the Obligations. The Borrower hereby pledges and assigns to the Administrative Agent, for its benefit and the benefit of the Lenders, each Prepayment Account established to secure the Obligations.

                  (d) Prepayments Under Subordinated Notes Documents. Anything
                      ----------------------------------------------
         contained in Section 2.05(b) to the contrary notwithstanding, (i) if,
                      ---------------
         following the occurrence of any "Asset Sale" (as such term is defined
                                          ----------
         in each of the Subordinated Notes Documents and the Cadmus Subordinated Notes Documents) by any Loan Party or any of its Subsidiaries, the Borrower is required to apply an amount equal to any of the "Net Proceeds" (as defined in each of the Subordinated
                     ------------
         Notes Documents and the Cadmus Subordinated Notes Documents) thereof in a particular manner, or to apply by a particular date (an "Application Date") an amount equal to any such "Net Proceeds" in a
          ----------------                                ------------
         particular manner, in either case in order to excuse the Borrower from being required to offer to repurchase Subordinated Notes or Cadmus Subordinated Notes, and the Borrower shall have failed to so commit or to so apply an amount equal to such "Net Proceeds" at least
                                                        ------------
         30 days before the applicable Application Date, or (ii) if the Borrower at any other time shall have failed to apply or cause to be applied an amount equal to any such "Net Proceeds", and, within 30
                                              ------------
         days thereafter assuming no further application of an amount equal to such "Net Proceeds" the Borrower would otherwise be required to offer
               ------------
         to repurchase Subordinated Notes or Cadmus Subordinated Notes, then in either such case the Borrower shall pay or cause to be paid to the Administrative Agent no later than fifteen (15) days prior to such Application Date an amount equal to such "Net Proceeds" to be applied
                                                   ------------
         to the payment of the Loans and L/C Borrowings and to Cash Collateralize the remaining L/C Obligations in the manner set forth in Section 2.05(b) in such amounts as shall excuse the Borrower from
            ---------------
         making any offer to repurchase the Subordinated Notes or the Cadmus Subordinated Notes.

         2.06 TERMINATION OR REDUCTION OF COMMITMENTS.
              ---------------------------------------

                  (a) Optional. The Borrower may, upon notice to the
                      --------
         Administrative Agent, terminate the Delayed-Draw Commitments, the Revolving Credit Facility, the Letter of

         Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Delayed-Draw Commitments, the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the
         --------
         Administrative Agent not later than 12:00 Noon three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit.

                  (b) Mandatory. (i) The aggregate Term C Commitments shall be
                      ---------
         automatically and permanently reduced to zero on the date of the Term C Borrowing and (ii) to the extent drawn on any Delayed-Draw Funding Date, the Delayed-Draw Commitments shall be automatically and permanently reduced by the amount of the Delayed-Draw Term Loans made on such Delayed-Draw Funding Date and the applicable remaining Delayed-Draw Commitment of each Lender, if any, shall automatically terminate in full upon the Delayed-Draw Commitment Termination Date (after giving effect to any Delayed-Draw Term Loans made on such date).

                  (c) Automatic Reduction of Subfacilities. If after giving
                      ------------------------------------
         effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or
                                ------------
         the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

                  (d) Application of Commitment Reductions; Payment of Fees.
                      -----------------------------------------------------
         The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Delayed-Draw Commitments, the Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit under this Section 2.06. Upon any reduction of
                                        ------------
         the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender's Applicable Revolving Credit Percentage of such reduction amount. Upon any reduction of the Delayed-Draw Commitments, the Delayed-Draw Commitment of each Delayed-Draw Lender shall be reduced by such Lender's Delayed-Draw Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

         2.07 REPAYMENT OF LOANS.
              ------------------

                  (a) Term C Loans. The Borrower shall repay to the Term C
                      ------------
         Lenders the aggregate principal amount of all Term C Loans in quarterly installments in the amount of $1,500,000 on the twenty-first day (provided that to the extent the twenty-first day is not a Business Day, such installment shall be made on the first Business Day following the twenty-first day) of each March, June, September and December (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) beginning June 21, 2007;
                               -------------
         provided, however, that the final principal repayment installment of
         --------  -------
         the Term C Loans shall be repaid on the Maturity Date for the Term C Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term C Loans outstanding on such date.

                   (b) Delayed-Draw Term Loans. The Borrower shall repay to
                       -----------------------
         the Delayed-Draw Lenders the aggregate principal amount of all Delayed-Draw Term Loans, if any, in quarterly installments in an amount equal to 0.25% of the aggregate principal amount of all outstanding Delayed-Draw Term Loans on the twenty-first day (provided that to the extent the twenty-first day is not a Business Day, such installment shall be made on the first Business Day following the twenty-first day) of each March, June, September and December beginning June 21, 2007 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided, however, that the
                               -------------  --------  -------
         final principal repayment installment of the Delayed-Draw Term Loans shall be repaid on the Maturity Date for the Delayed-Draw Facility and in any event shall be in an amount equal to the aggregate principal amount of all Delayed-Draw Term Loans outstanding on such date.

                  (c) Additional Term Loans. The Borrower shall repay the
                      ---------------------
         aggregate outstanding principal amount of any Additional Term Loans in quarterly installments on the dates and in the amounts set forth in the applicable Credit Agreement Supplement; provided, however,
                                                        --------  -------
         that the final principal installment shall be repaid on the Maturity Date for such Additional Term Loans, and in any event shall be in an amount equal to the aggregate principal amount of all such Additional Term Loans outstanding on the Maturity Date for such Additional Term Loans.

                  (d) Revolving Credit Loans. The Borrower shall repay to the
                      ----------------------
         Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

                  (e) Swing Line Loans. The Borrower shall repay each Swing
                      ----------------
         Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.

         2.08 INTEREST.
              --------

                  (a) Interest Rates. Subject to the provisions of Section
                      --------------                               -------
         2.08(b), (i) each Eurodollar Rate Loan under a Facility shall bear
         -------
         interest on the outstanding principal amount thereof for each Interest Period applicable thereto at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for
                                                  ----
         such Facility;

         (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable
                                                         ----
         Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility.
         ----

                  (b) Default Rate.
                      ------------

                           (i) If any amount of principal of any Loan is not
                  paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                           (ii) If any amount (other than principal of any
                  Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                           (iii) While any Event of Default exists under
                  Section 8.01(a), or upon the request of the Required Lenders
                  ---------------
                  while any Event of Default exists under any other provision of Section 8.01, the Borrower shall pay interest on the
                     ------------
                  principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                           (iv) Accrued and unpaid interest on past due
                  amounts (including interest on past due interest) shall be due and payable upon demand.

                  (c) Interest Payment Date. Interest on each Loan shall be
                      ---------------------
         due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.09 FEES.
              ----

         In addition to certain fees described in Sections 2.03(i) and (j):
                                                  ------------------------

                  (a) Commitment Fee. The Borrower shall pay to the
                      --------------
         Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee equal to the product of the Applicable Commitment Fee Percentage times the actual daily amount by which the Revolving
                    -----

         Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and
                              ----------
         payable quarterly in arrears on the first Business Day of each January, April, July and October, commencing with October 2, 2006, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Commitment Fee Percentage separately for each period during such quarter that such Applicable Commitment Fee Percentage was in effect.

                  (b) Ticking Fee. The Borrower agrees to pay to the
                      -----------
         Administrative Agent, for the pro rata benefit of the Delayed-Draw Lenders, a ticking fee (the "Ticking Fee") in an amount equal to
                                      -----------
         0.50% per annum on the aggregate amount of the Delayed-Draw Commitment (computed on the basis of the actual number of days elapsed over a 360-day year), which Ticking Fee shall accrue from the First Amendment Effective Date to, and shall be payable in full to the Administrative Agent on the Delayed-Draw Commitment Termination Date, regardless of whether any Delayed-Draw Funding Date actually occurs; provided that if any Delayed-Draw Funding Date shall occur,
                 --------
         the accrued Ticking Fee shall be payable at such time in respect of the aggregate amount of the Delayed-Draw Commitment funded on such Delayed-Draw Funding Date. It is acknowledged and agreed that upon payment of the accrued portion of the Ticking Fee on any Delayed-Draw Funding Date, no further payment obligation in respect of the Ticking Fee relating to the portion of the Delayed-Draw Commitment then funded shall continue to exist.

                  (c) Other Fees.
                      ----------

                           (i) The Borrower shall pay to the Lead Arrangers
                  and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                           (ii) The Borrower shall pay to the Lenders such
                  fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         2.10 COMPUTATION OF INTEREST AND FEES.
              --------------------------------

         All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion

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

thereof, for the day on which the Loan or such portion is paid, provided that
                                                                --------
any Loan that is repaid on the same day on which it is made shall, subject to
Section 2.12(a), bear interest for one day. Each determination by the
---------------
Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

         2.11 EVIDENCE OF DEBT.
              ----------------

                  (a) Accounts and Records of Credit Extensions. The Credit
                      -----------------------------------------
         Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

                  (b) Accounts and Records of Purchases and Sales. In addition
                      -------------------------------------------
         to the accounts and records referred to in Section 2.11(a), each
                                                    ---------------
         Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         2.12 PAYMENTS GENERALLY; ADMINISTRATIVE AGENT'S CLAWBACK.
              ---------------------------------------------------

                  (a) General. All payments to be made by the Borrower shall
                      -------
         be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to

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         accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

                  (b) Presumptions by the Administrative Agent.
                      ----------------------------------------

                           (i) Funding by Lenders. Unless the Administrative
                               ------------------
                  Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case
                                               ------------
                  of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such
                              -------------
                  assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

                           (ii) Payments by Borrower. Unless the
                                --------------------
                  Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to

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

                  repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

                  (c) Failure to Satisfy Conditions Precedent. If any Lender
                      ---------------------------------------
         makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this
         Article II, and such funds are not made available to the Borrower by
         ----------
         the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived
                                       ----------
         in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

                  (d) Obligations of Lenders Several. The obligations of the
                      ------------------------------
         Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint.
                                   ----------------
         The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any
                                                    ----------------
         date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under
         Section 11.04(c).
         ----------------

                  (e) Funding Source. Nothing herein shall be deemed to
                      --------------
         obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

                  (f) Insufficient Funds. If at any time insufficient funds
                      ------------------
         are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward
                                                             -----
         payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of
                                                     ------
         principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

         2.13 SHARING OF PAYMENTS BY LENDERS.
              ------------------------------

         If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such

Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under (a) or (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:
                                             --------

                  (1) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

                  (2) the provisions of this Section shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

         Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

         2.14 INCREASE IN TERM FACILITY.
              -------------------------

                  (a) Borrower Request. The Borrower, by written notice to the
                      ----------------
         Administrative Agent (which shall promptly notify all Lenders) (a "Term Facility Increase Notice"), may from time to time prior to the
          -----------------------------
         fifth anniversary of the Closing Date request one or more

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

         increases in any Term Facility hereunder, which increases may consist of (i) one or more increases to the existing Term C Facility, (ii) the establishment of one or more additional Term Facilities in accordance with the terms hereof (each an "Additional Term
                                                    ---------------
         Facility"), and (iii) one or more increases to any such Additional
         --------
         Term Facilities; provided that each such requested increase in the
                          --------
         Term Facilities or any Additional Term Facility hereunder shall be in a principal amount of not less than $50,000,000 and the aggregate principal amount of all such increases and Additional Term Facilities shall not exceed $400,000,000 (to an aggregate principal amount for all Term Facilities hereunder of no more than $1,125,000,000). Each Term Lender shall be given the opportunity to participate in any increase in any existing Term Facility or the establishment of any Additional Term Facility by delivery of a copy of each Term Facility Increase Notice, in which the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Term Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Term Lenders).

                  (b) Lender Elections to Increase. Each Term Lender shall
                      ----------------------------
         notify the Administrative Agent within the time period specified in the applicable Term Facility Increase Notice whether or not it agrees to increase its existing Term Loans or provide an Additional Term Commitment and, if so, the amount it is willing to provide. Any Term Lender not responding within such time period shall be deemed to have declined to increase its Term Loans or to provide any Additional Term Commitment, as applicable.

                  (c) Notification by Administrative Agent; Additional Term
                      ------------------------------------  ---------------
         Lenders. The Administrative Agent shall notify the Borrower and each
         -------
         Term Lender of all Term Lenders' responses to each request made hereunder. If necessary to achieve the full amount of a requested increase in any Term Facility or establishment of an Additional Term Facility, and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Term Lenders pursuant to a joinder agreement substantially in the form of Exhibit
                                                                      -------
         L hereto (each an "Additional Term Lender").
         -                  ----------------------

                  (d) Credit Agreement Supplement. Each Additional Term
                      ---------------------------
         Facility and each increase in any existing Term Facility shall be established and effected (including the final allocation of Term Commitments thereunder) by a supplement to this Agreement (each a "Credit Agreement Supplement") executed by the Borrower, the
          ---------------------------
         Administrative Agent, each existing Lender which has agreed to increase its Term Commitments or provide an Additional Term Commitment and any Additional Term Lender. Each Credit Agreement Supplement establishing an Additional Term Facility shall set forth the terms and conditions for the Term Loans under such Additional Term Facility, subject to Section 2.14(g). Each Credit Agreement
                                   ---------------
         Supplement establishing any Additional Term Facility or increasing an existing Term Facility shall become effective (the "Term Facility
                                                             -------------
         Increase Effective Date") upon the satisfaction of the conditions
         -----------------------
         precedent to such effectiveness as therein provided, which conditions precedent shall in any case include those specified in Section
                                                                -------
         2.14(f), unless the conditions precedent specified in Section 2.14(f)
         -------                                               ---------------
         are waived with the consent of the Required Term Lenders (before giving

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

         effect to any such Credit Agreement Supplement). Each Credit Agreement Supplement may, without the consent of the Required Term Lenders or any other Lender, effect such technical amendments to Articles I, II and III of this Agreement as may be appropriate in the
         ----------  --     ---
         opinion of the Administrative Agent to effect the provisions of this
         Section 2.14; provided however, that any such amendments (i) shall
         ------------  -------- -------
         not amend the definition of "Required Lenders" or Section 2.13,
                                                           -------------
         except as provided in Section 10.01 and (ii) shall not amend or
                               -------------
         otherwise modify any material rights and obligations of the non-consenting Lenders.

                  (e) Amortization. As of each Term Facility Increase
                      ------------
         Effective Date, the amortization terms for the Term Loans set forth in Section 2.07(a) or in any existing Credit Agreement Supplement
            ---------------
         shall be amended to increase the then-remaining unpaid installments of principal outstanding under the applicable Term Facility by an aggregate amount equal to the increase in such existing Term Loans being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Term Facility Increase Effective Date. Such amendment may be signed by the Administrative Agent on behalf of the Lenders.

                  (f) Conditions to Effectiveness. The establishment of any
                      ---------------------------
         Additional Term Facility and any increase in any existing Term Facility pursuant to a Credit Agreement Supplement shall become effective subject to the satisfaction of the conditions precedent in such Credit Agreement Supplement and the following conditions precedent:

                           (i) each of the conditions set forth in Section
                                                                   -------
                  4.02 shall be satisfied;
                  ----

                           (ii) no Default shall have occurred and be
                  continuing or would result from the Borrowings to be made on any Term Facility Increase Effective Date; and

                           (iii) the Borrower shall be in compliance with each
                  of the covenants set forth in Section 7.11 on a Pro Forma
                                                ------------
                  Basis after giving effect to the Borrowings to be made on the Term Facility Increase Effective Date.

                  (g) Terms of Increased or Additional Loans. The terms of
                      --------------------------------------
         Loans under any Additional Term Facility or under any increase in any existing Term Facility established or effected by a Credit Agreement Supplement shall be as follows unless otherwise agreed to by (x) in the case of any such Additional Term Facility, the Required Term Lenders and (y) in the case of any increase in any existing Term Facility, all the Lenders providing Loans under such existing Term Facility, in each case, before giving effect to such Credit Agreement
         Supplement:

                           (i) Increased Term Commitments. The terms and
                               --------------------------
                  provisions of Term Loans made pursuant to any increase to an existing Term Facility shall be identical to such existing Term Facility, including, without limitation, Maturity Date and Applicable Rate.

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

                           (ii) Terms of Additional Term Facilities. The terms
                                -----------------------------------
                  and provisions of any Term Loans made pursuant to any Additional Term Facility shall include the following:

                                    (A) the Borrower shall repay to the
                           Lenders under an Additional Term Facility the aggregate principal amount of such Additional Term
                           Loans (the "Initial Outstanding Amount") on such
                                       --------------------------
                           dates and in such amounts as are set forth in the
                           applicable Credit Agreement Supplement for such Additional Term Facility, provided that in no event shall the annual amortization for any period prior to the Maturity Date for the Additional Term Facility be based upon annual amounts equal to more than 1% of such Initial Outstanding Amount; and

                                    (B) the Maturity Date of any Loans under
                           an Additional Term Facility shall not be earlier than the Maturity Date for Term C Loans.

                  (h) Equal and Ratable Benefit. The Term Facilities
                      -------------------------
         established or increased pursuant to this Section 2.14 shall be
                                                   ------------
         entitled to all the benefits afforded by this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty and the security interests created by the Collateral Documents, except that any Loans under any new Term Facility established pursuant to a Credit Agreement Supplement may be subordinated in right of payment to the Loans under any then existing Facility and the Loans under such newly established Term Facility may be secured by Liens which are subordinate to the Liens of the Collateral Documents, in each case, as and to the extent provided in such Credit Agreement Supplement. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Liens and security interests granted by the Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Term Facility or the effectiveness of any increase to the Term Facilities.

                  (i) Conflicting Provisions. Except as otherwise expressly
                      ----------------------
         provided herein, this Section shall supersede any provisions in
         Section 2.13 or 10.01 to the contrary.
         ------------    -----

                                  ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 TAXES.
              -----

                  (a) Payments Free of Taxes. Any and all payments by or on
                      ----------------------
         account of any obligation of the Borrower or Holdings hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required by applicable
                --------
         law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then

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

         (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or the L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or Holdings, as the case may be, shall make such deductions and (iii) the Borrower or Holdings, as the case may be, shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) Payment of Other Taxes by the Borrower and Holdings.
                      ---------------------------------------------------
         Without limiting the provisions of subsection (a) above, the Borrower and Holdings shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Indemnification by the Borrower and Holdings. The
                      --------------------------------------------
         Borrower and Holdings shall jointly and severally indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

                  (d) Evidence of Payments. As soon as practicable after any
                      --------------------
         payment of Indemnified Taxes or Other Taxes by the Borrower or Holdings, as the case may be, to a Governmental Authority, the Borrower or Holdings, as the case may be, shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Status of Lenders. Any Foreign Lender that is entitled
                      -----------------
         to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower or Holdings, as the case may be, is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and Holdings (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, Holdings or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower, Holdings or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower, Holdings or the Administrative Agent as will enable the

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

         Borrower, Holdings or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, if the Borrower or Holdings, as the case may be, is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrower, Holdings and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower, Holdings or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                           (i) duly completed copies of Internal Revenue
                  Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

                           (ii) duly completed copies of Internal Revenue
                  Service Form W-8ECI,

                           (iii) in the case of a Foreign Lender claiming the
                  benefits of the exemption for portfolio interest under
                  section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (1) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (2) a "10 percent shareholder" of the Borrower or Holdings within the meaning of section 881(c)(3)(B) of the Code, or (3) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue Service Form W-8BEN, or

                           (iv) any other form prescribed by applicable law as
                  a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

                  (f) Treatment of Certain Refunds. If the Administrative
                      ----------------------------
         Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or Holdings, as the case may be, or with respect to which the Borrower or Holdings, as the case may be, has paid additional amounts pursuant to this Section, it shall pay to the Borrower or Holdings, as the case may be, an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or Holdings under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower or Holdings, as the case may be, upon the
         --------
         request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower or Holdings (plus any penalties, interest or other charges imposed by the
          ----
         relevant Governmental Authority), as the case may be, to the Administrative Agent, such Lender or the L/C Issuer if the

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         Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower, Holdings or any other Person.

         3.02 ILLEGALITY.
              ----------

         If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

         3.03 INABILITY TO DETERMINE RATES.
              ----------------------------

         If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

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         3.04 INCREASED COSTS; RESERVES ON EURODOLLAR RATE LOANS.
              --------------------------------------------------

                  (a) Increased Costs Generally. If any Change in Law shall:
                      -------------------------

                           (i) impose, modify or deem applicable any reserve,
                  special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by
                  Section 3.04(e)) or the L/C Issuer;
                  ----------------

                           (ii) subject any Lender or the L/C Issuer to any
                  tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or
                  Other Taxes covered by Section 3.01 and the imposition of,
                                         ------------
                  or any change in the rate of, any Excluded Tax payable by
                  such Lender or the L/C Issuer); or

                           (iii) impose on any Lender or the L/C Issuer or the
                  London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) Capital Requirements. If any Lender or the L/C Issuer
                      --------------------
         determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will

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         compensate such Lender or the L/C Issuer or such Lender's or the L/C
         Issuer's holding company for any such reduction suffered.

                  (c) Certificates for Reimbursement. A certificate of a
                      ------------------------------
         Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Delay in Requests. Failure or delay on the part of any
                      -----------------
         Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, provided that the Borrower shall not be required to compensate a
         --------
         Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 120 days prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 120 day period referred to above shall be extended to include the period of retroactive effect thereof).

                  (e) Reserves on Eurodollar Rate Loans. The Borrower shall
                      ---------------------------------
         pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities," as defined in Regulation D of the FRB), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days' prior
         --------
         notice (with a copy to the Administrative Agent) of such additional interest from such Lender together with a schedule containing a reasonably detailed explanation and calculation thereof; and provided, further, that such additional interest shall not exceed an
         --------  -------
         amount based upon an interest rate per annum equal to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Eurodollar Rate Loan from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Reserve Percentage of such Lender for such Interest Period. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

         3.05 COMPENSATION FOR LOSSES.
              -----------------------

         Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

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                  (a) any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

                  (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower; or

                  (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;
                                             -------------

excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each
           ------------
Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.
              ----------------------------------------------

                  (a) Designation of a Different Lending Office. If any Lender
                      -----------------------------------------
         requests compensation under Section 3.04, or the Borrower is required
                                     ------------
         to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or
                                                             ------------
         if any Lender gives a notice pursuant to Section 3.02, then such
                                                  ------------
         Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or
            ------------    ----
         eliminate the need for the notice pursuant to Section 3.02, as
                                                       ------------
         applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) Replacement of Lenders. If any Lender requests
                      ----------------------
         compensation under Section 3.04, or if the Borrower is required to
                            ------------
         pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower
                                                   ------------
         may replace such Lender in accordance with Section 11.13.
                                                    -------------

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         3.07 SURVIVAL.
              --------

         All of the Borrower's obligations under this Article III shall
                                                      -----------
survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

                                  ARTICLE IV

                   CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 CONDITIONS OF INITIAL CREDIT EXTENSION.
              --------------------------------------

         The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

                  (a) Documents, Certificates, Opinions and Other Instruments.
                      -------------------------------------------------------
         The Administrative Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

                           (i) executed counterparts of this Agreement and the
                  Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                           (ii) a Note executed by the Borrower in favor of
                  each Lender requesting a Note;

                           (iii) a pledge and security agreement, in
                  substantially the form of Exhibit G (together with each
                                            ---------
                  other pledge and security agreement and pledge and security agreement supplement delivered pursuant to Section 6.12, in
                                                             ------------
                  each case as amended, the "Security Agreement"), duly
                                             ------------------
                  executed by each Loan Party, together with:

                                    (A) certificates (if any) representing the
                           Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt (if any) indorsed in blank,

                                    (B) proper Financing Statements in form
                           appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement,

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                                    (C) completed requests for information,
                           dated on or before the date of the initial Credit Extension, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements,

                                    (D) evidence of the completion of all
                           other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby,

                                    (E) the Account Control Agreements
                           referred to in the Security Agreement duly executed by the appropriate parties,

                                    (F) copies of the Material Contracts
                           referred to in the Security Agreement, together with, if requested by the Administrative Agent, a consent to such assignment, in substantially the form required under the Security Agreement, duly executed by each party to such Material Contracts other than the Loan Parties,

                                    (G) a Perfection Certificate, duly
                           executed by each Loan Party; and

                                    (H) evidence that all other action that
                           the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords' and bailees' waiver and consent agreements);

                           (iv) deeds of trust, trust deeds, deeds to secure
                  debt and mortgages, (other than leasehold mortgages and leasehold deeds of trust), in substantially the form of Exhibit H (with such changes as may be satisfactory to the
                  ---------
                  Administrative Agent and its counsel to account for local law matters) and covering the properties identified to be mortgaged on Schedules 5.08(c) and (d) (together with the
                               -------------------------
                  Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 6.12, in each
                                                       ------------
                  case as amended, the "Mortgages"), duly executed by the
                                        ---------
                  appropriate Loan Party, together with:

                                    (A) evidence that counterparts of the
                           Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have

                                      77


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

                           been paid (or that arrangements for the payment thereof satisfactory to the Administrative Agent have been made),

                                    (B) if requested by the Administrative
                           Agent, fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance,
                                 -----------------
                           with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances and other Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics' and materialmen's Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

                                    (C) if requested by the Administrative
                           Agent, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent,

                                    (D) if requested by the Administrative
                           Agent, engineering, soils and other reports as to the properties described in the Mortgages, in form and substance and from professional firms reasonably acceptable to the Administrative Agent,

                                    (E) if requested by the Administrative
                           Agent, estoppel and consent agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the lessors of the leased real properties listed on Schedule 5.08(d)(1), along
                                                -------------------
                           with (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places

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

                           necessary or desirable, in the Administrative Agent's reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Administrative Agent,

                                    (F) evidence of the insurance required by
                           the terms of the Mortgages,

                                    (G) if requested by the Administrative
                           Agent, an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, and

                                    (H) evidence that all other action that
                           the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken;

                           (v) an intellectual property security agreement, in
                  substantially the form of Exhibit I (together with each
                                            ---------
                  other intellectual property security agreement and intellectual property security agreement supplement delivered pursuant to Section 6.12, in each case as amended,
                                        ------------
                  the "Intellectual Property Security Agreement"), duly
                       ----------------------------------------
                  executed by each Loan Party, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement has been taken;

                           (vi) such certificates of resolutions or other
                  action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

                           (vii) such documents and certifications as the
                  Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

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

                           (viii) a favorable opinion of Timothy Davis, Esq.,
                  General Counsel of Holdings, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit J-1 and such other matters concerning the Loan
                  -----------
                  Parties and the Loan Documents as the Administrative Agent may reasonably request;

                           (ix) a favorable opinion of Hughes Hubbard & Reed
                  LLP special New York counsel to the Loan Parties addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit J-2 and such other matters
                                       -----------
                  concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

                           (x) a certificate of a Responsible Officer of each
                  Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

                           (xi) a certificate signed by a Responsible Officer
                  of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B)
                     ----------------     ---
                  that there has been no event or circumstance since the date of the Audited Financial Statements that was not fully disclosed in public filings by Holdings with the SEC before May 16, 2006 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

                           (xii) certificates attesting to the Solvency of
                  each Loan Party before and after giving effect to the Transaction, from its chief financial officer;

                           (xiii) if requested by the Administrative Agent, an
                  environmental assessment report, in form and substance satisfactory to the Lenders from an environmental consulting firm acceptable to the Lenders, which report shall identify existing and potential environmental concerns and shall quantify related costs and liabilities, associated with any facilities of any Loan Party or any of their respective Subsidiaries, and the Lenders shall be satisfied with the nature and amount of any such matters and with remedial or other plans with respect thereto;

                           (xiv) evidence that all insurance required to be
                  maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral;

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

                           (xv) certified copies of each of the Related
                  Documents, duly executed by the parties thereto and in form and substance satisfactory to the Lenders, together with all agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall request;

                           (xvi) a duly completed Compliance Certificate as of
                  the last day of the fiscal quarter of the Borrower ended March 31, 2006, signed by chief executive officer, chief financial officer, treasurer or controller of the Borrower; and

                           (xvii) such other assurances, certificates,
                  documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender reasonably may require.

                  (b) Fees. (i) All fees required to be paid to the
                      ----
         Administrative Agent and the Lead Arrangers on or before the Closing Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Closing Date shall have been paid.

                  (c) Counsel's Fees. Unless waived by the Administrative
                      --------------
         Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter
                      --------
         preclude a final settling of accounts between the Borrower and the Administrative Agent).

                  (d) Borrower Information. All of the information made
                      --------------------
         available to the Administrative Agent prior to May 16, 2006 shall be complete and correct in all material respects; and since May 16, 2006, no changes or developments shall have occurred, and no new or additional information shall have been received or discovered by the Administrative Agent or the Lenders regarding Holdings, the Borrower and their respective Subsidiaries or the Transaction that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) purports to materially adversely affect the Facilities or any other aspect of the Transaction.

                  (e) Availability. After giving effect to the Transaction,
                      ------------
         including all Credit Extensions made in connection therewith, the amount by which the aggregate Revolving Credit Commitments exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and Swing Line Loans and (ii) the Outstanding Amount of L/C Obligations shall be no less than $100,000,000.

                  (f) Debt Rating. The Administrative Agent shall have
                      -----------
         received evidence of an effective Debt Rating from both S&P and Moody's.

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

                  (g) Assignment from Existing Lenders. The Administrative
                      --------------------------------
         Agent shall have received an assignment agreement in form and substance acceptable to it from all the lenders under the Existing Credit Agreement.

                  (h) Tender Offer. The Tender Offer, contemporaneously with
                      ------------
         the funding of the Term Loans made on the Closing Date, shall have been consummated in compliance with all applicable Laws and with the Tender Offer Documents.

Without limiting the generality of the provisions of Section 9.04, for
                                                     ------------
purposes of determining compliance with the conditions specified in this
Section 4.01, each Lender that has signed this Agreement shall be deemed to
------------
have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

         4.02 CONDITIONS TO ALL CREDIT EXTENSIONS.
              -----------------------------------

         The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans of one Type to another Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

                  (a) Representations and Warranties. The representations and
                      ------------------------------
         warranties of the Borrower and each other Loan Party contained in
         Article V or any other Loan Document, or which are contained in any
         ---------
         document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in
              ------------
         Sections 5.05(a) and (b) shall be deemed to refer to the most recent
         ----------------     ---
         statements furnished pursuant to Sections 6.01(a) and (b),
                                          ----------------     ---
         respectively.

                  (b) No Default. No Default shall exist, or would result from
                      ----------
         such proposed Credit Extension or from the application of the proceeds thereof, and to the extent a request for a Delayed-Draw Term Loan is made, the Borrower shall be in compliance with each of the financial covenants set forth in Section 7.11 on a Pro Forma Basis
                                          ------------
         after giving effect to such Delayed-Draw Term Loan.

                  (c) Request for Credit Extension. The Administrative Agent
                      ----------------------------
         and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans of one Type to another Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the

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

conditions specified in Sections 4.02(a) and (b) have been satisfied on and as
                        ----------------     ---
of the date of the applicable Credit Extension.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

         Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

         5.01 EXISTENCE, QUALIFICATION AND POWER.
              ----------------------------------

         Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization; provided that on the
                                                          --------
First Amendment Effective Date and for the twenty (20) days thereafter, those certain Loan Parties set forth on Schedule 5.01 shall be excluded from this clause (a), (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents, Tender Offer Documents or Material Contracts to which it is a party and consummate the Transaction, and
(c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.02 AUTHORIZATION; NO CONTRAVENTION.
              -------------------------------

         The execution, delivery and performance by each Loan Party of each Loan Document and Related Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or binding upon such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in the foregoing clauses (b) and (c), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

         5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS.
              ------------------------------------------

         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of

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

this Agreement or any other Loan Document, Tender Offer Document or Material Contract, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and recordings necessary to perfect Liens created under the Collateral Documents, (ii) with respect to clause (d) above, any approvals, authorizations or filings that may be required under the Securities Laws and (iii) such authorizations, approvals, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Transaction have expired without any action having been taken by any Governmental Authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

         5.04 BINDING EFFECT.
              --------------

         This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such Loan Party that is party thereto in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by equitable principles regardless of whether considered in a proceeding in equity or at law.

         5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT;
              ------------------------------------------------
              NO INTERNAL CONTROL EVENT.
              -------------------------

                  (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Holdings and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

                  (b) The unaudited consolidated balance sheet of Holdings and its Subsidiaries as at March 31, 2006, and the related consolidated statements of income or operations, and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

                  (c) Since the date of the Audited Financial Statements, except as disclosed in Holdings' public filings with the SEC made prior to the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

                  (d) To the best knowledge of Holdings and the Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of Holdings and its Subsidiaries on a consolidated basis.

                  (e) The consolidated forecasted balance sheets, statements of income and cash flows of Holdings and its Subsidiaries delivered pursuant to Section 4.01 were prepared in good faith on the basis of
                     ------------
         the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such forecasts.

         5.06 LITIGATION.
              ----------

         There are no actions, suits, proceedings, investigations, claims or disputes pending or, to the knowledge of Holdings or the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower, Holdings or any of its other Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document, any Related Document or the consummation of the Transaction, or
(b) except as specifically disclosed in Schedule 5.06 (the "Disclosed
                                        -------------       ---------
Litigation"), either individually or in the aggregate, could reasonably be
----------
expected to have a Material Adverse Effect, and there has been no material adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described in Schedule 5.06.
                                                -------------

         5.07 NO DEFAULT.
              ----------

         Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 OWNERSHIP OF PROPERTY; LIENS; INVESTMENTS.
              -----------------------------------------

                  (a) Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Schedule 5.08(b) sets forth a complete and accurate list
                      ----------------
         as of the First Amendment Effective Date of all Liens (except Liens securing the Obligations) on the property or assets of each Loan Party and each of its Subsidiaries, showing as of the First Amendment Effective Date the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens set forth on Schedule 5.08(b), and as otherwise permitted by
                            ----------------
         Section 7.01.
         ------------

                  (c) Schedule 5.08(c) sets forth a complete and accurate list
                      ----------------
         as of the First Amendment Effective Date of all real property owned by each Loan Party and each of its Subsidiaries, showing as of the First Amendment Effective Date the street address, county or other relevant jurisdiction, state, record owner and net book value thereof. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

                  (d) Schedules 5.08(d)(i) and (ii) sets forth as of the First
                      -----------------------------
         Amendment Effective Date a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessee or the lessor, respectively, showing as of the First Amendment Effective Date the street address, county or other relevant jurisdiction, state, lessor, lessee and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of such Loan Party or Subsidiary party thereto, enforceable against such Loan Party or Subsidiary in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by equitable principles regardless of whether considered in a proceeding in equity or at law.

                  (e) Schedule 5.08(e) sets forth a complete and accurate list
                      ----------------
         of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the First Amendment Effective Date (other than Investments in Subsidiaries), showing as of the First Amendment Effective Date the amount, obligor or issuer and maturity, if any, thereof.

         5.09 ENVIRONMENTAL COMPLIANCE.
              ------------------------

                  (a) The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and
                                   -------------
         claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Except as otherwise set forth in Schedule 5.09, (i) none
                                                       -------------
         of the material properties currently or, to the best knowledge of Holdings and the Borrower, formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or to the best of the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries, in each case except in compliance with all applicable Environmental Laws; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries, in each case except in compliance with all applicable Environmental Laws, and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries in violation of any Environmental Laws.

                  (c) Except as otherwise set forth on Schedule 5.09, neither
                                                       -------------
         any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or, to the knowledge of Holdings and the Borrower, formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

         5.10 INSURANCE.
              ---------

         The properties of the Borrower, Holdings and its other Subsidiaries are insured with financially sound and reputable insurance companies having an A.M. Best Financial Strength Rating of at least A (other than the insurance with Arch Insurance Company which shall have an A.M. Best Financial Strength Rating of at least A-) which are not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

         5.11 TAXES.
              -----

         The Borrower, Holdings and its other Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with GAAP. To the best knowledge of Holdings and the Borrower, there is no proposed tax assessment against the Borrower, Holdings or any other Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement. The Borrower, Holdings and its other Subsidiaries had, as of December 31, 2006, net operating loss carry forwards for U.S. Federal income tax purposes equal in the aggregate to at least $189,200,000.

         5.12 ERISA COMPLIANCE.
              ----------------

                  (a) Compliance Generally. Each Plan is in compliance in all
                      --------------------
         material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS (or is a prototype plan that is the subject of a favorable opinion letter from the IRS) or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Pension Plan, and no application for a funding waiver or an extension of any amortization period pursuant to
         Section 412 of the Code has been made with respect to any Pension
         Plan.

                  (b) Pending Claims. There are no pending or, to the best
                      --------------
         knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) No ERISA or Unfunded Pension Liability. (i) No ERISA
                      --------------------------------------
         Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect; (ii) no Pension Plan has any Unfunded Pension Liability that could reasonably be expected to result in a liability in an amount in excess of $50,000,000; and (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (A) under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (B) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability), or (C) as a result of a transaction that could be subject to Section 4069 or 4212(c) of ERISA, which liability described in the foregoing clauses
         (A) through (C), individually or in the aggregate, could reasonably be expected to exceed $50,000,000.

         5.13 SUBSIDIARIES; EQUITY INTERESTS; LOAN PARTIES.
              --------------------------------------------

         As of the First Amendment Effective Date, no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule
                                                                    --------
5.13, and all of the outstanding Equity Interests in such Subsidiaries have
----
been validly issued, are fully paid and non-assessable and are owned directly or indirectly by a Loan Party in the amounts specified in Part
(a) of Schedule 5.13 free and clear of all Liens except those created under
       -------------
the Collateral Documents. As of the First Amendment Effective Date, no Loan Party has any equity investments in any other corporation or entity other than such Subsidiaries and those specifically disclosed in Part (b) of Schedule
                                                                  --------
5.13. All of the outstanding Equity Interests in the Borrower have been
----
validly issued, are fully paid and non-assessable and are owned by Holdings free and clear of all Liens except those created under the Collateral Documents. Set forth in Part (c) of Schedule 5.13 is a complete and accurate
                                    -------------
list of Holdings and all Loan Parties, showing as of the First Amendment Effective Date, the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation. The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a) is a true and
                                                ---------------
correct copy of each such document, each of which is valid and in full force and effect as of the Closing Date.

         5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT.
              ------------------------------------------

                  (a) Margin Stock. The Borrower is not engaged and will not
                      ------------
         engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

                  (b) Investment Company Act. None of the Borrower, any Person
                      ----------------------
         Controlling the Borrower, or any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.15 DISCLOSURE.
              ----------

         The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any other Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected
                                 --------
financial information, each of Holdings and the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         5.16 COMPLIANCE WITH LAWS.
              --------------------

         Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.17 INTELLECTUAL PROPERTY; LICENSES, ETC.
              ------------------------------------

         Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are reasonably necessary for the
                       ---------
operation of their respective businesses, without conflict with the rights of any other Person, and Schedule 5.17 sets forth a complete and accurate list of
                      -------------
all such IP Rights owned or licensed by each Loan Party and each of its Subsidiaries as of the First Amendment Effective Date. To the best knowledge of the Borrower and Holdings, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the
             -------------
foregoing is pending or, to the best knowledge of the Borrower and Holdings, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.18 SOLVENCY.
              --------

         Each Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

         5.19 CASUALTY, ETC.
              -------------

         Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.20 LABOR MATTERS.
              -------------

         Except as described on Schedule 5.20 hereto, there are no collective
                                -------------
bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the First Amendment Effective Date and to the best knowledge of any Responsible Officer of the Borrower and Holdings, neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

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

         5.21 COLLATERAL DOCUMENTS.
              --------------------

         The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan
   -------------
Parties in the Collateral described therein. Except for filings and recordings completed prior to the First Amendment Effective Date and as contemplated hereby, by the First Amendment and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections
                                                                   --------
6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:
----  ----  ----     ----

         6.01 FINANCIAL STATEMENTS.
              --------------------

         Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders (provided that the Required Lenders shall be deemed to find the following items satisfactory unless the Administrative Agent shall have received notice from the Required Lenders specifying their objections thereto within five Business Days of the Lenders' receipt of such items):

                  (a) Annual Financials. As soon as available, but in any
                      -----------------
         event within 110 days after the end of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement and (ii) an opinion of such Registered Public Accounting Firm independently assessing Holdings' internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls, except for such material weaknesses as to which the Required Lenders do not object;

                  (b) Quarterly Financials. As soon as available, but in any
                      --------------------
         event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of Holdings' fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Holdings as fairly presenting the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

As to any information contained in materials furnished pursuant to Section
                                                                   -------
6.02(d), neither Holdings nor the Borrower shall be separately required to
-------
furnish such information under Section 6.01(a) or (b) above, but the foregoing
                               ---------------    ---
shall not be in derogation of the obligation of Holdings and the Borrower to furnish the information and materials described in Sections 6.01(a) and (b)
                                                   ----------------     ---
above at the times specified therein.

         6.02 CERTIFICATES; OTHER INFORMATION.
              -------------------------------

         Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders (provided that the Required Lenders shall be deemed to find the following items satisfactory unless the Administrative Agent shall have received notice from the Required Lenders specifying their objections thereto within five Business Days of the Lenders' receipt of such items):

                  (a) [Intentionally Omitted];
                       ---------------------

                  (b) Compliance Certificate. Concurrently with the delivery
                      ----------------------
         of the financial statements referred to in Sections 6.01(a) and (b),
                                                    ----------------     ---
         a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, and in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 7.11, a statement of
                                          ------------
         reconciliation conforming such financial statements to GAAP;

                  (c) [Intentionally Omitted];
                       ---------------------

                  (d) SEC Filings. Promptly after the same are available,
                      -----------
         copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file

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

         with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

                  (e) Other Reports. Promptly after the furnishing thereof,
                      -------------
         copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to
         Section 6.01 or any other clause of this Section 6.02;
         ------------                             ------------

                  (f) Insurance Coverage. As soon as available, but in any
                      ------------------
         event within 30 days after the end of each fiscal year of the Borrower, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify;

                  (g) Investigations. Promptly, and in any event within ten
                      --------------
         Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

                  (h) Related Document Notices. Not later than five Business
                      ------------------------
         Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any Related Document regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents as the Administrative Agent may reasonably request;

                  (i) Environmental Notices. Promptly after the assertion or
                      ---------------------
         occurrence thereof, notice of any action or proceeding against any Loan Party or any of its Subsidiaries, arising under, or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law;

                  (j) Schedule Supplements. As soon as available, but in any
                      --------------------
         event within 45 days after the end of each fiscal year of the Borrower, (i) a report supplementing Schedules 5.08(c), 5.08(d)(i)
                                              -----------------  ----------
         and 5.08(d)(ii), including an identification of all owned and leased
             -----------
         real property disposed of by any Loan Party or any Subsidiary thereof during such fiscal year, a list and description (including the street address, county or other relevant

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

         jurisdiction, state, record owner, book value thereof and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such fiscal year and a description of such other changes in the information included in such schedules as may be necessary for such schedules to be accurate and complete; (ii) a report supplementing Schedule 5.17, setting forth (A) a list of registration
                       -------------
         numbers for all patents, trademarks, service marks, trade names and copyrights awarded to any Loan Party or any Subsidiary thereof during such fiscal year and (B) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Loan Party or any Subsidiary thereof during such fiscal year and the status of each such application; and (iii) a report supplementing Schedules 5.08(e) and
                                                       -----------------
         5.13 and each schedule to the Security Agreement containing a
         ----
         description of all changes in the information included in such schedules as may be necessary for such schedules to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent;

                  (k) Additional Information. Promptly, such additional
                      ----------------------
         information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

         Documents required to be delivered pursuant to Section 6.01(a) or (b)
                                                        ---------------    ---
or Section 6.02(d) (to the extent any such documents are included in materials
   ---------------
otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed on Schedule 11.02; or
                                                         --------------
(ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the
                                                --------
Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.
                                     ----
Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent. Except for such
            ---------------
Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "Borrower Materials") by
                          ------------------
posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders may be "public-side"
             --------
Lenders (i.e., Lenders that do not wish to receive material non-public
         ----
information with respect to the Borrower or its securities) (each, a "Public
                                                                      ------
Lender"). The Borrower hereby agrees that it will use commercially reasonable
------
efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to
                                                 --------  -------
the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked
                        --------------
"PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor." Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials "PUBLIC".

         6.03 NOTICES
              -------

         Promptly notify the Administrative Agent and each Lender:

                  (a) of the occurrence of any Default;

                  (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or
         (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws, but only if any of the matters described in the foregoing clauses (i) through (iii) has resulted or reasonably could be expected to result in a Material Adverse Effect;

                  (c) after a Responsible Officer of the Borrower or Holdings knows or has reason to know of the occurrence of any ERISA Event that could reasonably be expected to result in liability of one or more Loan Parties in excess of $1,000,000;

                  (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

                  (e) of the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a)(ii) (in
                                                   -------------------
         connection with its preparation of such
         opinion) or the Borrower's determination at any time of the occurrence or existence of any Internal Control Event;

                  (f) of the (i) occurrence of any Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), and (ii) incurrence or
                                --------------------
         issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v); and
                                                 ------------------

                  (g) of any announcement by Moody's or S&P of any change or possible change in a Debt Rating.

         Each notice pursuant to Section 6.03 (other than Section 6.03(f) or
                                 ------------             ---------------
(g)) shall be accompanied by a statement of a Responsible Officer of the
---
Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with
                                 ---------------
particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

         6.04 PAYMENT OF OBLIGATIONS.
              ----------------------

         Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Holdings, the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted, adequate reserves in accordance with GAAP are being maintained by Holdings, the Borrower or such Subsidiary and such contest could not reasonably be expected to have a Material Adverse Effect; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.05 PRESERVATION OF EXISTENCE, ETC.
              ------------------------------

                  (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
         Section 7.04 or 7.05;
         ------------    ----

                  (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

                  (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.06 MAINTENANCE OF PROPERTIES.
              -------------------------

                  (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;

                  (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

                  (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         6.07 MAINTENANCE OF INSURANCE.
              ------------------------

         Maintain with financially sound and reputable insurance companies having an A.M. Best Financial Strength Rating of at least A (other than the insurance with Arch Insurance Company which shall have an A.M. Best Financial Strength Rating of at least A-) which are not Affiliates of the Borrower, insurance with respect to its properties and business against interruption, loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days' prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance. The Loan Parties shall cause the Administrative Agent to be named on each policy evidencing such insurance as secured party or mortgage and loss payee and additional insured, as applicable, in a manner acceptable to the Administrative Agent.

         6.08 COMPLIANCE WITH LAWS.
              --------------------

         Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.09 BOOKS AND RECORDS.
              -----------------

         Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

         6.10 INSPECTION RIGHTS.
              -----------------

         Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that so
                                                --------  -------
long as no Event of Default has occurred and is continuing, the Administrative Agent and Lenders shall conduct no more than one such inspection per fiscal year at Borrower's expense; provided, further, that when an Event of Default
                            --------  -------
exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time and from time to time during normal business hours and without advance notice. Holdings and the Borrower agree that the Administrative Agent and its representatives may conduct an annual audit of the Collateral at the expense of the Borrower.

         6.11 USE OF PROCEEDS.
              ---------------

         Use the proceeds of the Credit Extensions to consummate the Transactions and for general corporate purposes not in contravention of any Law or of any Loan Document; provided that the proceeds of the Delayed-Draw
                             --------
Term Loans shall only be used to repay, redeem or purchase the Cadmus Subordinated Notes.

         6.12 COVENANT TO GUARANTEE OBLIGATIONS AND GIVE SECURITY.
              ---------------------------------------------------

                  (a) Upon the formation or acquisition of any new direct or indirect Subsidiary (other than Graphic Arts Center de Mexico and any Subsidiary that is held directly or indirectly by a CFC) by any Loan Party, then the Borrower shall, at the Borrower's expense:

                           (i) within 30 days after such formation or
                  acquisition, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a Joinder Agreement, pursuant to which such other Loan Party shall guaranty the other Loan Parties' obligations under the Loan Documents and pledge a security interest in and to all of its assets in support of such guaranty in accordance with the terms and conditions of the Security Agreement,

                           (ii) within 15 days after such formation or
                  acquisition, furnish to the Administrative Agent a description of the real and personal properties of such Subsidiary, in detail satisfactory to the Administrative Agent,

                           (iii) within 30 days after such formation or
                  acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent

                  (including delivery of all Pledged Equity in and of such Subsidiary, and other instruments of the type specified in
                  Section 4.01(a)(iii)), securing payment of all the
                  ---------------------
                  Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such real and personal properties,

                           (iv) within 30 days after such formation or
                  acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against
                                             ------------
                  all third parties in accordance with their terms,

                           (v) within 60 days after such formation or
                  acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent (certain of which opinions, in the Administrative Agent's discretion, may be given by in-house counsel) as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other matters as the Administrative Agent may reasonably request, and

                           (vi) as promptly as practicable after such
                  formation or acquisition, deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or
                  --------  -------
                  any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

                  (b) Upon the acquisition of any property by any Loan Party, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrower shall, at the Borrower's expense:

                           (i) within 15 days after such acquisition, furnish
                  to the Administrative Agent a description of the property so acquired in detail satisfactory to the Administrative Agent,

                           (ii) within 30 days after such acquisition, cause
                  the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such properties,

                           (iii) within 30 days after such acquisition, cause
                  the applicable Loan Party to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties,

                           (iv) within 60 days after such acquisition, deliver
                  to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent (certain of which opinions, in the Administrative Agent's discretion, may be given by in-house counsel) as to the matters contained in clauses (ii) and (iii) above and as to such other matters as the Administrative Agent may reasonably request, and

                           (v) as promptly as practicable after any
                  acquisition of any material real property, deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to such real property title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent
                                        --------  -------
                  that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

                  (c) Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, the Borrower shall, at the Borrower's expense:

                           (i) within 10 days after such request, furnish to
                  the Administrative Agent a description of the real and personal properties of the Loan Parties and their respective Subsidiaries in detail reasonably satisfactory to the Administrative Agent,

                           (ii) within 15 days after such request, duly
                  execute and deliver, and cause each Domestic Subsidiary (other than any Subsidiary that is held directly or indirectly by a CFC) of the Borrower (if it has not already done so) to duly execute and deliver, to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all Pledged Equity and Pledged Debt in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iii)), securing payment of all
                               ---------------------
                  the Obligations of such Subsidiary under the Loan Documents and constituting Liens on all such properties,

                           (iii) within 30 days after such request, take, and
                  cause each Domestic Subsidiary (other than any Subsidiary that is held directly or indirectly by a CFC) of the Borrower to take, whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12,
                                                        ------------
                  enforceable against all third parties in accordance with their terms,

                           (iv) within 60 days after such request, deliver to
                  the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent (certain of which opinions, in the discretion of the Administrative Agent, may be given by in-house counsel) as to the matters contained in clauses (ii) and (iii) above, and as to such other matters as the Administrative Agent may reasonably request, and

                           (v) as promptly as practicable after such request,
                  deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the Borrower and its Subsidiaries, title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance reasonably satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or
                  --------  -------
                  any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

                  (d) At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages (other than leasehold mortgages and leasehold deeds of trust), Security Agreement Supplements, IP Security Agreement Supplements and other security and pledge agreements.

         6.13 COMPLIANCE WITH ENVIRONMENTAL LAWS.
              ----------------------------------

         Comply, and use commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither Holdings nor any of its Subsidiaries shall be
--------  -------
required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

         6.14 PREPARATION OF ENVIRONMENTAL REPORTS.
              ------------------------------------

         At the request of the Required Lenders from time to time upon the occurrence of any release of Hazardous Materials or other event governed by Environmental Law that could reasonably be expected to materially impair the interests of the Secured Parties in any material property of the Loan Parties, provide to the Lenders within 90 days after such request, at the expense of the Borrower, an environmental site assessment report for any of such properties, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

         6.15 FURTHER ASSURANCES.
              ------------------

         Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party's or any of its Domestic Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Domestic Subsidiaries to do so, and (c) if an Event of Default has occurred and is continuing, deliver to the Administrative Agent such surveys, appraisals, environmental assessments, title insurance updates or policies and other related documents with respect to each parcel of real estate subject to a Mortgage.

         6.16 COMPLIANCE WITH TERMS OF LEASEHOLDS.
              -----------------------------------

         Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

         6.17 INTEREST RATE HEDGING.
              ---------------------

         Within sixty (60) days after the First Amendment Effective Date, cause at least 50% of the aggregate outstanding Indebtedness for borrowed money of the Borrower to be subject to fixed rates of interest and/or interest rate Swap Contracts with any Lender or other Persons acceptable to the Administrative Agent. To the extent that this covenant is satisfied by entering into Swap Contracts, the Borrower will promptly deliver evidence of the execution and delivery of such agreements to the Administrative Agent.

         6.18 MATERIAL CONTRACTS.
              ------------------

         Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.19 DESIGNATION AS SENIOR DEBT.
              --------------------------

         Designate all Obligations as "Designated Senior Debt" under, and as defined in, the Subordinated Notes Documents, the Cadmus Subordinated Notes Documents and all supplemental indentures thereto.

         6.20 CASH COLLATERAL ACCOUNTS.
              ------------------------

         Maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with Bank of America or another commercial bank located in the United States, which has accepted the assignment of such accounts to the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of the Security Agreement.

                                  ARTICLE VII

                              NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Holdings and the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 LIENS.
              -----

         Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower, Holdings or any of its other Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following (including any financing statements filed in connection with any of the following):

                  (a) Liens pursuant to any Loan Document;

                  (b) Liens existing on the First Amendment Effective Date and listed on Schedule 5.08(b) and any renewals or extensions thereof,
                   ----------------
         provided that (i) the property covered thereby is not changed, (ii)
         --------
         the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(d) or Section 7.15(d), as applicable,
                         ---------------    ---------------

         (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(d) or
                                                      ---------------
         Section 7.15(d);
         ---------------

                  (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

                  (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

                  (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

                  (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
                                                ---------------

                  (i) Liens securing Indebtedness permitted under Section
                                                                  -------
         7.02(f); provided that (i) such Liens do not at any time encumber any
         -------  --------
         property other than the property financed by such Indebtedness and
         (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

                  (j) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such
         --------
         merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(g);
                         ---------------

                  (k) other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed $25,000,000, provided that
                                                               --------
         no such Lien shall extend to or cover

         Collateral with a book or fair market value (whichever is higher) of over $75,000,000 in the aggregate; and

                  (l) the replacement, extension or renewal of any Lien permitted by clauses (i) through (k) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Indebtedness secured thereby.

         7.02 INDEBTEDNESS.
              ------------

         Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) obligations (contingent or otherwise) of the Borrower existing or arising under any Swap Contract; provided that (A) such
                                                      --------
         obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view," and (B) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

                  (b) unsecured Indebtedness of a Subsidiary of the Borrower owed to the Borrower or a wholly-owned Subsidiary of the Borrower, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute "Pledged Debt" under the Security Agreement,
         (ii) be on terms (including subordination terms) acceptable to the Administrative Agent and (iii) be otherwise permitted under the provisions of Section 7.03;
                       ------------

                  (c) Indebtedness under the Loan Documents;

                  (d) Indebtedness (excluding Indebtedness evidenced by the Subordinated Notes) outstanding on the First Amendment Effective Date and listed on Schedule 7.02 and any refinancings, refundings,
                       -------------
         renewals or extensions of such Indebtedness or of Indebtedness permitted under Section 7.02(g); provided that (i) no Default shall
                         ---------------  --------
         have occurred and be continuing or would result from any such refinancing, refunding, renewal or extension on a Pro Forma Basis,
         (ii) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and any accrued and unpaid interest thereon,
         (iii) the direct or any contingent obligor with respect thereto is not changed as a result of or in connection with such refinancing, refunding, renewal or extension, and (iv) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

                  (e) Guarantees of Holdings, the Borrower, or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any of its Subsidiaries;

                  (f) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations, Synthetic Debt and purchase money obligations for fixed or capital assets within the limitations set forth in Section
                                                                     -------
         7.01(i); provided, however, that the aggregate amount of all such
         -------  --------  -------
         Indebtedness at any one time outstanding shall not exceed
         $25,000,000;

                  (g) Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in accordance with the terms of
         Section 7.03(h), which Indebtedness is existing at the time such
         ---------------
         Person becomes a Subsidiary of the Borrower (other than Indebtedness incurred in contemplation of such Person's becoming a Subsidiary of the Borrower);

                  (h) (i) Indebtedness of any Subsidiary that is not a Loan Party owing to any other Subsidiary that is not a Loan Party and (ii) other Indebtedness of Subsidiaries which are not Loan Parties in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

                  (i) other Indebtedness in any aggregate amount of up to $25,000,000 which may be secured by Liens permitted under Section
                                                                   -------
         7.01(k);
         -------

                  (j) other unsecured Indebtedness provided that (A) no Default exists immediately prior to, or would result from, on a Pro Forma Basis, the incurrence of such Indebtedness, (B) no portion of such Indebtedness is scheduled to be paid (either at maturity or as amortization) prior to the Maturity Date of any Loan hereunder, (C) such Indebtedness is not Indebtedness of Holdings to the Borrower or any of its Subsidiaries and (D) the material terms and conditions of such Indebtedness are not more restrictive than the terms and conditions of this Agreement;

                  (k) Indebtedness evidenced by the Subordinated Notes and Indebtedness permitted under Section 7.15(d); and
                                      ---------------

                  (l) Indebtedness issued as consideration for all or any portion of the purchase price of any Acquisition permitted under
         Section 7.03(h), provided that (A) no Default exists immediately
         ---------------
         prior to, or would result from, on a Pro Forma Basis, the incurrence of such Indebtedness, (B) such Indebtedness is not Indebtedness of a Loan Party to any other Loan Party and (C) the aggregate amount of such Indebtedness shall not exceed $20,000,000.

         7.03 INVESTMENTS.
              -----------

         Make or hold any Investments, except:

                  (a) Investments held by Holdings and its Subsidiaries in the form of Cash Equivalents;

                  (b) advances to officers, directors and employees of Holdings and its Subsidiaries in an aggregate amount not to exceed $2,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

                  (c) (i) Investments by Holdings and its Subsidiaries in their respective Subsidiaries outstanding on the First Amendment Effective Date, (ii) additional Investments by Holdings and its Subsidiaries in Loan Parties (other than Holdings), (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount invested from the First Amendment Effective Date not to exceed $20,000,000; provided that each such Investment that consists of
                      --------
         intercompany Indebtedness owing to a Loan Party shall be evidenced by an intercompany note which shall be delivered to, and in form reasonably acceptable to, the Administrative Agent and shall constitute "Pledged Debt" pursuant to the terms of the Security Agreement;

                  (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

                  (e) Guarantees permitted by Section 7.02;
                                              ------------

                  (f) Investments existing on the First Amendment Effective Date (other than those referred to in Section 7.03(c)(i)) and set
                                               -------------------
         forth on Schedule 5.08(e);
                  ----------------

                  (g) Investments by the Borrower in Swap Contracts permitted under Section 7.02(a);
               ---------------

                  (h) any Acquisition; provided that each of the following
                                       --------
         conditions shall be satisfied:

                           (i) any Subsidiary created or acquired in
                  connection with such Acquisition shall comply with the requirements of Section 6.12;
                                  ------------

                           (ii) the lines of business of the Person to be (or
                  the property of which is to be) so Acquired shall be substantially similar or related to one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

                           (iii) (A) immediately before and immediately after
                  giving effect to any such Acquisition, no Default shall have occurred and be continuing and (B) immediately after giving effect to such Acquisition, Holdings and its Subsidiaries shall be in compliance with all of the covenants set forth in Section 7.11 on a Pro Forma Basis, such compliance to be
                     ------------
                  determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b); and
                                      ---------------    ---

                           (iv) the Borrower shall have delivered to the
                  Administrative Agent and each Lender, at least two Business Days prior to the date on which any such Acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (h) have been satisfied or will be satisfied on or prior to the consummation of such Acquisition; and

                  (i) Investments by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.03 in an aggregate amount
                                        ------------
         not to exceed (i) so long as the Consolidated Leverage Ratio determined on the basis of the financial statements most recently delivered in accordance with Section 6.01 is greater than to 3.50 to
                                      ------------
         1.0, $25,000,000 and (ii) so long as such Consolidated Leverage Ratio is less than or equal to 3.50 to 1.0, $50,000,000; provided that,
                                                            --------
         with respect to each Investment made pursuant to this Section
                                                               -------
         7.03(i):
         -------

                           (i) such Investment shall not include or result in
                  any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

                           (ii) such Investment shall be in property that is
                  part of, or in lines of business that are, substantially similar or related to one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course; and

                           (iii) (A) immediately before and immediately after
                  giving effect to any such Investment, no Default shall have occurred and be continuing and (B) immediately after giving effect to such Investment, Holdings and its Subsidiaries shall be in compliance with all of the covenants set forth in Section 7.11 on a Pro Forma Basis, such compliance to be
                     ------------
                  determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b).
                                      ---------------    ---

         7.04 FUNDAMENTAL CHANGES.
              -------------------

         Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom on a Pro Forma Basis:

                  (a) any Subsidiary may merge with (i) the Borrower, provided
                                                                      --------
         that the Borrower shall be the continuing or surviving Person, or
         (ii) any one or more other Subsidiaries, provided that when any Loan
                                                  --------
         Party (other than Holdings) is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person;

                  (b) any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party (other than Holdings);

                  (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to any other Subsidiary;

                  (d) in connection with any Acquisition permitted under
         Section 7.03, any Subsidiary of the Borrower may merge into or
         ------------
         consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving
                                      --------
         such merger shall be a wholly-owned Subsidiary of the Borrower and
         (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person;

                  (e) so long as no Default has occurred and is continuing or would result therefrom, each of the Borrower and any of its Subsidiaries may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect
         --------  -------
         thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving corporation; and

                  (f) any Non-Operating Subsidiary may be dissolved or liquidated so long as such dissolution or liquidation would not reasonably be expected to result in a Material Adverse Effect.

         7.05 DISPOSITIONS.
              ------------

         Make any Disposition or enter into any agreement to make any Disposition, except:

                  (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

                  (b) Dispositions of inventory in the ordinary course of business;

                  (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

                  (d) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the
                                                   --------
         transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor (other than Holdings);

                  (e) Dispositions permitted by Section 7.04;
                                                ------------

                  (f) Dispositions by the Borrower and its Subsidiaries of property pursuant to sale-leaseback transactions, provided that the
                                                           --------
         book value of all property so Disposed of shall not exceed (i) $10,000,000 in the aggregate from and after the Closing Date or (ii) $5,000,000 in any fiscal year;

                  (g) non-exclusive licenses of IP Rights in the ordinary course of business and substantially consistent with past practice for terms not exceeding ten years;

                  (h) the Supremex Disposition; and

                  (i) Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the
                                        ------------  --------
         time of such Disposition, no Default shall exist or would result from such Disposition on a Pro Forma Basis, and (ii) the aggregate book value of all property Disposed of in reliance on this clause (i) in any fiscal year shall not exceed $35,000,000;

provided, however, that any Disposition pursuant to Section 7.05(a) through
--------  -------                                   ---------------
Section 7.05(i) shall be for fair market value (as reasonably determined by
---------------
the Borrower or the applicable Subsidiary).

         7.06 RESTRICTED PAYMENTS.
              -------------------

         Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

                  (a) each Subsidiary may make Restricted Payments to (i) the Borrower, (ii) any Subsidiaries of the Borrower that are Guarantors and (iii) so long as no Default has occurred and is continuing, any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

                  (b) Holdings and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

                  (c) Holdings and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

                  (d) Holdings may (i) declare or pay cash dividends to its stockholders and/or (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it, so long as immediately prior to and/or after giving effect thereto on a Pro Forma Basis, no Default exists or would be caused thereby; provided, however, that if the
                                            --------  -------
         Consolidated Leverage Ratio is greater than 3.0 to 1.0 immediately prior thereto and after giving effect thereto on a Pro Forma Basis, the aggregate amount of all such dividends, purchases, redemptions and/or acquisitions shall not exceed $50,000,000 (the "Maximum
                                                                -------
         Dividend Amount"); provided, further, that if the Consolidated
         ---------------    --------  -------
         Leverage Ratio is greater than 3.50 to 1.0 and the Borrower applies Excess Cash Flow to the purchase of Subordinated Notes, the payment of fees arising from an offer to purchase the Subordinated Notes or the prepayment of Indebtedness permitted under Section 7.02(g) in
                                                        ---------------
         each such case in accordance with Sections 7.15(d) or (f), the
                                           ----------------    ---
         Maximum Dividend Amount shall be reduced by the amount of such repurchase, fees paid or prepayment, as the case may be, during the fiscal year during which such repurchase is effected, fees are actually paid or prepayment is actually made, as the case may be; and

                  (e) the Borrower may declare and pay cash dividends to Holdings (i) in the amounts of and at the times necessary to permit Holdings to make payments permitted pursuant to Section 7.06(d) above
                                                         ---------------
         and (ii) so long as no Default exists or would be caused thereby, in an aggregate amount not to exceed $10,000,000 in any fiscal year to permit Holdings to pay (A) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers), (B) franchise fees or similar taxes and fees required to maintain its corporate existence, and (C) its proportionate share of the tax liability of the affiliated group of corporations that file consolidated Federal income tax returns (or that file state and local income tax returns on a consolidated basis), in each case under clauses (i) and (ii) above, only to the extent such payments are actually made by Holdings.

         7.07 CHANGE IN NATURE OF BUSINESS.
              ----------------------------

         Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

         7.08 TRANSACTIONS WITH AFFILIATES.
              ----------------------------

         Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to
           --------
transactions between or among the Loan Parties.

         7.09 BURDENSOME AGREEMENTS.
              ---------------------

         Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, except for any agreement in effect (A) on the First Amendment Effective Date and set forth on Schedule 7.09 (including the Subordinated Notes Documents) or
                 -------------
(B) at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, except for any agreement in effect on the First Amendment Effective Date and set forth on Schedule 7.09 (including the Subordinated Notes Documents);
             -------------
provided, however, that this clause (iii) shall not prohibit any negative
--------  -------
pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(f) solely to the extent any such negative pledge relates to
      ---------------
the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

         7.10 USE OF PROCEEDS.
              ---------------

         Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         7.11 FINANCIAL COVENANTS.
              -------------------

                  (a) Consolidated Interest Coverage Ratio. Permit the
                      ------------------------------------
         Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Holdings to be less than the ratio set forth below opposite such fiscal quarter:

--------------------------------------------------------------------------
                                                   Minimum
                                                   Consolidated
                                                   Interest Coverage
Four Fiscal Quarters Ending                        Ratio
--------------------------------------------------------------------------
First Amendment Effective Date                     2.00 to 1.00
through March 31, 2008
--------------------------------------------------------------------------
June 30, 2008 and each fiscal quarter thereafter   2.25 to 1.00
--------------------------------------------------------------------------

                  (b) Consolidated Leverage Ratio. Permit the Consolidated
                      ---------------------------
         Leverage Ratio at any time during any period of four fiscal quarters of Holdings set forth below to be greater than the ratio set forth below opposite such period:

--------------------------------------------------------------------------
                                                   Maximum
                                                   Consolidated
Four Fiscal Quarters Ending                        Leverage Ratio
--------------------------------------------------------------------------
First Amendment Effective Date                     5.75 to 1.0
through March 31, 2008
--------------------------------------------------------------------------
June 30, 2008 through March 31, 2009               5.25 to 1.0
--------------------------------------------------------------------------
June 30, 2009 and each fiscal quarter thereafter   4.75 to 1.0
--------------------------------------------------------------------------

         7.12 CAPITAL EXPENDITURES.
              --------------------

         Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding (a) for each of the fiscal years ending December 31, 2007 and December 31, 2008, $60,000,000 in the aggregate for the Borrower and it Subsidiaries during any such fiscal year and (b) for each of the fiscal years ending December 31, 2009 and thereafter, $65,000,000 in the aggregate for the Borrower and it Subsidiaries during any such fiscal year (the "Maximum Cap Ex
                                                               --------------
Amount"); provided, however, that (i) so long as no Default has occurred and
------    --------  -------
is continuing or would result from such expenditure, any portion of the fixed amount set forth above, if not expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next following fiscal year and (ii) if any such amount is so carried over, it will be deemed used in the applicable subsequent fiscal year after the fixed amount set forth above has been expended; and provided, further, that the Maximum Cap Ex Amount shall
                       --------  -------
be increased by $2,500,000 for each $100,000,000 increase in the Term Facility in accordance with Section 2.14 if and to the extent that such additional Term
                   ------------
Borrowing is applied to one or more Acquisitions permitted under Section
                                                                 -------
7.03(h).
-------

         7.13 AMENDMENTS OF ORGANIZATION DOCUMENTS.
              ------------------------------------

         Amend any of its Organization Documents in any material respect adverse to the Administrative Agent or the Lenders.

         7.14 ACCOUNTING CHANGES.
              ------------------

         Make any change in (a) accounting policies or reporting practices, except as required by GAAP or applicable Laws, or (b) its fiscal year, except in the case of this clause (b) to a fiscal year ending December 31 or otherwise upon 30 days prior written notice to the Administrative Agent.

         7.15 PREPAYMENTS, ETC. OF INDEBTEDNESS.
              ---------------------------------

         Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except:

         (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement;

         (b) regularly scheduled or required repayments, purchases or redemptions of Indebtedness set forth in Schedule 7.02 (except any such
                                         -------------
repayment, purchase or redemption subject to Section 7.15(d) below) and
                                             ---------------
refinancings and refundings of such Indebtedness in compliance with Section
                                                                    -------
7.02(d);
-------

         (c) the consummation of the Tender Offer, the Cadmus Tender Offer and the Cadmus Change of Control Offer;

         (d) prepayment, purchase, redemption or defeasance of the Subordinated Notes, so long as (i) immediately before and after giving effect to any such prepayment, purchase, redemption or defeasance, (x) no Default shall have occurred and be continuing and (y) Holdings and its Subsidiaries shall be in compliance with all of the covenants set forth in Section 7.11 on
                                                              ------------
a Pro Forma Basis, as determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), as applicable, (ii) no Term Loans shall be applied
   ---------------    ---
to such prepayment, purchase, redemption or defeasance; (iii) if the Consolidated Leverage Ratio determined in accordance with the foregoing subclause (d)(i)(y) is greater than 3.50 to 1.0, no Excess Cash Flow shall be applied to such prepayment, purchase, redemption or defeasance (subject to the final proviso set forth in subclause (f) below), and (iv) to the extent funded by the issuance of Indebtedness, such Indebtedness (A) shall be subordinate in all respects to the Obligations on terms substantially the same or shall be unsecured Indebtedness, (B) shall not increase the principal amount then owed under the Subordinated Notes (except by an amount equal to a reasonable premium paid, accrued but unpaid interest and reasonable fees and expenses incurred in connection therewith), (C) shall have the same obligor, (D) shall be subject to an equal or longer maturity as the Subordinated Notes and (E) if such Indebtedness is subordinate to the Obligations, otherwise shall be subject to material terms and conditions substantially no more restrictive than the Subordinated Notes Documents;

         (e) prepayments of Indebtedness permitted under Section 7.02(b);
                                                         ---------------

         (f) prepayments of Indebtedness permitted under Section 7.02(g),
                                                         ---------------
provided that any such prepayment shall be funded by (i) a refinancing
--------
permitted under Section 7.02(d), (ii) Loans under this Agreement or (iii) if
                ---------------
the Consolidated Leverage Ratio calculated on a Pro Forma Basis, as determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), as
                                                 ---------------    ---
applicable, is less than or equal to 3.50 to 1.0, Excess Cash Flow (provided,
                                                                    --------
however, that if such Consolidated
-------

Leverage Ratio is greater than 3.50 to 1.0 and subject to a dollar for dollar reduction in the Maximum Dividend Amount in accordance with Section 7.06(d),
                                                            ---------------
the Borrower may apply up to $25,000,000 of Excess Cash Flow in the aggregate to (x) pay fees arising in connection with an offer to repurchase the Subordinated Notes, (y) purchase Subordinated Notes and/or (z) to prepay Indebtedness permitted under Section 7.02(g)); and
                             ----------------

         (g) so long as (i) immediately before and after giving effect to any such prepayment, purchase or redemption (x) no Default shall have occurred and be continuing and (y) Holdings and its Subsidiaries shall be in compliance with all of the covenants set forth in Section 7.11 on a Pro Forma Basis, as
                                       ------------
determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or
                                                        ---------------
(b), as applicable, prepayments, purchases or redemptions of (A) the Cadmus
---
Subordinated Notes, (B) the Equipment Loans in an aggregate amount not to exceed $13,200,000, (C) the Senior Notes (in an aggregate principal amount not to exceed $10,500,000 plus any residual note obligations and associated premiums and expenses) and (D) other Indebtedness (other than the Subordinated Notes) in an aggregate amount not to exceed $5,000,000.

         7.16 AMENDMENT, ETC. OF RELATED DOCUMENTS AND INDEBTEDNESS.
              -----------------------------------------------------

                  (a) Cancel or terminate any Tender Offer Documents or Subordinated Notes Documents or consent to or accept any cancellation or termination thereof, except, in the case of the Subordinated Notes Documents, in connection with any transaction permitted under Section
                                                                       -------
         7.15(d), (b) cancel or terminate any Material Contract or consent to
         -------
         or accept any cancellation or termination thereof, unless the cancellation or termination thereof could not reasonably be expected to have a Material Adverse Effect, (c) amend, modify or change in any manner any term or condition of any Tender Offer Documents or Subordinated Notes Documents or give any consent, waiver or approval thereunder that, in any such case, could impair the rights and remedies of the Secured Parties under the Loan Documents or otherwise result in a Material Adverse Effect, (d) amend, modify or change in any manner any term or condition of any Material Contract or give any consent, waiver or approval thereunder unless such amendment, modification or change could not reasonably be expected to have a Material Adverse Effect, (e) waive any default under or any breach of any term or condition of any Tender Offer Documents or Subordinated Notes Documents, (f) waive any material default or any breach of any material term or condition of any Material Contract, (g) take any other action in connection with any Related Document that would impair in any material respect the value of the interest or rights of any Loan Party thereunder or that would impair the rights or interests of the Administrative Agent or any Lender or (h) amend, modify or change in any manner any term or condition of any Indebtedness set forth in Schedule 7.02, except for any refinancing,
                                   -------------
         refunding, renewal or extension thereof permitted by Section 7.02(d)
                                                              ---------------
         or Section 7.15(d) and except for any such amendment, modification or
            ---------------
         change that could not reasonably be expected to impair the rights and remedies of the Secured Parties under the Loan Documents or otherwise result in a Material Adverse Effect.

         7.17 HOLDING COMPANY.
              ---------------

         In the case of Holdings, engage in any business or activity other than (a) the ownership of all outstanding Equity Interests in the Borrower and CNMW Investments, Inc. (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, (d) the execution and delivery of the Loan Documents and Related Documents to which it is a party and the performance of its obligations thereunder, (e) activities incidental to the businesses or activities described in clauses (a) through (d) of this Section and (f) any other activities substantially similar or related to the lines of business of Holdings in the ordinary course of business as of the date hereof to the extent otherwise permitted under the Loan Documents.

         7.18 DESIGNATION OF SENIOR DEBT.
              --------------------------

         Designate any Indebtedness (other than the Indebtedness under the Loan Documents) of the Borrower or any of its Subsidiaries as "Designated Senior Debt" under, and as defined in, the Subordinated Notes Documents and the Cadmus Subordinated Notes Documents.

                                 ARTICLE VIII

                        EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT.
              -----------------

         Any of the following shall constitute an Event of Default:

                  (a) Non-Payment. The Borrower or any other Loan Party fails
                      -----------
         to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

                  (b) Specific Covenants. (i) The Borrower fails to perform or
                      ------------------
         observe any term, covenant or agreement contained in any of Section
                                                                     -------
         6.01(a), 6.01(b), 6.02(b), 6.03, 6.05(a), 6.05(c), 6.10, 6.11, 6.12,
         -------  -------  -------  ----  -------  -------  ----  ----  ----
         6.14, 6.17, 6.20 or Article VII, (ii) any Guarantor fails to perform
         ----  ----  ----    -----------
         or observe any term, covenant or agreement set forth in the foregoing subclause (i) that Guarantor has agreed to perform or observe pursuant to Section 4.01 of the Guaranty or (iii) any Loan Party
                     ------------
         fails to perform or observe any term, covenant or agreement contained in (x) Section 5.01(c), 5.01(d), Section 5.01(g), or Section 5.02 of
                ---------------  -------  ---------------     ------------
         the Security Agreement or (y) the foregoing subclause (i) that any Loan Party agreed to perform or observe pursuant to any Mortgage to which it is a party; or

                  (c) Other Defaults. Any Loan Party fails to perform or
                      --------------
         observe any other covenant or agreement (not specified in Section
                                                                   -------
         8.01(a) or (b) above) contained in any
         -------    ---

         Loan Document on its part to be performed or observed and such failure continues for 30 days from the earlier of (i) the date that any Responsible Officer of a Loan Party has actual knowledge thereof or (ii) the date that the Administrative Agent delivers to Borrower written notice of such failure; or

                  (d) Representations and Warranties. Any representation,
                      ------------------------------
         warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

                  (e) Cross-Default. (i) Any Loan Party or any Subsidiary
                      -------------
         thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
         (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs (other than (x) the occurrence of any "Change of Control" under, and as defined in, the Subordinated Note Documents, so long as the Borrower would at such time be permitted in accordance with Section 7.15(d) to prepay, purchase, redeem or
                         ---------------
         defease the Subordinated Notes, and (y) the occurrence of any "Change of Control" under, and as defined in, the Cadmus Subordinated Notes Documents), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) and the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

                  (f) Insolvency Proceedings, Etc. Any Loan Party or any
                      ---------------------------
         Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

                  (g) Inability to Pay Debts; Attachment. (i) Any Loan Party
                      ----------------------------------
         or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or
         (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

                  (h) Judgments. There is entered against any Loan Party or
                      ---------
         any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has an A.M. Best Financial Strength Rating of at least "A" (other than the insurance with Arch Insurance Company which shall have an A.M. Best Financial Strength Rating of at least A-), been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

                  (i) ERISA. (i) An ERISA Event occurs with respect to a
                      -----
         Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $50,000,000, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

                  (j) Invalidity of Loan Documents. Any material provision of
                      ----------------------------
         any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

                  (k) Change of Control. There occurs any Change of Control;
                      -----------------
         or

                  (l) Collateral Documents. Any Collateral Document after
                      --------------------
         delivery thereof pursuant to Section 4.01 or 6.12 shall for any
                                      ------------    ----
         reason (other than pursuant to the terms
         hereof of thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the
                                                      -------------
         Collateral purported to be covered thereby; or

                  (m) Subordination. (i) The subordination provisions of the
                      -------------
         Subordinated Notes Documents (the "Subordinated Provisions") shall,
                                            -----------------------
         in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the Subordinated Notes; (ii) all or any material portion of the Obligations cease to constitute "Senior Debt" and "Designated Senior Debt" under the Subordinated Note Documents; or (iii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all payments of principal of or premium and interest on the Subordinated Notes, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

         8.02 REMEDIES UPON EVENT OF DEFAULT.
              ------------------------------

         If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

                  (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

                  (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

                  (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an
--------  -------
order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

         8.03 APPLICATION OF FUNDS.
              --------------------

         After the exercise of remedies provided for in Section 8.02 (or after
                                                        ------------
the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the
                        ------------
Obligations shall be applied by the Administrative Agent in the following order:

         First, to payment of that portion of the Obligations constituting
         -----
fees, indemnities, expenses and other amounts (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity
              -----------
as such;

         Second, to payment of that portion of the Obligations constituting
         ------
fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including the reasonable, allocated fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to
                          -----------
the respective amounts described in this clause Second payable to them;
                                                ------

         Third, to payment of that portion of the Obligations constituting
         -----
accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable
                                                                 -----
to them;

         Fourth, to payment of that portion of the Obligations constituting
         ------
unpaid principal of the Loans, L/C Borrowings and amounts owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by
                                                              ------
them;

         Fifth, to the Administrative Agent for the account of the L/C Issuer,
         -----
to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

         Last, the balance, if any, after all of the Obligations have been
         ----
paid in full in cash or Cash Collateralized, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate
           ---------------
undrawn amount of Letters of Credit pursuant to clause Fifth above shall be
                                                       -----
applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

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

                                  ARTICLE IX

                             ADMINISTRATIVE AGENT

         9.01 APPOINTMENT AND AUTHORITY.
              -------------------------

                  (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and none of Holdings, the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

                  (b) The Administrative Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders
          ----------------
         (in its capacities as a Lender, Swing Line Lender (if applicable), potential Hedge Bank and potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as "collateral agent" and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to
         Section 9.05 for purposes of holding or enforcing any Lien on the
         ------------
         Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI
                                            ----------     ----------
         (including Section 11.04(c), as though such co-agents, sub-agents and
                    ----------------
         attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

         9.02 RIGHTS AS A LENDER.
              ------------------

         The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

         9.03 EXCULPATORY PROVISIONS.
              ----------------------

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

                  (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

                  (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall
                                --------
         not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

                  (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

         The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the
                                       --------------     ----
absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.

         The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith,
(iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV
                                                                  ----------
or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         9.04 RELIANCE BY ADMINISTRATIVE AGENT.
              --------------------------------

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         9.05 DELEGATION OF DUTIES.
              --------------------

         The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         9.06 RESIGNATION OF ADMINISTRATIVE AGENT.
              -----------------------------------

         The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower (and, so long as no Event of Default has occurred and is continuing, with the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that
                                                                 --------
if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and
(b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of
                 -------------
such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

         Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

         9.07 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.
              ------------------------------------------------------

         Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

         9.08 NO OTHER DUTIES, ETC.
              --------------------

         Anything herein to the contrary notwithstanding, none of the Lead Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

         9.09 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.
              ---------------------------------------------

         In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of the
         principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(i) and (j),
                                                   ----------------     ---
         2.09 and 11.04) allowed in such judicial proceeding; and
         ----     -----

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections
                                                                  --------
2.09 and 11.04.
----     -----

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

         9.10 COLLATERAL AND GUARANTY MATTERS.
              -------------------------------

         The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

                  (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is Disposed of or to be Disposed of as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or
         (iii) if approved, authorized or ratified in writing in accordance with Section 11.01;
              -------------

                  (b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

                  (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section
                                                                  -------
         7.01(i).
         -------

         Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the
        ------------                                    ------------
Administrative Agent will, at the Borrower's expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.
                   ------------

                                   ARTICLE X

                              CONTINUING GUARANTY

         10.01 GUARANTY.
               --------

         Holdings hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Secured Parties, arising hereunder and under the other Loan Documents (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, reasonable attorneys' fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof). The Administrative Agent's books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon Holdings, and conclusive for the purpose of establishing the amount of the Obligations, absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any

Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of Holdings under this Guaranty, and Holdings hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing, whether arising as a result of any law or regulation of any jurisdiction or any other event affecting any term of the Obligations.

         10.02 RIGHTS OF LENDERS.
               -----------------

         Holdings consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, Holdings consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Holdings under this Guaranty or which, but for this provision, might operate as a discharge of Holdings.

         10.03 CERTAIN WAIVERS.
               ---------------

         Holdings waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower; (b) any defense based on any claim that
Holdings' obligations exceed or are more burdensome than those of the
Borrower; (c) the benefit of any statute of limitations affecting Holdings' liability hereunder; (d) subject to Section 10.05, any right to proceed
                                    -------------
against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) subject to Section 10.05, any benefit of and any right to
                ------------------------
participate in any security now or hereafter held by any Secured Party; and
(f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Holdings expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. Holdings waives any rights and defenses that are or may become available to Holdings by reason of Sections 2787 to 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code. As provided below, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The foregoing waivers and the provisions hereinafter set forth in this Guaranty which pertain to California law are included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or the Obligations.

         10.04 OBLIGATIONS INDEPENDENT.
               -----------------------

         The obligations of Holdings hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against Holdings to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

         10.05 SUBROGATION.
               -----------

         Holdings shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been paid in full in cash and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to Holdings in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured.

         10.06 TERMINATION; REINSTATEMENT.
               --------------------------

         This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty are paid in full in cash and the Commitments and the Facilities with respect to the Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or Holdings is made, or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of Holdings under this paragraph shall survive termination of this Guaranty.

         10.07 SUBORDINATION.
               -------------

         Holdings hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to Holdings, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to Holdings as subrogee of the Secured Parties or resulting from Holdings' performance under this Guaranty, to the payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of the Borrower to Holdings shall be enforced and performance received by Holdings as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of Holdings under this Guaranty.

         10.08 STAY OF ACCELERATION.
               --------------------

         If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against Holdings or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by Holdings immediately upon demand by the Secured Parties.

         10.09 CONDITION OF BORROWER.
               ---------------------

         Holdings acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as Holdings requires, and that none of the Secured Parties has any duty, and Holdings is not relying on the Secured Parties at any time, to disclose to Holdings any information relating to the business, operations or financial condition of the Borrower or any other guarantor (Holdings waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

         10.10 ADDITIONAL GUARANTOR WAIVERS AND AGREEMENTS.
               -------------------------------------------

                  (a) Holdings understands and acknowledges that if the
         Secured Parties foreclose judicially or nonjudicially against any real property security for the Obligations, that foreclosure could impair or destroy any ability that Holdings may have to seek reimbursement, contribution, or indemnification from the Borrower or others based on any right Holdings may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Holdings under this Guaranty. Holdings further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Holdings' rights, if any, may entitle Holdings to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union
                                                                     -----
         Bank v. Gradsky, 265 Cal. App. 2d 40 (1968). By executing this
         ---------------
         Guaranty, Holdings freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Holdings will be fully liable under this Guaranty even though the Secured Parties may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (ii) agrees that Holdings will not assert that defense in any action or proceeding which the Secured Parties may commence to enforce this Guaranty;
         (iii) acknowledges and agrees that the rights and defenses waived by Holdings in this Guaranty include any right or defense that Holdings may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and
         (iv) acknowledges and agrees that the Secured Parties are relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration which the Secured Parties are receiving for creating the Obligations.

                  (b) Holdings waives all rights and defenses that Holdings may have because any of the Obligations is secured by real property. This means, among other things: (i) the Secured Parties may collect from Holdings without first foreclosing on any real or personal property collateral pledged by the other Loan Parties; and (ii) if the Secured Parties foreclose on any real property collateral pledged by the other Loan Parties: (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) the Secured Parties may collect from Holdings even if the Secured Parties, by foreclosing on the real property collateral, have destroyed any right Holdings may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Holdings may have because any of the Obligations is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                  (c) Holdings waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

                                  ARTICLE XI

                                 MISCELLANEOUS

         11.01 AMENDMENTS, ETC.
               ---------------

                  (a) Required Lender and Unanimous Consent. No amendment or
                      -------------------------------------
         waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                --------
         however, that no such amendment, waiver or consent shall:
         -------

                           (i) waive any condition set forth in Section 4.01
                                                                ------------
                  (other than Section 4.01(b)(i) or (c)), or, in the case of
                              ------------------    ----
                  the initial Credit Extension, Section 4.02, without the
                                                ------------
                  written consent of each Lender;

                           (ii) without limiting the generality of clause (a)
                  above, waive any condition set forth in Section 4.02 as to
                                                          ------------
                  any Credit Extension under (A) the Revolving Credit Facility without the written consent of the Required Revolving Lenders or (B) prior to the Delayed-Draw Commitment Termination Date, the Delayed-Draw Facility, without the written consent of the Required Delayed-Draw Lenders;

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

                           (iii) extend or increase the Commitment of any
                  Lender (or reinstate any Commitment terminated pursuant to
                  Section 8.02) without the written consent of such Lender;
                  ------------

                           (iv) postpone any date fixed by this Agreement or
                  any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

                           (v) reduce the principal of, or the rate of
                  interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (D) of the second proviso to this Section
                                                                       -------
                  11.01(a)) any fees or other amounts payable hereunder or
                  --------
                  under any other Loan Document, without the written consent of each Lender entitled to such amount; provided, however,
                                                          --------  -------
                  that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

                           (vi) change (i) Section 2.13 or Section 8.03 in a
                                           ------------    ------------
                  manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in
                                ---------------    -------
                  any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders,
                  (ii) if such Facility is an Additional Term Facility, the Required Additional Term Lenders, and (iii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;

                           (iv) change (A) any provision of this Section 11.01
                                                                 -------------
                  or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (B) of this Section 11.01(vii)), without the written
                                     ------------------
                  consent of each Lender or (B) the definition of "Required Revolving Lenders," "Required Term Lenders," or "Required Additional Term Lenders" without the written consent of each Lender under the applicable Facility;

                           (v) subject to Section 9.10, release all or
                                          ------------
                  substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

                           (vi) subject to Section 9.10, release all or
                                           ------------
                  substantially all of the value of the Guaranty, without the written consent of each Lender; or

                           (vii) impose any greater restriction on the ability
                  of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (A) if such Facility is the Term Facility, the Required Term Lenders, (B) if such Facility is an Additional Term Facility, the Required Additional Term Lenders, and (C) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;

and provided, further, that (A) no amendment, waiver or consent shall, unless
    --------  -------
in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (D) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.

                  (b) Defaulting Lenders. Notwithstanding anything to the
                      ------------------
         contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

                  (c) Replacement of Non-Consenting Lenders. If any Lender
                      -------------------------------------
         does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with
         Section 11.13; provided that such amendment, waiver, consent or
         -------------  --------
         release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

         11.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATIONS.
               -------------------------------------------------

                  (a) Notices Generally. Except in the case of notices and
                      -----------------
         other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                           (i) if to Holdings, the Borrower, the
                  Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and
                     --------------

                           (ii) if to any other Lender, to the address,
                  telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

                  (b) Electronic Communications. Notices and other
                      -------------------------
         communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply
                                   --------
         to notices to any Lender or the L/C Issuer pursuant to Article II if
                                                                ----------
         such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such
                                                --------
         procedures may be limited to particular notices or communications.

         Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other
                                --------
communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

                  (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS
                      ------------
         AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER

         MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent Parties")
                                                           -------------
         have any liability to Holdings, the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event
                                         --------  -------
         shall any Agent Party have any liability to Holdings, the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

                  (d) Change of Address, Etc. Each of Holdings, the Borrower,
                      ----------------------
         the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

                  (e) Reliance by Administrative Agent, L/C Issuer and
                      ------------------------------------------------
         Lenders. The Administrative Agent, the L/C Issuer and the Lenders
         -------
         shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or
         (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower, except to the extent that such losses, costs, expenses or liabilities are determined by a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         11.03 NO WAIVER; CUMULATIVE REMEDIES.
               ------------------------------

         No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         11.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.
               ----------------------------------

                  (a) Costs and Expenses. The Borrower shall pay (i) all
                      ------------------
         reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, but excluding any costs of maintaining the Platform), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all reasonable, allocated fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) Indemnification by the Borrower. The Borrower shall
                      -------------------------------
         indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee")
                                                              ----------
         against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable, allocated fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower's or such Loan Party's directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity
                                               --------
         shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final judgment in its favor on such claim as determined by a court of competent jurisdiction.

                  (c) Reimbursement by Lenders. To the extent that the
                      ------------------------
         Borrower for any reason fails to pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or
                             --------
         indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
                                                              ---------------

                  (d) Waiver of Consequential Damages, Etc. To the fullest
                      ------------------------------------
         extent permitted by applicable law, neither the Borrower nor any Indemnitee shall assert, and each of the Borrower and the Indemnitees hereby waives, any claim against the Borrower, any other Loan Party or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or

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
         actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final judgment of a court of competent jurisdiction.

                  (e) Payments. All amounts due under this Section shall be
                      --------
         payable not later than ten Business Days after demand therefor.

                  (f) Survival. The agreements in this Section shall survive
                      --------
         the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

         11.05 PAYMENTS SET ASIDE.
               ------------------

         To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the
                                            ----
date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

         11.06 SUCCESSORS AND ASSIGNS.
               ----------------------

                  (a) Successors and Assigns Generally. The provisions of this
                      --------------------------------
         Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under the other Loan Documents (except in connection with any transaction permitted by Section 7.04(a), (d) or (e))
                                           ---------------  ---    ---
         without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of
                                           ----------------
         participation in accordance with the provisions of Section 11.06(d),
                                                            ----------------
         or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(f) (and any other
                                        ----------------
         attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in

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
         subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Assignments by Lenders. Any Lender may at any time
                      ----------------------
         assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section
                                                                     -------
         11.06(b), participations in L/C Obligations and in Swing Line Loans)
         -------
         at the time owing to it); provided that any such assignment shall be
                                   --------
         subject to the following conditions:

                           (i)      Minimum Amounts.

                                    (A) in the case of an assignment of the
                           entire remaining amount of the assigning Lender's Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

                                    (B) in any case not described in
                           subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of any Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent
                                        --------  -------
                           assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

                           (ii) Proportionate Amounts. Each partial assignment
                                ---------------------
                  shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender's rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

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

                           (iii) Required Consents. No consent shall be
                                 -----------------
                  required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

                                    (A) the consent of the Borrower (such
                           consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

                                    (B) the consent of the Administrative
                           Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Term Commitment or Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;

                                    (C) the consent of the L/C Issuer (such
                           consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

                                    (D) the consent of the Swing Line Lender
                           (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.

                           (iv) Assignment and Assumption. The parties to each
                                -------------------------
                  assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 11.06; provided, however,
                                           --------------  --------  -------
                  that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                           (v) No Assignment to Borrower. No such assignment
                               -------------------------
                  shall be made to the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                           (vi) No Assignment to Natural Persons. No such
                                --------------------------------
                  assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04
                                           -------------  ----  ----     -----
with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).
     ----------------

                  (c) Register. The Administrative Agent, acting solely for
                      --------
         this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the
          --------
         Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Participations. Any Lender may at any time, without the
                      --------------
         consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or
            -----------
         obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided
                                                                   --------
         that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and
         (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such
         --------
         Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01(a) that affects such Participant. Subject to
                    ----------------
         subsection (e) of this Section, the Borrower agrees that each
         --------------
         Participant shall be entitled to the benefits of Sections 3.01, 3.04
                                                          -------------  ----
         and 3.05 to the same extent as if it were a Lender and had acquired
             ----
         its interest by assignment pursuant to Section 11.06(b). To the
                                                ----------------
         extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided
                         -------------                             --------
         such Participant agrees to be subject to Section 2.13 as though it
                                                  ------------
         were a Lender.

                  (e) Limitations upon Participant Rights. A Participant shall
                     ------------------------------------
         not be entitled to receive any greater payment under Section 3.01,
                                                              ------------
         3.04 or 3.05 than the applicable Lender would have been entitled to
         ----    ----
         receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the
                     ------------
         participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as
                                                         ---------------
         though it were a Lender.

                  (f) Certain Pledges. Any Lender may at any time pledge or
                      ---------------
         assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such
                                                       --------
         pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) Electronic Execution of Assignments. The words
                      -----------------------------------
         "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

                  (h) Resignation as L/C Issuer or Swing Line Lender after
                      ----------------------------------------------------
         Assignment. Notwithstanding anything to the contrary contained
         ----------
         herein, if at any time Bank of America assigns all of its Revolving Credit Commitments and Revolving Credit Loans pursuant to Section
                                                                   -------
         11.06(b), Bank of America may, (i) upon 30 days' notice to the
         --------
         Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided,
                                                              --------
         however, that no failure by the Borrower to appoint any such
         -------
         successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to
         Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it
         ---------------
         shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line

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

         Loans pursuant to Section 2.04(c). Upon the appointment of a
                           ---------------
         successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

         11.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY.
               -------------------------------------------------

         Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided, that in the event of any such disclosure under this clause (c), the Administrative Agent, such Lender or the L/C Issuer, as the case may be, agrees to use commercially reasonable efforts to inform the Borrower of such disclosure to the extent not prohibited by Law), (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or
(h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower (other than through a Person whom the Administrative Agent, such Lender or the L/C Issuer actually knows to be acting in violation of his or its obligations to the Borrower or any other Loan Party).

         For purposes of this Section, "Information" means all information
                                        -----------
received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information
                                 --------
received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

         11.08 RIGHT OF SETOFF.
               ---------------

         If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of Holdings, the Borrower or any other Loan Party against any and all of the obligations of Holdings, the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of Holdings, the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such
                                       --------
notice shall not affect the validity of such setoff and application.

         11.09 INTEREST RATE LIMITATION.
               ------------------------

         Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender
                     ------------
shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

         11.10 COUNTERPARTS; EFFECTIVENESS.
               ---------------------------

         This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.01, this Agreement shall become
                                ------------
effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
               ------------------------------------------

         All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         11.12 SEVERABILITY.
               ------------

         If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.13 REPLACEMENT OF LENDERS.
               ----------------------

         If any Lender requests compensation under Section 3.04, or if the
                                                   ------------
Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01,
                                                                 ------------
if any Lender is a Defaulting Lender, or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests,
                                        -------------
rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
                                              --------

                  (a) the Borrower shall have paid to the Administrative Agent the processing and recordation fee specified in Section 11.06(b);
                                                         ----------------

                  (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such
                       ------------
         outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

                  (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be
                                      ------------
         made pursuant to Section 3.01, such assignment will result in a
                          ------------
         reduction in such compensation or payments thereafter; and

                  (d) such assignment does not conflict with applicable Laws.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         11.14 GOVERNING LAW; JURISDICTION; ETC.
               --------------------------------

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
         CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER
                      --------------------------
         LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE

         ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                  (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY
                      ---------------
         IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                  (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY
                      ------------------
         CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN
         SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY
         -------------
         PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         11.15 WAIVER OF JURY TRIAL.
               --------------------

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         11.16 CALIFORNIA JUDICIAL REFERENCE.
               -----------------------------

         If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding

(whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a "provisional remedy" as defined in California Code of Civil Procedure
Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 11.04, the Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

         11.17 NO ADVISORY OR FIDUCIARY RESPONSIBILITY.
               ---------------------------------------

         In connection with all aspects of each transaction contemplated hereby, the Borrower and Holdings each acknowledge and agree, and acknowledge their respective Affiliates' understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm's-length commercial transaction between the Borrower, Holdings and their respective Affiliates, on the one hand, and the Administrative Agent and the Lead Arrangers, on the other hand, and each of the Borrower and Holdings is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and each Lead Arranger is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for the Borrower, Holdings or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any Lead Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or Holdings with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any Lead Arranger has advised or is currently advising the Borrower, Holdings or any of their respective Affiliates on other matters) and neither the Administrative Agent nor any Lead Arranger has any obligation to the Borrower, Holdings or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings and their respective Affiliates, and neither the Administrative Agent nor the Lead Arrangers have any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the Lead Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Borrower and Holdings has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Borrower and Holdings hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and each Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty.

         11.18 USA PATRIOT ACT NOTICE.
               ----------------------

         Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

         11.19 TIME OF THE ESSENCE.
               -------------------

         Time is of the essence of the Loan Documents.

         11.20 ENTIRE AGREEMENT.
               ----------------

         THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         11.21 AMENDMENT AND RESTATEMENT.
               -------------------------

                  (a) The Borrower, Holdings, the Administrative Agent, the L/C Issuer and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

                  (b) Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, the Borrower and Holdings shall continue to be liable to the Administrative Agent and the Lenders with respect to agreements on the part of the Borrower and Holdings under the Existing Credit Agreement to indemnify and hold harmless the Administrative Agent and the Lenders from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Administrative Agent and the Lenders may be subject arising in connection with the Existing Credit Agreement. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower and Holdings under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Existing Credit Agreement shall constitute Credit Extensions hereunder.

                  (c) By execution of this Agreement all parties hereto agree that (i) each of the Collateral Documents and other Loan Documents is hereby amended such that all references to the Existing Credit Agreement and the Loans thereunder shall be deemed to refer to this Credit Agreement and the continuation of the Loans hereunder, (ii) each of the Guaranties is reaffirmed and (iii) all security interests and liens granted under the Collateral Documents shall continue and secure the Obligations hereunder and the obligations of the Guarantors under the Guaranties.

         11.22 DESIGNATED SENIOR DEBT.
               ----------------------

         The Borrower hereby designates all the Obligations as "Designated Senior Debt" under, and as defined in, each of the Subordinated Notes Documents, the Cadmus Subordinated Notes Documents and all supplemental indentures thereto.

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